UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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ACCESS INTEGRATED TECHNOLOGIES, INC.
(Name of Registrant As Specified In Its Charter)

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ACCESS INTEGRATED TECHNOLOGIES, INC.
d/b/a CINEDIGM DIGITAL CINEMA CORP.
55 Madison Avenue, Suite 300
Morristown, New Jersey 07960
_________________________________

PROXY STATEMENT
_________________________________

2009 ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 30, 2009

GENERAL

This revised and restated Proxy Statement (this “Revised Proxy Statement) is being furnished to the stockholders of ACCESS INTEGRATED TECHNOLOGIES, INC. D/B/A CINEDIGM DIGITAL CINEMA CORP. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”).  The proxies are for use at the 2009 Annual Meeting of Stockholders of the Company, originally scheduled to be held on Thursday, September 10, 2009, but adjourned to Wednesday, September 30, 2009, at 2:00 p.m., local time, or at any adjournment thereof (the “Annual Meeting”).  PLEASE NOTE THAT THE DATE OF THE ADJOURNED ANNUAL MEETING IS NOW WEDNESDAY, SEPTEMBER 30, 2009.  The Annual Meeting will be held at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, 27th Floor, New York, New York 10178.  The Company’s telephone number is (973) 290-0080.

The Company originally furnished a Notice of Meeting and Proxy Statement (the “Original Proxy Statement”) relating to the Annual Meeting to stockholders on July 29, 2009.  Since the date on which the Original Proxy Statement was mailed, there have been a number of significant developments with respect to the Company’s business.  As a result of those developments, the Board has determined to revise two of the Proposals included in the Original Proxy Statement and to add five (5) additional Proposals that will be submitted to stockholders at the Annual Meeting.  The purpose of this Revised Proxy Statement is to provide stockholders with information concerning the revised Proposals and the additional Proposals to be submitted at the Annual Meeting.  As more fully described herein, (i) Proposal 1, Election of Directors of the Original Proxy Statement has been revised to add Mr. Edward A. Gilhuly as a nominee for election as a director at the Annual Meeting and the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Original Proxy Statement has been revised to reflect information concerning Mr. Gilhuly’s beneficial ownership of Company securities, (ii) Proposal 2, Approve a Change to the Name of the Company from “Access Integrated Technologies, Inc.” to “Cinedigm Digital Cinema Corp.” of the Original Proxy Statement has been revised to reflect the vote required for its approval at the Annual Meeting and (iii) Proposal 5, Proposal 6, Proposal 7, Proposal 8 and Proposal 9 have been added.  Proposal 3 and Proposal 4, as set forth herein, are substantially unchanged from the Original Proxy Statement.

The record date for the determination of stockholders entitled to vote at the Annual Meeting has not been changed and remains July 13, 2009.

The shares represented by your proxy will be voted as indicated on your properly executed proxy.  If no directions are given on the proxy, the shares represented by your proxy will be voted as follows:

•	FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees.

•	FOR changing the name of the Company from “Access Integrated Technologies, Inc.” to “Cinedigm Digital Cinema Corp.” (Proposal No. 2).

•	FOR amending the Company’s Second Amended and Restated 2000 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder (Proposal No. 3).

•	FOR ratifying the appointment of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2010 (Proposal No. 4).

•
FOR (i) eliminating the exercise restriction in certain warrants issued to an affiliate of Sageview Capital LP and (ii) granting the right of an affiliate of Sageview Capital LP or its permitted transferees to nominate a second director to the Board (Proposal No. 5).

•	FOR eliminating the exercise price floor in certain warrants issued to an affiliate of Sageview Capital LP (Proposal No. 6).

•
FOR authorizing an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s common stock, subject to the Board’s discretion (Proposal No. 7).

•
FOR authorizing an amendment to the Company’s Certificate of Incorporation to effect a reclassification of the Company’s common stock into new shares of common stock that provide for limitations on the transferability of such common stock in certain circumstances to preserve the value of the Company’s tax net operating losses (Proposal No. 8).

•
FOR amending the Company’s Certificate of Incorporation to increase the number of shares of common stock authorized for issuance and to designate the additional shares as Class A Common Stock (Proposal No. 9).

The proxy card accompanying this Revised Proxy Statement allows you to vote on all nine (9) proposals for which the Company is seeking your approval.  VOTES CAST ON THE PROXY CARD THAT ACCOMPANIED THE ORIGINAL PROXY STATEMENT WILL NOT BE COUNTED. IN ORDER FOR YOUR VOTE TO BE COUNTED ON ANY OF THE NINE (9) PROPOSALS FOR WHICH THE COMPANY IS SEEKING YOUR APPROVAL, YOU MUST SUBMIT THE REVISED PROXY CARD ACCOMPANYING THIS REVISED PROXY STATEMENT.

None of the proposals are cross-conditioned upon any other proposal.  Each proposal is independent of the others and the approval or rejection of any one proposal will not affect the others.

The Company knows of no other matters to be submitted to the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

This Revised Proxy Statement and the accompanying proxy card are first being mailed to the stockholders on or about September 18, 2009.

VOTING SECURITIES

Stockholders of record at the close of business on July 13, 2009 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, (a) 27,820,060 shares of the Company’s Class A Common Stock, $0.001 par value (“Class A Common Stock”), were issued and outstanding and (b) 733,811 shares of the Company’s Class B Common Stock, $0.001 par value (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), were issued and outstanding.

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date.  Each holder of Class B Common Stock is entitled to ten (10) votes for each share of Class B Common Stock held as of the Record Date.  Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock.  Stockholders do not have cumulative voting rights in the election of directors.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business.  If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum.  Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.  Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” each of Proposals 2, 7, 8 and 9 (but will not affect the voting on any of Proposals 1, 3, 4, 5 and 6).

Broker non-votes (i.e., votes from shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted.  Broker non-votes will not affect the outcome of the voting on Proposals 1, 3, 4, 5 and 6 but will have the same effect as a vote “AGAINST” each of Proposals 2, 7, 8 and 9.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

The Company currently intends to hold its 2010 Annual Meeting of Stockholders on or about September 9, 2010.  In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2010 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company no later than March 31, 2010.  Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act.  Any such stockholder proposals submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company’s 2010 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Exchange Act if received by the Company after June 14, 2010.  All stockholder proposals must be made in writing addressed to the Company’s Secretary, Mr. Loffredo, at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, Mr. Loffredo, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.  Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DISSENTERS’ RIGHT OF APPRAISAL

Under the Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

SOLICITATION; “HOUSEHOLDING”

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile.  The cost of soliciting proxies will be borne by the Company.  The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports.  “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family.  This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs.  The Company will promptly deliver an additional copy of either document to any stockholder who writes or calls the Company.  Any such written request should be directed to Investor Relations at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960, (973) 290-0080.

AVAILABILITY OF PROXY MATERIALS

A copy of the Company’s Annual Report on Form 10-K accompanied the Original Proxy Statement. Such Annual Report is not a part of the proxy solicitation materials. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, an additional copy of such Annual Report (without exhibits). Upon request and payment of $0.10 (ten cents) per page, copies of any exhibit to such Annual Report will also be provided. Any such written request should be directed to the Company’s Secretary at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960 or (973) 290-0080.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING ORIGINALLY SCHEDULED TO BE HELD ON SEPTEMBER 10, 2009 AND NOW ADJOURNED TO SEPTEMBER 30, 2009: THE NOTICE OF MEETING, THIS REVISED PROXY STATEMENT, THE ANNUAL REPORT AND THE PROXY CARD ARE AVAILABLE AT http://investor.cinedigm.com/annuals.cfm.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board currently consists of nine (9) directors.  All nine of the current members of the Board have been nominated for re-election.  Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected.  At the Annual Meeting directors will be elected to serve one-year terms expiring at the next annual meeting of stockholders or until successors are elected or until earlier resignation or removal.

The directors shall be elected by a plurality of the Votes Cast at the Annual Meeting.  A “plurality” means that the individuals who receive the largest number of Votes Cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting.  If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company.

This revised Proposal One adds information with respect to Mr. Edward A. Gilhuly who was first elected as a director of the Company by the Board, in accordance with the Company’s By-laws, on August 11, 2009, following the mailing of the Original Proxy Statement for the 2009 Annual Meeting.

Certain information about the nominees to the Board is set forth below:

A. Dale Mayo, 68, is a co-founder of the Company and has been President, Chief Executive Officer (“CEO”) and Chairman of the Board of Directors (“Chairman”) since the Company’s inception in March 2000.  From December 1998 to January 2000, he had been the President and CEO of Cablevision Cinemas, LLC (“Cablevision Cinemas”).  In December 1994, Mr. Mayo co-founded Clearview Cinema Group, Inc. (“Clearview Cinema”), which was sold to Cablevision Cinemas in 1998.  Mr. Mayo was also the founder, Chairman and CEO of Clearview Leasing Corporation, a lessor of computer peripherals and telecommunications equipment founded in 1976.  Mr. Mayo began his career as a computer salesman with IBM in 1965.

Gary S. Loffredo, 44, has been the Company’s SVP -- Business Affairs, General Counsel and Secretary, and a member of the Board since September 2000.  From March 1999 to August 2000, he had been Vice President, General Counsel and Secretary of Cablevision Cinemas.  At Cablevision Cinemas, Mr. Loffredo was responsible for all aspects of the legal function, including negotiating and drafting commercial agreements, with emphases on real estate, construction and lease contracts.  He was also significantly involved in the business evaluation of Cablevision Cinemas’ transactional work, including site selection and analysis, negotiation and new theater construction oversight.  Mr. Loffredo was an attorney at the law firm of Kelley Drye & Warren LLP from September 1992 to February 1999.

Wayne L. Clevenger, 66, has been a member of the Board since October 2001.  He has more than 20 years of private equity investment experience.  He has been a Managing Director of MidMark Equity Partners II, L.P.  (“MidMark”), a private equity fund, since 1989.  Mr. Clevenger was President of Lexington Investment Company from 1985 to 1989, and, previously, had been employed by DLJ Capital Corporation (Donaldson, Lufkin & Jenrette) and INCO Securities Corporation, the venture capital arm of INCO Limited.  Mr. Clevenger served as a director of Clearview Cinema from May 1996 to December 1998.

Gerald C. Crotty, 57, has been a member of the Board since August 2002.  Mr. Crotty has served as President of Weichert Enterprise LLC, a private equity investment firm since 2001.  He previously served as Chairman of Excelsior Ventures Management LLC from 1999 to 2001.  From 1991 to 1998, he held various executive positions with ITT Corporation and its affiliates, including President and Chief Operating Officer of ITT Consumer Financial Corporation and Chairman, President and Chief Executive Officer of ITT Information Services.  Mr. Crotty also serves as a director of AXA Premier VIP Trust and Jones Apparel Group, Inc.

Robert Davidoff, 82, has been a member of the Board since July 2000.  Since 1990, Mr. Davidoff has been a Managing Director of Carl Marks & Co., Inc. (“Carl Marks”) and, since 1989, the General Partner of CMNY Capital II, L.P. (“CMNY”), a venture capital affiliate of Carl Marks.  Mr. Davidoff is a director of Rex Stores Corporation.  Mr. Davidoff served as a director of Clearview Cinema from December 1994 to December 1998.

Matthew W. Finlay, 42, has been a member of the Board since October 2001.  Since 1997, Mr. Finlay has been a director of MidMark.  Previously, he had been a Vice President with the New York merchant banking firm Juno Partners and its investment banking affiliate, Mille Capital, from 1995 to 1997.  Mr. Finlay began his career in 1990 as an analyst with the investment banking firm Southport Partners.

Edward A. Gilhuly, 49, has been a member of the Board since August 2009.  Edward A. Gilhuly is a founding partner of Sageview Capital LP.  Prior to founding Sageview Capital in 2006, Mr. Gilhuly joined Kohlberg Kravis Roberts & Co., L.P. in 1986 in San Francisco, became partner at year-end 1994, and served on KKR's investment committee from 2000 to 2005. In 1998, he moved to London to build KKR's business in Europe, for which he was responsible until early 2005. Prior to joining KKR in 1986, Mr. Gilhuly worked from 1982 to 1984 at Merrill Lynch Capital Markets in the Mergers and Acquisitions Department.  Mr. Gilhuly has a B.A. from Duke University and a M.B.A. from Stanford University.  He is a member of the board of directors of Legrand SA, as well as a member of the board of trustees of the California Academy of the Sciences.

Adam M. Mizel, 39, has been a member of the Board since March 2009.  On August 11, 2009, Mr. Mizel became Chief Financial Officer and Chief Strategy Officer of the Company.  Since 2005, Mr. Mizel has been the Managing Principal at Aquifer Capital Group, LLC.  Previously, Mr. Mizel was Managing Director and Chief Operating Officer of Azimuth Trust, LLC, an alternative asset management firm from 2001 until 2005.  Prior to that, he was a partner at Capital Z Partners, L.P., a private equity and alternative investment firm, and Managing Director at Zurich

Centre Investments, Inc., the North American private equity unit of Zurich Financial Services Group.  Mr. Mizel began his investment career at Morgan Stanley Capital Partners in 1991.  Mr. Mizel also serves on the Board of Directors of PacificHealth Laboratories, Inc.

Robert E. Mulholland, 57, has been a member of the Board since January 2006.  Mr. Mulholland is currently the Chairman of Sound Securities LLC, an institutional broker dealer.  Mr. Mulholland retired in 2005 after a 25-year career at Merrill Lynch & Co. where he most recently served as Senior Vice President and Executive Committee member and also co-headed Merrill Lynch’s America’s Region, covering North and South America.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

APPROVE A CHANGE TO THE NAME OF THE COMPANY FROM “ACCESS INTEGRATED
TECHNOLOGIES, INC.” TO “CINEDIGM DIGITAL CINEMA CORP.”

The Board unanimously adopted a resolution to submit to a vote of shareholders a special resolution to change the name of the Company from “Access Integrated Technologies, Inc.” to “Cinedigm Digital Cinema Corp.”  If shareholders approve this proposal, the change in the Company’s name will become effective promptly after the Annual Meeting upon the filing by the Company of an amendment, in the form of the amendment attached hereto as Appendix A, to its Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware reflecting the new name of the Company.

Purpose and Rationale for the Proposed Change of Name

The Company's new name and identity is designed to better represent the Company's leading position in the new paradigm in cinema entertainment made possible by its technology and services. The change also corresponds to the Company's leading industry role in digital cinema and continued expansion.

Effect of the Proposed Amendment

If approved by shareholders, the change in our name will not affect the validity or transferability of any existing share certificates that bear the name “Access Integrated Technologies, Inc.”  Subject to the effects of our shareholders approving other proposals contained in this Revised Proxy Statement, if the proposed name change is approved, shareholders with certificated shares should continue to hold their existing share certificates. The rights of shareholders holding certificated shares under existing share certificates and the number of shares represented by those certificates will remain unchanged as a result of the name change.  Direct registration accounts and any new share certificates that are issued after the name change becomes effective will bear the name “Cinedigm Digital Cinema Corp.”

Our Class A Common Stock currently trades on The NASDAQ Global Market (“Nasdaq”) under the symbol “CIDM.” If the proposed name change is approved, our shares will continue to trade under this symbol. However, a new CUSIP number will be assigned to the Class A Common Stock shortly following the name change.

The Company has been doing business under the name “Cinedigm Digital Cinema Corp.” since November 2008, and the formal name change will result in an immaterial cost to the Company.

Subject to the effects of our shareholders approving other proposals contained in this Revised Proxy Statement, if the proposal to change our name is not approved, our name and the CUSIP number for our Class A Common Stock will remain unchanged.

This proposal requires approval by a majority of the votes entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHANGE IN THE NAME OF THE COMPANY FROM “ACCESS INTEGRATED TECHNOLOGIES, INC.” TO “CINEDIGM DIGITAL CINEMA CORP.”

PROPOSAL THREE

AMENDMENT TO SECOND AMENDED AND RESTATED
2000 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF SHARES
ISSUABLE THEREUNDER

Our Board adopted the Company’s 2000 Equity Incentive Plan (as subsequently amended or restated, “the Plan”), on June 1, 2000 and, in July 2000, our stockholders approved the Plan by written consent in lieu of a meeting.  The Plan was amended and restated in January 2003 as the First Amended and Restated 2000 Stock Option Plan; it was further amended in September 2003, October 2004, September 2005 and September 2006; and it was further amended and restated in September 2007 as the Second Amended and Restated 2000 Equity Incentive Plan.  The Plan was amended again in May 2008 and September 2008.  Under the Plan, we may grant incentive and nonqualified stock options, stock, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), performance awards and other equity-based awards.  The Plan is administered by the Compensation Committee of the Board.

The Plan currently authorizes up to 3,700,000 shares of the Company’s Class A Common Stock for issuance pursuant to awards made under the Plan.  The Company believes that the availability of an additional 1,300,000 shares of the Company’s Class A Common Stock under the Plan is in the best interests of the Company and its stockholders because the availability of an adequate equity incentive program is an important factor in attracting and retaining qualified officers and employees essential to the success of the Company (whether through acquisitions or otherwise) and in aligning their long-term interests with those of the stockholders.  The increase in the number of shares of Class A Common Stock available for issuance under the Plan will permit the Company to continue the operation of the Plan for the benefit of new participants (either new hires to current operations or employees of acquired companies), as well as to allow additional or replacement awards to current participants.  The Company does not have any specific plans, proposals or arrangements to grant securities under the Plan.  The authorization of additional shares of Class A Common Stock being sought for issuance under the Plan is for general future use.

Pursuant to this proposal, the Board proposes to amend the Plan in the form of the amendment attached hereto as Appendix B, to increase the number of shares of Class A Common Stock authorized for issuance under the Plan from 3,700,000 to 5,000,000.

As of September 9, 2009, under the Plan, the Company has issued 226,215 shares of Class A Common Stock and stock options covering 2,919,872 shares of Class A Common Stock.  The Company has also issued 1,101,356 RSUs that may be settled in cash or shares of Class A Common Stock or a combination thereof, at the Company's sole discretion, had been granted and remain outstanding under the Plan.

The following table summarizes the number of shares of Class A Common Stock issued or reserved for various categories of awards under the Plan as well as the number of shares of Class A Common Stock which remain available for issuance pursuant to awards under the Plan.

Class A Common Stock Issued	226,215
Outstanding Options to acquire Class A Common Stock	2,919,872
Subtotal	3,146,087
Shares of Class A Common Stock available for issuance under the Plan*	553,913
Total	3,700,000
_____________________
*  The Company may, in its sole discretion, use any shares that remain available for issuance under the Plan to settle the RSUs which have been issued by the Company.  The Company may, in its sole discretion, also settle such RSUs in cash, or a combination of cash and shares of Class A Common Stock, if any such shares are available for issuance under the Plan.

Under the Plan, no participant may be granted incentive stock options with an aggregate fair market value, as of the date on which such options were granted, of more than $100,000 becoming exercisable for the first time in any given calendar year.  Options granted under the Plan expire ten years following the date of grant (or such shorter period of time as may be provided in a stock option agreement or five years in the case of incentive stock options granted to stockholders who own greater than 10% of the total combined voting power of the Company) and are subject to restrictions on transfer.  Options granted under the Plan generally vest over periods up to three years.  The Plan is administered by the Compensation Committee, and may be amended or terminated by the Board, although no amendment or termination may adversely affect the right of any individual with respect to any outstanding option without the consent of such individual.

The Plan provides for the granting of incentive stock options with exercise prices of not less than 100% of the fair market value of the Company’s Class A Common Stock on the date of grant.  Incentive stock options granted to stockholders of more than 10% of the total combined voting power of the Company must have exercise prices of not less than 110% of the fair market value of the Company’s Class A Common Stock on the date of grant.  Incentive and non-statutory stock options granted under the Plan are subject to vesting provisions, and exercise is subject to the continuous service of the optionee, except for consultants.  The exercise prices and vesting periods (if any) for non-statutory options may be set at the discretion of the Board or the Compensation Committee.  Upon a change of control of the Company, all options (incentive and non-statutory) that have not previously vested will vest immediately and become fully exercisable.  In connection with the grants of options under the Plan, the Company and the participants have executed stock option agreements setting forth the terms of the grants.  Options covering no more than 500,000 shares may be granted to one participant during any calendar year unless pursuant to a multi-year award, in which case no more than options covering 500,000 shares per year of the award may be granted, and during which period no additional options may be granted to such participant.

The Plan also provides for the granting of Class A Common Stock, restricted Class A Common Stock, stock appreciation rights, restricted stock units and performance awards.  Grants of restricted stock and restricted stock units are subject to vesting requirements, generally vesting over periods up to three years, determined by the Compensation Committee and set forth in notices to the participants.  Grants of stock, restricted stock and restricted stock units shall not exceed 40% of the total number of shares available to be issued under the Plan.

SARs consist of the right to the monetary equivalent of the increase in value of a specified number of shares over a specified period of time.  Upon exercise, SARs may be paid in cash or shares of Class A Common Stock or a combination thereof.  Grants of SARs are subject to vesting requirements, similar to those of stock options, determined by the Compensation Committee and set forth in agreements between the Company and the participants.  RSUs are similar to restricted stock except that no Class A Common Stock is actually awarded to the Participant on the grant date of the RSUs and the Compensation Committee has the discretion to pay such RSUs upon vesting in cash or shares of Class A Common Stock or a combination thereof.

Performance awards consist of awards of stock and other equity-based awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the Class A Common Stock, or other securities of the Company, and may be paid in shares of Class A Common Stock, cash or another form of property as the Compensation Committee may determine.  Grants of performance awards entitle participants to receive an award if the measures of performance established by the Committee are met.  Such measures as established by the Compensation Committee but the relevant measurement period for any performance award must be at least 12 months.  Grants of performance awards may not cover the issuance of shares that would exceed 20% of the total number of shares available to be issued under the Plan, and no more than 500,000 shares pursuant to any performance awards may be granted to one participant in a calendar year unless pursuant to a multi-year award.  The terms of grants of performance awards would be set forth in agreements between the Company and the participants.

Our Class A Common Stock is listed for trading on Nasdaq under the symbol “CIDM”.  The last reported closing price per share of our Class A Common Stock as reported by Nasdaq on September 14, 2009 was $1.12 per share.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Plan are as described below.  The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.  Tax consequences will also vary depending upon the jurisdiction where the recipient of the award may reside.

Incentive Stock Options

No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised, provided that the optionee may incur alternative minimum tax liability upon exercise.  The optionee will, however, recognize taxable income in the year in which the purchased shares of Class A Common Stock are sold or otherwise made the subject of a taxable disposition.

For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying.  A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares of Class A Common Stock for more than two (2) years after the option grant date and more than one (1) year after the exercise date.  If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares.  If there is a disqualifying disposition of the shares of Class A Common Stock, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee.

If the optionee makes a disqualifying disposition of the purchased shares of Class A Common Stock, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares.  In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares of Class A Common Stock.

Nonqualified Stock Options

No taxable income is recognized by an optionee upon the grant of a non-statutory option.  The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares of Class A Common Stock on the exercise date over the exercise price paid for the shares, and tax withholding requirements will apply to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option.  The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Restricted Shares

A recipient will not be taxed at the date of an award of restricted shares, provided that the restricted shares are subject to substantial risk of forfeiture, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse.  However, the recipient of restricted shares may elect, within 30 days after transfer of such shares to the recipient, under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the restricted shares as of the date of such transfer.  At the time the shares are included in income, the Company will be entitled to a corresponding deduction.  Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer.

Stock Appreciation Rights

A recipient who is granted a SAR will not recognize any taxable income on the receipt of the SAR.  Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price for the SAR and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Restricted Stock Units

A recipient who is granted a RSU will not recognize any taxable income on the receipt of the RSU.  Upon the vesting of an RSU, (a) the recipient will recognize ordinary income equal to the fair market value of the shares issued at the time the RSUs are paid out and (b) the Company will be entitled to a deduction on the date of vesting in an amount equal to the ordinary income recognized by the recipient.

Performance Awards and Stock Awards

A recipient will recognize ordinary income equal to any cash that is paid and the fair market value of the Class A Common Stock (on the date that the shares are first transferable and not subject to a substantial risk of forfeiture) that is received in settlement of an award of performance units or as a stock award.

Effects on the Company

The Company generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or upon the taxability to the recipient of restricted stock, restricted stock units, or the settlement of a performance award (subject to tax limitations on the Company’s deductions in any year that certain remuneration paid to certain executives exceeds $1 million).  The amount of the deduction is equal to the ordinary income recognized by the recipient.  The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option unless the recipient has made a “disqualifying disposition” of the shares acquired on exercise of the incentive stock option, in which case the Company will be entitled to a deduction at the same time and in the same amount as the recipient’s recognition of ordinary income.

This proposal requires approval by a majority of the Votes Cast at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN.

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

The Board has selected the firm of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2010, subject to ratification by our stockholders at the Annual Meeting.  Eisner LLP has been our independent auditors since the fiscal year ended March 31, 2005.  No representative of Eisner LLP is expected to be present at the Annual Meeting.

More information about our independent auditors is available under the heading “Independent Auditors” on page 59 below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2010.

PRIVATE PLACEMENT PROPOSALS (PROPOSALS FIVE AND SIX)

Background

The Company’s business is to facilitate the motion picture and entertainment industry’s transition from analog (film) to digital cinema, including transforming movie theatres into digital and networked entertainment centers.  By late 2007, the Company had successfully completed the rollout of approximately 3,700 digital cinema systems in connection with its Phase I deployment and began pursuing the rollout of the next 10,000 screen phase of its digital cinema development, its Phase II deployment.  While the Company is the leader in this transition to digital cinema, the early stage of the digital cinema era is, like other early stage industries, capital intensive.

In 2008, the general worldwide economic condition worsened, and debt and equity financing became difficult to obtain.  As a result, during our fiscal year 2009, the Company’s management began to seek refinancing alternatives for our then-outstanding 10% senior notes (the “2007 Notes”), which were maturing in February 2011.  In addition to the upcoming maturity and the cash interest burden placed on the Company, the 2007 Notes required the issuance of equity to the holders as partial payment for periodic interest, and the 2007 Notes contained certain restrictive covenants that the Company was seeking to eliminate.  In the spring of 2009, the Company engaged Imperial Capital LLC (“Imperial”) as its financial advisor to seek opportunities to refinance the 2007 Notes in order to provide additional capital and reduce the restrictions on the Company.  Imperial contacted in excess of 50 investors and arranged approximately 20 initial management presentations to potential investors.  Of the several potential alternatives reviewed, the Board determined it to be in the best interest of the Company and its stockholders to pursue a refinancing of the 2007 Notes through the issuance and sale of new senior notes, together with warrants to purchase Class A Common Stock, to an affiliate of Sageview Capital LP, a private equity investment firm with in excess of $1 billion of assets under management.  Further, the Board believed that, in addition to providing the Company with both additional capital and improved flexibility, this long term investment would also provide the necessary financing from a single, established source that is a long-term and value-added investor.

On August 11, 2009, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an affiliate of Sageview Capital LP (the “Sageview Purchaser” and, together with its permitted transferees, “Sageview Capital”) pursuant to which the Company issued and sold to the Sageview Purchaser senior secured notes in the aggregate principal amount of $75,000,000 (the “2009 Notes”) and warrants (the “Warrants”) to purchase

16,000,000 shares (the “Warrant Shares”) of Class A Common Stock (collectively, the “Private Placement”).  The proceeds of the Private Placement were used for the following purposes in approximately the following amounts:

•	to repurchase and cancel the 2007 Notes for $42,500,000, reflecting a purchase price of approximately 77.3% of the original principal amount of the 2007 Notes;

•
to prepay $5,000,000 of the Company’s obligations under the credit agreement between the Company’s subsidiary, Christie/AIX, Inc., the lenders party thereto and General Electric Capital Corporation, as administrative agent;

•	to fund a cash reserve of approximately $11,300,000 to pay the interest amount required under the 2009 Notes for the first two years after issuance of the 2009 Notes; and

•	to pay fees and expenses which are expected to be approximately $4,700,000 incurred in connection with the Private Placement and related transactions.

The remaining proceeds of the Private Placement, which are expected to be approximately $11,500,000, will be available to the Company for general corporate purposes.

Because the Class A Common Stock is listed for trading on Nasdaq, the Company is subject to Nasdaq’s rules and regulations applicable to listed companies.  Nasdaq’s Qualitative Listing Requirements require stockholder approval for certain actions contemplated by the Purchase Agreement and the Warrants.  As a result, pursuant to the Purchase Agreement, we agreed with Sageview Capital to use our reasonable best efforts to call up to three meetings of our stockholders prior to February 28, 2011 to seek approval of the Company’s stockholders with respect to the matters described below in Proposal Five and Proposal Six, which we refer to collectively in this Proxy Statement as the “Private Placement Proposals.”  In connection with entering into the Purchase Agreement, the Board unanimously adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders to approve the Private Placement Proposals and further directed that the Private Placement Proposals be submitted for consideration of the Company’s stockholders at the Annual Meeting.

Required Vote for Approval of the Private Placement Proposals

Approval of each of the Private Placement Proposals requires the affirmative vote of a majority of the Votes Cast at the Annual Meeting.  As described in greater detail below under the caption “Descriptions of the Private Placement Transaction Documents—Voting Agreements,” holders of Common Stock representing approximately 34% of the outstanding voting power of the Company have entered into voting agreements with the Sageview Purchaser pursuant to which such holders have agreed to, among other things, vote all of the shares of Common Stock held by such holders in favor of the Private Placement Proposals.  The holders of Common Stock that have entered into such voting agreements include all of the members of the Board (other than Edward A. Gilhuly) and all of the executive officers of the Company.

Neither of the Private Placement Proposals is conditioned upon the approval by stockholders of the other, nor is either of them conditioned upon approval of any other proposal in this Revised Proxy Statement.  If one of Proposal Five and Proposal Six is approved by stockholders and the other is rejected by stockholders, the one that is approved will take effect as described therein.

Consequences of Approving the Private Placement Proposals

Increased Beneficial Ownership by Sageview Capital and its Affiliates

Following the Annual Meeting, whether or not the Private Placement Proposals are approved, Sageview Capital will constitute our single largest stockholder after giving effect to the exercise of the Warrants (subject to the Exercise Restriction described below, if applicable).  Once the Warrants become exercisable, as a result of the Exercise Restriction, Sageview Capital may not exercise the Warrants to the extent that such exercise would result in Sageview Capital (or any group including Sageview Capital) either (i) having aggregate voting power on any matter being voted on by holders of the Common Stock that exceeds 19.99% of the total number of votes that may be cast in respect of all capital stock of the Company on such matter or (ii) having beneficial ownership of more than 19.99% of the then outstanding Common Stock.

If Proposal Five is approved and the Exercise Restriction no longer applies, the Warrants could be exercised in full by Sageview Capital at any time thereafter and any such exercise in full would result in the issuance of Class A

Common Stock representing approximately 31% of the total voting power of the Company (assuming the shares outstanding as of the date of this Revised Proxy Statement and taking into account the Class A Common Stock, which entitles each holder to one vote for each share outstanding, and the Company’s outstanding Class B Common Stock, which entitles each holder to ten votes for each share outstanding) and approximately 36% of the then outstanding Common Stock (assuming the shares outstanding as of the date of this Revised Proxy Statement).  As described in greater detail below under the caption “Descriptions of the Private Placement Transaction Documents—Standstill Agreement,” the Sageview Purchaser has agreed on behalf of itself and certain of its affiliates to certain trading restrictions with respect to the Company and its Common Stock.

Increased Representation of Representatives of Sageview Capital on the Board

Prior to the Annual Meeting, the Board was expanded from eight (8) to nine (9) directors and a designee of Sageview Capital was named to fill such vacancy as required by the Purchase Agreement.  Subject to certain exceptions and limitations, Sageview Capital currently has the right to nominate one member of the Board at each stockholder meeting at which directors are elected (including the Annual Meeting) and to have a non-voting observer attend all meetings of the Board.

If Proposal Five is approved, we will expand the Board to ten directors and Sageview Capital will be entitled to designate a director to fill the resulting vacancy.  Thereafter, Sageview Capital will be entitled to nominate two directors for election to the Board at each meeting of the Company’s stockholders, subject to certain restrictions described below under the caption “Descriptions of the Private Placement Transaction Documents—Purchase Agreement.”  As a result, Sageview Capital’s representation on the Board generally will increase from one director to two directors.  However, if Proposal Five is approved and Sageview Capital becomes entitled to nominate a second director, it generally will lose its right to have a non-voting observer present at meetings of our Board, except as otherwise described below.

Potential Dilution

If Proposal Six is approved and the Exercise Price Floor no longer applies, as described in greater detail below under the caption “Descriptions of the Private Placement Transaction Documents—Warrants,” in the event of certain issuances of equity securities by the Company at a price that is less than the exercise price of the Warrants in effect at the time of such issuance, the Warrants would be adjusted such that the exercise price would be decreased and the number of Warrants Shares would be increased.  As a result of these adjustments, the Company’s other stockholders potentially could experience significant additional dilution in connection with any such future equity issuances by the Company.

Consequences of Not Approving the Private Placement Proposals

Increased Cash Interest Rate for 2009 Notes

In the event that the Company’s stockholders do not approve both of the Private Placement Proposals and the Company does not obtain the approval of the Company’s stockholders with respect to all of the matters described in the Private Placement Proposals prior to December 31, 2009, then the cash interest payable pursuant to the 2009 Notes will increase from 7% to 12% until such time as all of such stockholder approvals have been obtained.  In addition, if such stockholder approvals have not been obtained prior to March 31, 2010, then the cash interest payable pursuant to the 2009 Notes will further increase from 12% to 17% until such time as all of such stockholder approvals have been obtained.  In the event of any increase in the cash interest payable pursuant to the 2009 Notes, the Company and its subsidiaries will have significantly less cash and cash equivalents available to fund their ongoing and future operations and business plans, which may have a material adverse effect on the Company’s results of operations.

Obligation to Call Additional Stockholder Meetings to Seek Approval of Private Placement Proposals

In the event that the Company’s stockholders do not approve both of the Private Placement Proposals at the Annual Meeting, the Company is obligated to seek the approval of the Company’s stockholders with respect to such matters at up to two additional meetings of the Company’s stockholders prior to February 28, 2011.  The obligation to call one or two special meetings of the Company’s stockholders will result in incremental cash expenses payable by the Company.  In addition, preparations for, and the conduct of, such meetings could result in a distraction to the Company’s management from the ongoing operation of the businesses of the Company and its subsidiaries.

PROPOSAL FIVE

APPROVAL OF (I) ELIMINATING THE EXERCISE RESTRICTION IN THE WARRANTS
AND (II) GRANTING THE RIGHT OF SAGEVIEW CAPITAL TO
NOMINATE A SECOND DIRECTOR TO THE BOARD

Rule 5635(b) of the Nasdaq Qualitative Listing Requirements, which we refer to as the “Nasdaq Change of Control Rule,” requires stockholder approval in connection with any “change of control” of the Company.  Pursuant to its published rules and interpretations, Nasdaq generally will consider an issuance to result in a “change of control” if, subject to limited exceptions, an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the Common Stock or the voting power of the Company on a post-transaction basis.

Immediately prior to the Private Placement, there were 27,820,060 shares of Class A Common Stock outstanding.  Without giving effect to the Exercise Restriction described below, the Warrants could be exercised in full and, after giving effect to such exercise, would result in the issuance of Class A Common Stock to Sageview Capital representing approximately 31% of the total voting power of the Company (taking into account the Class A Common Stock, which entitles each holder to one vote for each share outstanding, and the Company’s outstanding Class B Common Stock, which entitles each holder to ten votes for each share outstanding) and representing approximately 36% of the total Class A Common Stock.  As a result, such an issuance of Class A Common Stock would result in a “change of control” pursuant to the Nasdaq Change of Control Rule.

In light of the Nasdaq Change of Control Rule and as described in greater detail below under the caption “Descriptions of the Private Placement Transaction Documents—Warrants,” the holders of the Warrants currently are restricted from exercising the Warrants to the extent that such exercise would result in a Warrant holder (or any group including such Warrant holder) having aggregate voting power on a matter being voted on by holders of the Common Stock that exceeds 19.99% of the total number of votes that may be cast in respect of all capital stock of the Company on such matter or having beneficial ownership of more than 19.99% of the then outstanding Common Stock.  This restriction, which we refer to as the “Exercise Restriction,” will remain in effect unless and until stockholder approval has been obtained to remove the Exercise Restriction pursuant to the Nasdaq Change of Control Rule.  If the Company’s stockholders approve Proposal Five, the Exercise Restriction will no longer be applicable.

As described in greater detail below under the caption “Descriptions of the Private Placement Transaction Documents,” pursuant to the Purchase Agreement, at the closing of the Private Placement, the Company expanded the size of the Board from eight (8) to nine (9) directors and Edward A. Gilhuly, a founding partner of Sageview Capital LP, was added as a director to fill the resulting vacancy.  Pursuant to the Purchase Agreement, subject to certain exceptions, the Purchaser currently has the right to nominate one director for election to the Board at each meeting of the Company’s stockholders (including the Annual Meeting) and, subject to certain exceptions and limitations, to have a non-voting observer attend meetings of the Board and its committees.  Pursuant to the Purchase Agreement and in light of the Nasdaq Change of Control Rule, we agreed to seek stockholder approval to permit Sageview Capital, subject to certain exceptions, to nominate two directors for election to the Board at each meeting of the Company’s stockholders.  If the Company’s stockholders approve Proposal Five, we will expand the size of the Board from nine (9) to ten (10) directors and fill the resulting vacancy with a designee of Sageview Capital and, thereafter, Sageview Capital will no longer have the right to have a non-voting observer attend meetings of the Board and its committees (except under the circumstances described below).

The Company is seeking stockholder approval with respect to Proposal Five to satisfy its obligation under the Purchase Agreement to use its reasonable best efforts to seek and obtain such approval and to avoid the adverse consequences described in the caption above titled “Consequences of Not Approving the Private Placement Proposals” if the matters described in Proposal Five are not approved by the Company’s stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” (I) ELIMINATING THE EXERCISE RESTRICTION IN THE WARRANTS AND (II) GRANTING THE RIGHT OF SAGEVIEW CAPITAL TO NOMINATE A SECOND DIRECTOR TO THE BOARD.

PROPOSAL SIX

APPROVAL OF ELIMINATING THE EXERCISE PRICE FLOOR
IN THE WARRANTS

Rule 5635(d) of the Nasdaq Qualitative Listing Requirements, which we refer to as the “Nasdaq Private Placement Rule,” requires shareholder approval in connection with a private placement of securities convertible into or exercisable for shares of the Company’s Common Stock equal to 20% or more of the Common Stock outstanding or 20% or more of the voting power outstanding immediately prior to the issuance, in each case, for less than the greater of book or market value of the Common Stock.

Immediately prior to the Private Placement, there were 27,820,060 shares of Class A Common Stock outstanding.  The Warrants (whether or not the Exercise Restriction described above applies) are exercisable for shares of Class A Common Stock equal to more than 20% of the Class A Common Stock outstanding prior to the Private Placement and more than 20% of the voting power outstanding immediately prior to the Private Placement.  The greater of book or market value of the Class A Common Stock at the time of the issuance and sale of the Warrants was $1.37 per share and the initial exercise price of the Warrants is $1.37 per share.   The exercise price of the Warrants and number of Warrant Shares issuable upon exercise of the Warrants are subject to customary anti−dilution adjustments, including an adjustment that applies to certain issuances or sales by the Company of Common Stock for consideration per share less than the exercise price of the Warrants, which adjustment we refer to as the “Price-based Adjustment.”  Pursuant to the published rules and interpretations of the Nasdaq Qualitative Listing Requirements, a reduction in the exercise price of the Warrants to less than $1.37 per share as a result of the Price-based Adjustment requires shareholder approval under the Nasdaq Private Placement Rule.

In light of the Nasdaq Private Placement Rule and as described in greater detail below under the caption “Descriptions of the Private Placement Transaction Documents,” the Price-based Adjustment in the Warrants currently is limited so that no such adjustment may occur to the exercise price if it would result in the exercise price of the Warrants being less than $1.37 per share or to the Warrant Shares issuable if such number of Warrant Shares would be greater than the number of Warrant Shares issuable at the Exercise Price Floor.  This limitation, which we refer to in this Proxy Statement as the “Exercise Price Floor,” will remain in effect unless and until stockholder approval has been obtained to remove the Exercise Price Floor pursuant to the Nasdaq Private Placement Rule.  If the Company’s stockholders approve Proposal Six, the Exercise Price Floor will no longer be applicable.  In that event, if the Company thereafter agrees to issue shares of Common Stock to another buyer for consideration less than the exercise price of the Warrants, (i) the exercise price of the Warrants will be reduced to a price determined based on weighted average anti-dilution protection without regard to the Exercise Price Floor and (ii) the number of Warrant Shares will be increased in proportion to the exercise decrease.

The Company is seeking stockholder approval with respect to Proposal Six to satisfy its obligation under the Purchase Agreement to use its reasonable best efforts to seek and obtain such approval.  The Company agreed to undertake this obligation in order to induce the Sageview Purchaser to enter into the Private Placement by making the terms of the Warrants more attractive.  Further, the Company is seeking stockholder approval with respect to Proposal Six to avoid the adverse consequences described in the caption above titled “Consequences of Not Approving the Private Placement Proposals” if the matters described in Proposal Six are not approved by the Company’s stockholders.  The current exercise price of the Warrants is $1.37 per share, which is the Exercise Price Floor, and, therefore, the exercise price cannot presently be adjusted downward.  If Proposal Six is approved by stockholders and if an adjustment to the exercise price is ever effected, the Company will receive less consideration on a per share basis upon the exercise of the Warrants after the exercise price has been lowered, and other stockholders may suffer additional dilution.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELIMINATING THE EXERCISE PRICE FLOOR IN THE WARRANTS.

Descriptions of the Private Placement Transaction Documents

The following descriptions of the transaction documents entered into in connection with the Private Placement are summaries of the material terms of such agreements.  For additional information regarding these transaction documents, please refer to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 13, 2009.

Securities Purchase Agreement

As described above, the Company entered into the Purchase Agreement with respect to the issuance and sale of the 2009 Notes and the Warrants to the Sageview Purchaser.

Representations and Warranties

The Purchase Agreement contains customary representations and warranties of each of the Company and the Sageview Purchaser.

Board Representation Rights

The Purchase Agreement provides, subject to certain stockholder approval and beneficial ownership thresholds described in greater detail below, the Majority Holders (as defined below) with certain rights to nominate directors to, and/or have non-voting observers attend meetings of, the Board.  For the purposes of this description of the Purchase Agreement, the term “Majority Holders” refers to the holder(s) of a majority of the aggregate principal amount of the 2009 Notes then outstanding, unless less than $10 million in aggregate principal amount of the 2009 Notes remains outstanding, in which case, the term “Majority Holders” means the beneficial owners of a majority of the Warrant Shares.

Prior to any approval by the Company’s stockholders of the right of Sageview Capital to nominate two directors (whether pursuant to Proposal Five or otherwise), the Majority Holder(s) are entitled to the following Board representation rights:

•
If Sageview Capital beneficially owns less than three million, but at least one million, shares of Common Stock (including, without limitation, any shares of Common Stock issuable upon the exercise of any unexercised Warrants), then the Majority Holder(s) are entitled to designate one non-voting observer to the Board;

•
If Sageview Capital beneficially owns at least three million shares of Common Stock (including, without limitation, any shares of Common Stock issuable upon the exercise of any unexercised Warrants), then the prior bullet point does not apply and the Majority Holder(s) are entitled to designate two non-voting observers to the Board; or

•
If either (i) at least $10 million in the aggregate principal amount of the 2009 Notes remain outstanding or (ii) Sageview Capital beneficially owns at least one million shares of Common Stock (excluding any shares of Common Stock issuable upon the exercise of any unexercised Warrants), then the prior two bullet points do not apply and the Majority Holders are entitled to nominate one member of the Board and designate one non-voting observer to the Board.

After any approval by the Company’s stockholders of the right of Sageview Capital to nominate two directors (whether pursuant to Proposal Five or otherwise), the Majority Holders are entitled to the following Board representation rights:

•
If Sageview Capital beneficially owns less than three million, but at least one million, shares of Common Stock (including, without limitation, any shares of Common Stock issuable upon the exercise of any unexercised Warrants), then the Majority Holder(s) are entitled to designate one non-voting observer to the Board;

•
If Sageview Capital beneficially owns at least three million shares of Common Stock (including, without limitation, any shares of Common Stock issuable upon the exercise of any unexercised Warrants), then the prior bullet point does not apply and the Majority Holder(s) are entitled to designate two non-voting observers to the Board;

•
If either (i) at least $10 million in the aggregate principal amount of the 2009 Notes remain outstanding or (ii) Sageview Capital beneficially owns less than three million, but at least one million, shares of Common Stock (excluding any shares of Common Stock issuable upon the exercise of any unexercised Warrants), then the prior two bullet points do not apply and the Majority Holders are entitled to nominate one member of the Board and designate one non-voting observer to the Board; or

•
If either (i) at least $30 million in the aggregate principal amount of the 2009 Notes remain outstanding or (ii) Sageview Capital beneficially owns at least three million shares of Common Stock (excluding any shares of Common Stock issuable upon the exercise of any unexercised Warrants), then the prior three bullet points do not apply and the Majority Holders are entitled to nominate two members of the Board.

Concurrently with closing the Private Placement, and pursuant to the terms of the Purchase Agreement, the Company increased the number of members on its Board from eight (8) to nine (9) members and appointed the Majority Holder’s designee, Edward A. Gilhuly, to fill the resulting vacancy.  The Purchase Agreement further provides that if the Company’s stockholders approve the Majority’s Holder’s right to nominate a second member to the Board (whether pursuant to Proposal Five or otherwise), the Company will increase the size of the Board of Directors from nine (9) to ten (10) members and will fill such resulting vacancy with a nominee designated by the Majority Holders.  During such period in which the Majority Holders are entitled to designate at least one non-voting observer or nominate at least one member to the Board, the Company may not increase the size of the Board to more than ten (10) members.

Participation Rights

Except for certain exempt issuances, neither the Company nor any of its subsidiaries may issue any equity securities or any securities that would entitle the holder thereof to acquire Common Stock or the common stock of any such subsidiary unless the Company or such subsidiary first provides Sageview Capital with a written offer to purchase a pro rata percentage of such securities equal to the percentage of the Common Stock Outstanding (as defined in the Purchase Agreement) then beneficially owned by Sageview Capital.  Sageview Capital may elect to purchase (or assign such right to purchase) any or all of such pro rata percentage within 15 days of receipt of such notice.  After the 15-day period has expired, for a limited period of time, the Company may issue and sell any portion of such securities not purchased by Sageview Capital at a price not less than, and on terms no more favorable than, those set forth in the written offer to Sageview Capital.

Information Rights

For so long as one director nominated by the Majority Holders sits on the Board or the Majority Holders are entitled to nominate at least one member of the Board or designate at least one non-voting observer to the Board (the “Information Rights Period”), the Company is required to deliver or make available to Sageview Capital certain documents and reports, including the Company’s annual budget, financial forecasts and consolidated and unconsolidated balance sheets, any materials provided to the Board and any other reports of the Company and its subsidiaries reasonably requested by Sageview Capital.  Further, during the Information Rights Period, the Company is required to provide Sageview Capital and its representatives with reasonable access to the Company’s properties, records, books and contracts and to the appropriate individuals to discuss the Company’s business, properties and personnel.

Limitations on Short Sales

Until the Sageview Purchaser and its affiliates have exercised all of the Warrants held by them or transferred all of the Warrants to persons who are not affiliates of Sageview Capital, neither the Sageview Purchaser nor any of its affiliates acting on its behalf will execute any “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) with respect to shares of Class A Common Stock.

Indemnification

The Purchase Agreement contains customary indemnification provisions, pursuant to which, subject to certain exceptions, the Company will indemnify and hold harmless Sageview Capital, its affiliates and their respective directors, officers, managers, shareholders, members, partners, employees and agents (each, a “Sageview Party”) from any claims, losses, costs and expenses resulting from each of the following (subject to limited exceptions):

•	any breach of the representations and warranties, covenants or other agreements made by the Company or its subsidiaries in connection with the Private Placement;

•	any action or proceeding against a Sageview Party with respect to the transactions contemplated by the Private Placement; or

•
any action or proceeding arising out of a Sageview Party’s ownership of the Company’s securities or the actual, alleged or deemed control or ability to influence the Company or any of its subsidiaries.

Fees and Expenses

The Company agreed to reimburse the Sageview Purchaser for its reasonable out-of-pocket costs and expenses (including the fees of attorneys, accountants, consultants and other advisors) in connection with the Private Placement.

Freedom to Pursue Opportunities

The parties to the Purchase Agreement agreed that each of Sageview Capital, its director nominees to the Board and its non-voting observer designees to the Board has the right, and has no duty not to, engage in the same business as the Company and its subsidiaries, including those deemed to be competing with the Company or any of its subsidiaries, so long as Sageview Capital, such director or such observer complies with the confidentiality terms of the Purchase Agreement or any other confidentiality or non-disclosure agreement to which such person is a party.  In the event that Sageview Capital, its director nominees or its non-voting observer designees acquires knowledge, without the use of the Company’s or any of its subsidiaries’ confidential or proprietary information, of a potential transaction or matter that may be a corporate opportunity for the Company or any of its subsidiaries, Sageview Capital, such director and such observer shall have no duty to communicate or present such corporate opportunity to the Company or any of its subsidiaries and, subject to limited exceptions, shall not be liable to the Company or any of its affiliates for breach of any duty because Sageview Capital, such director or such observer pursues or acquires such opportunity for itself or does not present such opportunity to the Company or such subsidiaries.

Shareholder Rights Plan and Charter Amendments

The Company will not take any action to amend, modify or supplement the Tax Benefit Plan (as defined below under the caption “Proposal Eight—Amendment to Certificate of Incorporation to Preserve Value of Net Operating Losses”), or adopt, propose or implement any other shareholder rights plan, in each case, that is adverse to Sageview Capital and its affiliates relative to the terms of the Tax Benefit Plan in effect on the date of the Purchase Agreement.  The Company will not directly or indirectly amend its certificate of incorporation or bylaws in any manner that would directly or indirectly adversely affect the ability of Sageview Capital to transfer the 2009 Notes, the Warrants or the Warrant Shares to any person, to exercise the Warrants or to take any action with respect to the Company and its securities otherwise permitted under the standstill agreement discussed in greater detail below under the caption “Standstill Agreement.”  In the event that a Trigger Event (as defined in the Tax Benefit Plan) occurs, unless and to the extent Sageview Capital otherwise consents in writing, the Board will exercise its option under Section 27 of the Tax Benefit Plan to exchange shares of Class A Common Stock for all or part of the then outstanding Rights (as defined in the Plan) at the exchange ratio set forth therein.

Tax Benefits Amendment to Certificate of Incorporation

Pursuant to the Purchase Agreement, the Company agreed to include in its proxy statement for the Annual Meeting a proposal to its stockholders to adopt an amendment to its Certificate of Incorporation to restrict transfers or dispositions of Common Stock (or securities convertible or exchangeable into Common Stock) that could adversely affect the Company’s ability to utilize its net operating loss carryforwards.  The amendment contemplated by the Purchase Agreement is Proposal Eight of this Revised Proxy Statement and is discussed in greater detail below under the caption “Proposal Eight—Amendment to Certificate of Incorporation to Preserve Value of Net Operating Losses”.  The Purchase Agreement also provides that such amendment to its Certificate of Incorporation may not adversely affect the ability of Sageview Capital to transfer the Notes, Warrants or Warrant Shares to any person or to take any other actions otherwise permitted under the standstill agreement discussed in greater detail below under the caption “Standstill Agreement”.

2009 Notes

The 2009 Notes were issued and sold in the aggregate principal amount of $75,000,000.  The 2009 Notes mature on August 11, 2014 (the “Maturity Date”), provided that upon the satisfaction of certain conditions, the Maturity Date may be extended until August 11, 2015 (the “Extended Maturity Date”).

Interest Rate

Interest on the 2009 Notes is 7% per annum to be paid in cash only (the “Cash Interest Rate”) and 8% per annum to be paid, at the Company’s election, in cash or accrued as an increase in the aggregate principal amount of the 2009 Notes. The Cash Interest Rate will increase to 12% if the Company does not obtain the approval of its stockholders with respect to the matters covered by the Private Placement Proposals by December 31, 2009 and further to 17% if such approval is not obtained by March 31, 2010, but any such increase will be eliminated if and when stockholder approval has been obtained with respect to such matters.  Unless such approval has not been obtained (in which event the Cash Interest Rate will remain at the applicable higher rate specified in the preceding sentence), the Cash Interest Rate will increase to 9.5% for the period from the Maturity Date to the Extended Maturity Date, if applicable.

Prepayments

The Company must make an offer to prepay the 2009 Notes upon a Change of Control (as such term is defined in the 2009 Notes).  Additionally, upon the consummation of any permitted refinancing of the Credit Agreement, dated as of August 1, 2006 (as amended, the “GE Credit Facility”), among Christie/AIX and General Electric Capital Corporation, as administrative agent, the Company must make an offer to prepay the 2009 Notes in the amount of the net proceeds of such refinancing that exceeds the sum of (i) the amount required to pay off the GE Credit Facility and (ii) the amounts owed under the note issued by Christie/AIX and payable to Christie Digital Systems USA, Inc., in the principal amount of $9.6 million.  Such prepayments are subject to premiums as set forth in the 2009 Notes.

Additionally, during the period from the Maturity Date to the Extended Maturity Date, if applicable, the Company must prepay the Notes in an amount equal to the Excess Cash Flow (as defined in the GE Credit Facility) of Christie/AIX.

The Company, at its option, may prepay the 2009 Notes (i) during the initial 18 months of their term, in an amount up to 20% of the original principal amount of the 2009 Notes plus accrued and unpaid interest without penalty and (ii) following the second anniversary of issuance of the 2009 Notes, subject to a prepayment penalty equal to 7.5% of the principal amount prepaid if the 2009 Notes is prepaid prior to the three year anniversary of their issuance, a prepayment penalty of 3.75% of the principal amount prepaid if the 2009 Note is prepaid after such third anniversary but prior to the fourth anniversary of their issuance and without penalty if the 2009 Notes is prepaid thereafter, plus cash in an amount equal to the accrued and unpaid interest amount with respect to the principal amount through and including the prepayment date.

Amortization

The principal amount outstanding under the 2009 Notes is due and payable in full on the Maturity Date, or the Extended Maturity Date, as applicable.

Guarantee and Security

The obligations under the 2009 Notes are guaranteed by each of the Company’s existing and future subsidiaries, other than Access Digital Media, Inc. (“AccessDM”), Christie/AIX and its subsidiaries and Access Digital Cinema Phase 2, Corp. and its subsidiaries and any subsidiaries formed after August 11, 2009 that are primarily engaged in the financing or deployment of digital cinema equipment (the guarantor entities, the “Guarantors”), provided that AccessDM and Christie/AIX and its subsidiaries are required to become Guarantors upon the repayment of certain indebtedness.  The obligations under the 2009 Notes, and the guarantees of those obligations, are secured by substantially all of the assets of the Company and the Guarantors.

Certain Covenants and Events of Default

The 2009 Notes contain a number of covenants that, among other things, restrict, subject to certain exceptions, the Company’s and its subsidiaries’ ability to:

•	incur additional indebtedness;

•	prepay indebtedness;

•	make investments, loans or advances;

•	create liens on assets;

•	transfer or pledge capital stock of any subsidiary (other than to the Purchaser);

•	pay dividends and distributions;

•	sell assets;

•	enter into swap agreements;

•	change lines of business;

•	amend material agreements; and

•	enter into mergers or consolidations.

The 2009 Notes also contain customary affirmative covenants and events of default.

Transfer Restrictions

The 2009 Notes may not be transferred, sold or assigned by Sageview Capital until the earliest of the following:

•	August 11, 2011;

•	the consummation of a “Change of Control,” as such term is defined in the 2009 Notes; or

•	an event of default under the 2009 Notes.

The transfer restrictions do not apply, however, to a transfer, sale or assignment by Sageview Capital to its affiliates or to the Company or any of its subsidiaries.

Warrants

The Warrants entitle the holders thereof to acquire an aggregate of 16,000,000 shares of Class A Common Stock at an exercise price of $1.37 per share, in each case, subject to certain adjustments and limitations described in greater detail below.

Exercise of Warrants; Term of Warrants

Subject to the Exercise Restriction, the Warrants are exercisable by the holders thereof after the earliest of the following:

•	receipt of the approval by the Company’s stockholders with respect to the matters described in the Private Placement Proposals;

•	the completion of the third meeting of the Company’s stockholders (including the Annual Meeting) at which the Company seeks approval of the matters described in the Private Placement Proposals; or

•	February 28, 2011.

Following the applicable date, except as set forth below, the Warrants are exercisable at any time, in whole or in part, until the seventh anniversary of the issuance of the Warrants.  If, on such seventh anniversary, the fair market value of the Common Stock is less than $7.50 per share (as adjusted to reflect any stock split, reverse stock split, recapitalization or similar transaction) and Sageview Capital LP and its affiliates hold Warrants exercisable for at least one million Warrant Shares, then the holders of any of the Warrants may elect to extend the expiration date of such Warrants until the tenth anniversary of the issuance of the Warrants.  The exercise of the Warrants may occur by the delivery of the exercise price in cash, pursuant to a customary “cashless exercise” provision or a combination of the foregoing.

Exercise Restriction

Prior to the approval by the Company’s stockholders of the removal of the Exercise Restriction (whether pursuant to Proposal Five or otherwise) and subject to certain exceptions, the holder(s) of the Warrants are not permitted to exercise the right to purchase the Warrant Shares to the extent that such exercise would result in a Warrant holder (or group including such Warrant holder) either (i) having aggregate voting power on any matter being voted on by holders of the Common Stock that exceeds 19.99% of the total number of votes that may be cast in respect of all capital stock of the Company on such matter or (ii) having beneficial ownership of more than 19.99% of the then outstanding Common Stock of the Company.  If the Company’s stockholders approve Proposal Five, the Warrant Exercise Restriction will cease to apply.

Anti−Dilution Provisions and Exercise Price Floor

The exercise price and the number of Warrant Shares issuable upon exercise of the Warrants are subject to customary anti−dilution adjustments, including adjustments due to the following:

•	certain adjustments to the Class A Common Stock;

•	cash dividends or other distributions made to all holders of Class A Common Stock;

•	the issuance by the Company of certain rights to all holders of Class A Common Stock;

•	the occurrence of certain specified fundamental changes;

•	certain tender or exchange offers for all or a portion of the Common Stock; or

•	subject to the Warrant Floor Price described below, the issuance or sale (or deemed issuance or sale) by the Company of Common Stock for consideration per share less than the exercise price.

Prior to the approval by the Company’s stockholders of the removal of the Exercise Price Floor (whether pursuant to Proposal Six or otherwise), no adjustment to the exercise price or the Warrant Shares issuable upon exercise of the Warrants will be made as a result of the issuance or sale by the Company of Common Stock for consideration per share less than the exercise price of the Warrants to the extent such adjustment would cause the exercise price to be less than the Exercise Price Floor or the number of Warrant Shares issuable to be greater than the than the number of Warrant Shares issuable at the Exercise Price Floor.  If the Company’s stockholders approve Proposal Six, the Exercise Price Floor limitations described above will cease to apply.

Transfer Restrictions

The Warrants and Warrant Shares may not be transferred, sold or assigned by Sageview Capital until the earliest of the following (which earliest date we refer to as the “Transfer Restriction Termination Date”):

•	August 11, 2011;

•	the consummation of a “Change of Control,” as this term is defined in the Warrants; or

•	an event of default under the 2009 Notes.

The transfer restrictions do not apply, however, to any of the following transfers, sales or assignments by Sageview Capital (each of which we refer to as a “Permitted Transfer”):

•	to its affiliates;

•	to the Company or any of its subsidiaries; or

•
pursuant to a tender offer, exchange offer, merger, consolidation, reclassification, reorganization, recapitalization or other similar transaction in which the Company’s stockholders are offered, required or permitted to participate as holders of capital stock.

Right of First Offer

If at any time after the Transfer Restriction Termination Date and prior to August 11, 2014, Sageview Capital desires to sell (other than pursuant to a Permitted Transfer) all or any portion of the Warrants (the “Offered Warrants”), Sageview Capital must first give the Company written notice of its desire to sell.  Following receipt of this notice, the Company will have 20 business days to provide to such holder a written offer to purchase all (but not less than all) of the Offered Warrants.  Sageview Capital may choose to accept or reject the Company’s offer; provided, however, that if Sageview Capital rejects the Company’s offer, Sageview Capital may not sell the Offered Warrants to a third party unless such sale satisfies certain conditions specified in the Warrants, including the condition that the consideration received by Sageview Capital must have a fair market value greater than 100% of the price set forth in the Company’s offer.

Standstill Agreement

In connection with the Purchase Agreement, the Company entered into a standstill agreement with the Sageview Purchaser.  Subject to certain exceptions, the standstill agreement restricts the Sageview Purchaser and certain of its affiliates from the following:

•
acquiring additional equity securities of the Company (or any rights to purchase equity securities) that would increase the beneficial ownership of Common Stock by the Sageview Purchaser and such affiliates to more than 42.5% of the outstanding Common Stock plus any Warrant Shares issuable upon exercise of outstanding Warrants; or

•
joining or participating in any “group” under Section 13(d) of the Securities Exchange Act of 1934, as amended, unless the beneficial ownership of Common Stock by such group is 42.5% or less of the outstanding Common Stock plus any Warrant Shares issuable upon exercise of outstanding Warrants.

The restrictions described above will terminate on the earliest of (i) August 11, 2011, (ii) a “Change of Control,” as this term is defined in the standstill agreement, and (iii) an event of default under the 2009 Notes.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a registration rights agreement with Sageview Capital pursuant to which the Company agreed to provide Sageview Capital with certain customary demand and piggyback registration rights with respect to the Warrants and the Warrant Shares.  These registration rights are subject to certain customary blackout and cutback provisions, and the registration rights agreement contains customary indemnification, expense and other provisions with respect to such registration rights.

Voting Agreements

In connection with the Purchase Agreement, each executive officer of the Company and each member of the Board and certain of their respective affiliates (each, a “Voting Agreement Party”) executed a voting agreement in favor of the Sageview Purchaser.  Pursuant to the voting agreement, each Voting Agreement Party agreed (i) to vote any voting securities of the Company that such Voting Agreement Party is entitled to vote (the “Voting Shares”) in favor of the Private Placement Proposals at any shareholder meeting at which any of the Private Placement Proposals are voted upon, (ii) to vote against any action or agreement that would be reasonably likely to impede, interfere with or discourage any of the Private Placement Proposals or any of the transactions contemplated by the Purchase Agreement and (iii) during the Covered Period (as defined in the Voting Agreements), not to transfer, subject to certain exceptions, any of the Company’s voting securities or any security convertible into or exercisable or exchangeable for the Company’s voting securities.  Additionally, in connection with executing and delivery each voting agreement, each Voting Agreement Party executed an irrevocable proxy authorizing designees of the Sageview Purchaser to vote the Voting Shares in favor of the Private Placements during the Covered Period.

PROPOSAL SEVEN

APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT AND TO REDUCE THE NUMBER OF
AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK, SUBJECT TO
THE BOARD’S DISCRETION

The Board has approved, and is hereby soliciting stockholder approval of, an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of not less than one-for-two and not more than one-for-ten in the form set forth in Appendix C to this Revised Proxy Statement (the “Reverse Stock Split Amendment”); subject to the Board’s discretion to determine, without any further action by stockholders, not to proceed with a reverse stock split if it determines that a reverse split is no longer in the best interest of the Company and its stockholders.  A vote for this Proposal Seven will constitute approval of the Reverse Stock Split Amendment providing for the combination of any whole number of shares of Class A Common Stock and Class B Common Stock between and including two and ten into one share of Class A Common Stock and Class B Common Stock, respectively, and will grant the Board  the authority to select which of the approved exchange ratios within that range will be implemented.  If stockholders approve this proposal, the Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment.  If the Reverse Stock Split Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on August 31, 2010, the Board will abandon the Reverse Stock Split Amendment.  If the reverse stock split is implemented, the Reverse Stock Split Amendment also would reduce the number of authorized shares of our Common Stock as set forth below but would not change the par value of a share of our Common Stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock outstanding immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split.

The Board believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split.  If the stockholders approve this Proposal Seven, the reverse stock split will be effected, if at all, only upon  a determination by the Board that the reverse stock split is in the Company’s and its stockholders’ best interests at that time.  In connection with any determination to effect the reverse stock split, the Board will set the time for such a split and select a specific ratio within the range.  These determinations will be made by the Board with the intention to create the greatest marketability for our Common Stock based upon prevailing market conditions at that time.

The Board reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interest of the Company and its stockholders.

Purposes of the Reverse Stock Split Amendment

The primary purpose of the reverse stock split is to increase the per share trading value of the Class A Common Stock.  The Board intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the Class A Common Stock, and only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the Company and its stockholders.  The Board may exercise its discretion not to implement a reverse stock split.

The Class A Common Stock currently trades on Nasdaq under the symbol “CIDM”.  The Nasdaq Global Market has several continued listing criteria that companies must satisfy in order to remain listed thereon.  One of these criteria, Nasdaq Listing Rule 5450(a), requires that a company’s common stock have a closing bid price that is greater than or equal to $1.00 per share.  If the price of the Company’s closing bid price of the Class A Common Stock is below the minimum $1.00 per share required for continued listing by Nasdaq for thirty consecutive business days, Nasdaq will notify the Company and provide the Company an initial period of 180 calendar days to regain compliance.  Currently, the Company meets all The Nasdaq Global Market’s continued listing criteria, including the minimum closing bid price requirement.  On September 14, 2009, the closing price of the Class A Common Stock was $1.12 per share.  If the price remains at, near, or under $1.00, the Company may be at risk of not complying with Rule 5450(a) in the future.  The Company may wish to take action to alleviate this risk.  The Company believes that approval of this proposal would significantly reduce our risk of not meeting this continued listing standard in the future.

In addition, a reverse stock split would allow a broader range of institutions to invest in the Class A Common Stock (namely, funds that are prohibited from buying stocks with a price below a certain threshold), potentially increasing the trading volume and liquidity of the Class A Common Stock.  A reverse stock split would also help increase analyst and broker interest in the Class A Common Stock, as their policies can discourage them from following or recommending companies with lower stock prices.  Because of the trading volatility often associated with lower-priced stock, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers.  Some of those policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and effected, the reverse stock split will be realized simultaneously and in the same ratio for all of the Common Stock.  The reverse stock split will affect all holders of the Common Stock uniformly and will not affect any stockholder’s percentage ownership interest, or voting power, in the Company (subject to the treatment of fractional shares).  As described below, holders of Common Stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share.  These cash payments will reduce the number of post-reverse stock split holders of the Class A Common Stock to the extent there are at the time the reverse stock split is effected, stockholders who would otherwise receive less than one share of Common

Stock after the reverse stock split.  In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The principal effects of the Reverse Stock Split Amendment will be that:

•
depending on the ratio for the reverse stock split selected by the Board, each two or ten shares of Class A Common Stock and Class B Common Stock owned by a stockholder, or any whole number of shares of Common Stock between two and ten as determined by the Board, will be combined into one new share of Class A Common Stock or Class B Common Stock, as applicable;

•
the number of shares of Common Stock issued and outstanding will be reduced from approximately 28,000,000 shares to a range of approximately 14,000,000 shares to 2,800,000 shares, depending upon the reverse stock split ratio selected by the Board;

•
the number of authorized shares of Common Stock will be reduced from 80,000,000 (or 90,000,000 if the Company’s stockholders approve Proposal 9 described in this Revised Proxy Statement) to a range of approximately 40,000,000 to 8,000,000 (or 45,000,000 to 9,000,000 if Proposal 9 is approved) depending upon the reverse stock split ratio chosen by the Board.

•
because the number of issued and outstanding shares of Common Stock will decrease as result of the reverse stock split, the number of authorized but unissued shares of Common Stock may increase on a relative basis.  These additional shares of authorized Common Stock would be available for issuance at the discretion of the Board from time to time for corporate purposes such as raising additional capital and settling outstanding obligations, acquisitions of companies or assets and sales of Common Stock or securities convertible into or exercisable for Common Stock.  The Company believes that the availability of the additional shares would provide the Company with additional flexibility to meet business and financing needs as they arise;

•
based upon the reverse stock split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options, restricted stock awards, restricted stock units, warrants (including the Warrants issued in the Private Placement), and other convertible or exchangeable securities entitling the holders thereof to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such options and restricted stock awards and units upon exercise immediately preceding the reverse stock split; and

•
the number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding bullet will be reduced proportionately based upon the reverse stock split ratio selected by the Board.

If Proposal 9 is Not Approved.

The table below illustrates the effect, as of September 9, 2009 and assuming that Proposal Nine is not approved so that the number of authorized shares of capital stock remains at 95,000,000 and the number of authorized shares designated as Class A Common Stock remains at 65,000,000, of a reverse stock split at certain ratios on (i) the shares of Common Stock outstanding; (ii) the shares of Common Stock reserved for issuance, (iii) the reduced number of total authorized shares of Common Stock under our certificate of incorporation, and (iv) the resulting number of shares of Common Stock available for issuance:

	Shares of Common Stock Outstanding		Shares of Common Stock Reserved for Issuance		Total Authorized Shares of Common Stock		Shares of Common Stock Authorized and Unissued (% of total authorized)
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Prior to Reverse Stock Split	28,020,060	733,811	23,585,067	-	65,000,000	15,000,000	13,394,873 (20.6%)	14,266,189 (95.1%)
One-for-two	14,010,030	366,906	11,792,534	-	32,500,000	7,500,000	6,697,437 (20.6%)	7,133,095 (95.1%)
One-for-five	5,604,012	146,762	4,717,013	-	13,000,000	3,000,000	2,678,975 (20.6%)	2,853,238 (95.1%)
One-for-ten	2,802,006	73,381	2,358,507	-	6,500,000	1,500,000	1,339,487 (20.6%)	1,426,619 (95.1%)

If Proposal 9 is Approved.

The table below illustrates the effect, as of September 9, 2009 and assuming that Proposal Nine is approved so that the number of authorized shares of capital stock is increased to 105,000,000 and the number of authorized shares designated as Class A Common Stock is increased to 75,000,000, of a reverse stock split at certain ratios on (i) the shares of Common Stock outstanding; (ii) the shares of Common Stock reserved for issuance, (iii) the reduced number of total authorized shares of Common Stock under our certificate of incorporation, and (iv) the resulting number of shares of Common Stock available for issuance:

	Shares of Common Stock Outstanding		Shares of Common Stock Reserved for Issuance		Total Authorized Shares of Common Stock		Shares of Common Stock Authorized and Unissued (% of total authorized)
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Prior to Reverse Stock Split	28,020,060	733,811	23,585,067	-	75,000,000	15,000,000	23,394,873 (31.2%)	14,266,189 (95.1%)
One-for-two	14,010,030	366,906	11,792,534	-	37,500,000	7,500,000	11,697,437 (31.2%)	7,133,095 (95.1%)
One-for-five	5,604,012	146,762	4,717,013	-	15,000,000	3,000,000	4,678,975 (31.2%)	2,853,238 (95.1%)
One-for-ten	2,802,006	73,381	2,358,507	-	7,500,000	1,500,000	2,339,487 (31.2%)	1,426,619 (95.1%)

Certain Risks Associated with the Reverse Stock Split

•
If the reverse stock split is effected and the market price of the Class A Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.  The market price of the Class A Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•
There can be no assurance that the reverse stock split will result in any particular price for the Class A Common Stock.  As a result, the trading liquidity of the Class A Common Stock may not necessarily improve.

•
There can be no assurance that the market price per share of the Class A Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of the Class A Common Stock outstanding before the reverse stock split.  For example, based on the closing price of the Class A Common Stock on September 14, 2009 of $1.12 per share, if the reverse stock split were implemented and approved for a reverse stock split ratio of one-for-five, there can be no assurance that the post-split market price of the Class A Common Stock would be $5.10 or greater.  Accordingly, the total market capitalization of the Class A Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.  Moreover, in the future, the market price of the Class A Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•
Because the number of issued and outstanding shares of Common Stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of Common Stock may increase on a relative basis.  If the Company issues additional shares of Common Stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.

•
There are certain agreements, plans and proposals that may have material anti-takeover consequences.  The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.  In addition, as more fully described in Proposal Eight below, the Company has adopted a tax benefit preservation plan and is seeking stockholder approval to amend its Certificate of Incorporation to reclassify the Common Stock and impose restrictions on transfer of the Common Stock under certain circumstances.  The purpose of such plan and such amendment relate to protecting the Company’s ability to utilize its net operating loss carryforwards for federal income tax purposes.  However, the plan and the amendment could have anti-takeover effects in that they may deter or prevent certain acquisitions or transfers of Common Stock that would result an individual or entity (together with its affiliates and associates) from becoming a holder of 5% or more of the then outstanding Common Stock or increase the ownership percentage of an existing holder of 5% or more of the then outstanding Common Stock (together with its affiliates and associates).  As a result of the Private Placement, Sageview Capital has the ability to acquire approximately 36% of the Class A Common Stock (assuming the shares outstanding as of the date of this Revised Proxy Statement) upon the exercise of the Warrants (assuming that Proposals Five and Six are approved by stockholders), which may deter others from acquiring large amounts of Company securities.  Further, as more fully described under the heading “Descriptions of the Private Placement Transaction Documents – Securities Purchase Agreement” following Proposal Six above,  Sageview Capital is entitled to participate in certain issuances of equity of the Company in order to maintain its ownership percentage of Company securities, which right may have the anti-takeover effect of preventing other persons or entities from acquiring large amounts of Company securities.  Finally, the 2009 Notes contain a provision allowing the holders thereof to require the redemption, in cash, of all or a portion of the 2009 Notes at a price equal to 101% of the outstanding principal and the accrued but unpaid interest upon a change in control (as defined in the 2009 Notes), which could deter (but not prevent) a third party from acquiring enough Company securities to trigger such a change in control.

•
The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board intends to effect the reverse stock split only if it believes that a decrease in the number of shares is likely to improve the trading price of the Class A Common Stock and if the implementation of the reverse stock split is determined by the Board to be in the best interests of the Company and its stockholders.

Effective Time

The proposed reverse stock split would become effective as of 11:59 p.m., Eastern Time (the “Effective Time”), on the date of filing the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware.  Except as explained below with respect to fractional shares, at the Effective Time, all shares of the Class A Common Stock and the Class B Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of stockholders, into a lesser number of shares of the Class A Common Stock and the Class B Common Stock, respectively, calculated in accordance with the reverse stock split ratio determined by the Board.

After the Effective Time, the Class A Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act.  The Class A Common Stock will continue to be listed on the Nasdaq Global Market under the symbol “CIDM”, although Nasdaq will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Date to indicate that the reverse stock split has occurred.

Board Discretion to Implement the Reverse Stock Split Amendment

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders.  The Board’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the Class A Common Stock, prevailing market conditions and the likely effect on the market price of the Class A Common Stock.  If the Board determines to effect the reverse stock split, the Board will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the Class A Common Stock.

Fractional Shares

Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split.  Instead, with respect to the Class A Common Stock, the Company’s transfer agent for the registered stockholders will aggregate all fractional shares of Class A Common Stock and arrange for them to be sold as soon as practicable after the Effective Time at the then prevailing prices on the open market on behalf of those stockholders who would otherwise be entitled to receive a fractional share.  The Company expects that the transfer agent will cause the sale to be conducted in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Class A Common Stock.  After completing the sale, stockholders will receive a cash payment from the transfer agent in an amount equal to the stockholder’s pro rata share of the total net proceeds of these sales.  No transaction costs will be assessed on the sale.  However, the proceeds will be subject to certain taxes as discussed below.  In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date a stockholder receives payment for the cashed-out shares.  The payment amount will be paid to the stockholder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, stockholders will have no further interests in the Company with respect to their cashed-out fractional shares.  A person otherwise  entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

Effect on Beneficial Holders of Class A Common Stock (i.e. stockholders who hold in “street name”)

Upon the reverse stock split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Class A Common Stock in “street name”.  However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares.  If a stockholder holds shares of the Class A Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Class A Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered holders of Class A Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the Class A Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable.  If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Class A Common Stock held following the reserve stock split.

If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the Effective Time.  By signing and cashing the check, stockholders will warrant that they owned the shares of Class A Common Stock for which they received a cash payment.  The cash payment is subject to applicable federal and state income tax and state abandoned property laws.  In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time of the reverse stock split and the date payment is received.

Effect on Certificated Shares

Stockholders holding shares of Common Stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time.  The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of the Class A Common Stock or the Class B Common Stock, as applicable (“Old Certificates”), to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Class A Common Stock or Class B Common Stock, as applicable (“New Certificates”).  No New Certificate will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

Stockholders will then receive a New Certificate(s) representing the number of whole shares of Class A Common Stock or Class B Common Stock, as applicable, to which they are entitled as a result of the reverse stock split.  Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split Class A Common Stock or Class B Common Stock, as applicable, to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates.  If an Old Certificate has a restrictive legend on its back, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.
If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “Fractional Shares”.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The reverse stock split will not affect the par value of a share of the Common Stock.  As a result, as of the Effective Time of the reverse stock split, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Considerations

The following is a summary of certain U.S. federal income tax consequences of the reverse stock split to holders of the Common Stock.  This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This discussion is limited to U.S. holders (as defined below) that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under U.S. federal income tax laws, such as:

•	stockholders that are not U.S. holders;
•	financial institutions;
•	insurance companies;
•	tax-exempt organizations;
•	dealers in securities or foreign currencies;
•	persons whose functional currency is not the U.S. dollar;
•	traders in securities that elect to use a mark to market method of accounting;
•	persons who own more than 5% of the Company’s outstanding stock;
•	persons that hold the Common Stock as part of a straddle, hedge, constructive sale, conversion or other integrated transaction; and

•	U.S. holders who acquired their shares of Class A Common Stock through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partners and the activities of the partnership.  Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the reverse stock split to them.

This discussion does not address the tax consequences of the reverse stock split under state, local or foreign tax laws.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of the Common Stock are urged to consult with their own tax advisors as to the tax consequences of the reverse stock split in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of the Common Stock that for U.S. federal income tax purposes is:

•	an individual that is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;
•	an estate that is subject to U.S. federal income tax on its income regardless of its source; or
•
a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

Except as provided below with respect to cash received in lieu of fractional shares, a U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

Cash Received in Lieu of Fractional Shares

A U.S. holder that receives cash in lieu of a fractional share of Common Stock in the reverse stock split will generally be treated as having received such fractional share and then as having sold such fractional share for cash, and will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the basis of the pre-reverse stock split Common Stock allocable to such fractional interest.  Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Common Stock exchanged therefor was greater than one year as of the date of the exchange.

Tax Basis and Holding Period

A U.S. holder’s aggregate tax basis in the Common Stock received in the reverse stock split will equal such stockholder’s aggregate tax basis in the Common Stock surrendered in the reverse stock split reduced by any amount allocable to a fractional share of post-reverse stock split Common Stock for which cash is received.  The holding period for the shares of the Common Stock received in the reverse stock split generally will include the holding period for the shares of the Common Stock exchanged therefor.

The Company does not have any plans, proposals or arrangements to issue for any purpose, including future acquisitions and/or financings, any of the authorized shares of Common Stock that would become newly available for issuance following the reverse stock split.

This proposal requires approval by a majority of the votes entitled to vote at the Annual Meeting.

This Proposal Seven is not conditioned upon the approval by stockholders of Proposal Nine, or of any other proposal in this Revised Proxy Statement.  If Proposal Seven is approved by stockholders and Proposal Nine is rejected by stockholders, Proposal Seven will take effect, subject to the Board’s right to abandon its implementation, as described herein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND TO REDUCE THE NUMBER OF SHARES OF THE COMPANY’S AUTHORIZED COMMON STOCK.

PROPOSAL EIGHT

AMENDMENT TO CERTIFICATE OF INCORPORATION TO RECLASSIFY OUR COMMON
STOCK AND ADD TRANSFER RESTRICTIONS TO PRESERVE THE
VALUE OF OUR TAX NET OPERATING LOSSES

Introduction

The Board is seeking your approval of an amendment to the Company’s Certificate of Incorporation to reclassify the Common Stock and impose restrictions on its transfer under certain circumstances (the “NOL Protective Amendment”).  The NOL Protective Amendment attempts to prevent certain direct and indirect future transfers of our capital stock that could adversely affect our ability to utilize our net operating loss carryforwards (“NOLs”) and certain income tax credits to reduce our federal income taxes. If the NOL Protective Amendment is approved and filed with the Secretary of State of the State of Delaware, each share of our existing Class A Common Stock will automatically be reclassified into one share of new Class A Common Stock and each share of our existing Class B Common Stock will automatically be reclassified into one share of new Class B Common Stock.  Except for the restrictions noted below, the reclassified shares of Class A Common Stock and Class B Common Stock will have the same rights and preferences as shares of our existing Class A Common Stock and Class B Common Stock, respectively (a description of which, with respect to the Class A Common Stock, is contained in our Registration Statement on Form 8-A, dated September 24, 2003).

As more fully described below, if Proposal Eight is approved and the NOL Protective Amendment is effected, existing and future stockholders (subject to certain exceptions that apply to holders of Sageview Capital and existing holders of 5% or more of the then outstanding Common Stock) may be restricted from acquiring additional shares of Common Stock or transferring such shares to another party to the extent that such acquisition or transfer would create or result in an individual or entity becoming a holder of 5% or more of the then outstanding Common Stock or increase the ownership percentage of an existing holder of 5% or more of the then outstanding Common Stock.

The NOL Protective Amendment is contained in a proposed new Article Fourth to our Certificate of Incorporation, as amended, and is attached as Appendix D to this Revised Proxy Statement and is incorporated by reference herein. We urge you to read the NOL Protective Amendment in its entirety, as the discussion in this Revised Proxy Statement is only a summary and does not contain all of the language in the NOL Protective Amendment. The NOL Protective Amendment will only become effective if a majority of the votes entitled to vote at the Annual Meeting are voted in favor of it. The NOL Protective Amendment, if approved at the Annual Meeting, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to accomplish as soon as practicable after the approval is obtained.

The Problem: Potential Limitations on Our NOLs

The Value of our NOLs

We estimate that we had approximately $137 million of (pre-tax) federal NOLs as of March 31, 2009. Furthermore, our federal NOLs do not begin to expire until 2021, and are available to use at some level through 2029. To the extent we have future taxable income, and until the NOLs expire or are subject to limitation, they can be used to eliminate future ordinary tax on our income (we may still pay alternative minimum taxes). By way of example, if we make certain assumptions about our taxable income in the future based on our results of operations for our fiscal year ended March 31, 2009, we estimate that our NOLs could reduce our federal income taxes by $55 million over the remaining life of our NOLs. Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount, if any, of our NOLs that we can ultimately use to reduce our income tax liability. Although we are unable to quantify an exact value, we believe our NOLs are a very valuable asset.

The Section 382 Limit on Use

Certain changes in the direct or indirect ownership of our stock could result in our undergoing an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, and the related Treasury Regulations (“Section 382”). If that were to happen, we would only be allowed to use a limited amount of our then existing NOLs and credits to reduce our current and future federal income taxes subsequent to the ownership change. The annual limit is obtained by multiplying (i) the aggregate value of our outstanding capital stock immediately prior to the ownership change (reduced by certain capital contributions made during the immediately preceding two years, any substantial non-business assets, including cash and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.” In calculating this annual limit, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.” If we were to experience an ownership change at our current stock price levels, we believe we would be subject to an annual NOL limitation which would result in a material amount of our NOLs expiring unused, resulting in a significant diminution in the value of our NOLs.

Following a Section 382 Ownership Change

If we were to have taxable income in excess of the NOL limitations following a Section 382 ownership change, we would not be able to utilize all of our NOLs to reduce federal taxes on such excess. Consequently, we would make cash payments on corporate income tax on any taxable income during a given year for income earned in excess of the NOL limitation. While any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation) until the NOLs expire, any ownership change could significantly defer the utilization of the NOLs, accelerate payment of federal income taxes and could cause some of the NOLs to expire unused. Because the aggregate value of our outstanding stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the annual limitation upon the amount of our income that could be reduced by such tax NOLs and income tax credits were an ownership change to occur in the future, but such limitation could be material.

Section 382 Ownership Shift Calculations

Generally, an ownership change occurs under Section 382 if one or more “5-percent shareholders” (which in general includes stockholders or groups of stockholders, including certain public groups, who own or are deemed to own five percent or more in value of a company's capital stock) collectively increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of our stock owned by such stockholders or groups during the preceding three-year period. For example, if a single stockholder acquires more than 50% of the Class A Common Stock within a three-year period, an ownership change would occur. Similarly, if ten persons, none of whom own any shares of our Common Stock, each acquire at least 5% of the Class A Common Stock within a three-year period (and such ten persons own, in the aggregate, more than 50%), an ownership change would occur under Section 382.

The determination of whether an ownership change has occurred under Section 382 involves complex analysis, the details of which are beyond the scope of this discussion.

Current Ownership Shift

As of July 13, 2009, we estimate that we had experienced a shift in our ownership for purposes of Section 382 of approximately 35% based on certain assumptions that we have made about our 5-percent shareholders. Because the shift is calculated based on a rolling preceding three year period, it is possible to project how much of the shift will roll-off of the shift calculation over the future three year period assuming no other changes in ownership. Based on this roll-off projection, we believe that the current shift will not materially decrease until July 2011.

The Company has experienced two shifts in ownership, in November 2003 and again in March 2006.  As a result of the ownership changes, approximately $25.1 million of the total NOLs became limited in its utilization under Section 382.  However, the Company is able to utilize approximately $9.4 million of this amount annually.

Reasons for the NOL Protective Amendment

Our $137 million federal NOLs are a significant asset that could reduce federal income taxes on our income. By way of example, if we make certain assumptions about our taxable income in the future based on our results of operations in the fiscal year ended March 31, 2009, we estimate that our NOLs could reduce our federal income taxes by $55 million over the remaining life of our NOLs. At our current stock price, the value of our NOLs could be significantly impaired unless we avoid potential transfers that, individually or in the aggregate, could trigger an ownership change under Section 382. Furthermore, because our federal NOLs do not start expiring until 2021, we will need to continually manage our Section 382 risk for a significant period of time. The Board believes that the provisions of the NOL Protective Amendment will be an important tool in avoiding potential adverse impacts from Section 382 limitations.

Relationship with NOL Rights Plan

On August 10, 2009, in order to help preserve and maximize the long-term value of our NOLs and related tax benefits, we adopted a tax benefit preservation plan (the “Tax Benefit Plan”). The Tax Benefit Plan is designed to preserve the NOLs by deterring acquisitions by “5-percent shareholders” that would trigger the Tax Benefit Plan, thereby causing significant dilution to the 5-percent shareholder whose transfer would result in limiting our NOLs. Although the Tax Benefit Plan acts as a deterrent, it cannot prevent transfers that would impair or destroy the value of our NOLs, as the NOL Protective Amendment can.  The Tax Benefit Plan will remain in effect if this proposal to adopt the NOL Protective Amendment is not approved.  However, if this proposal to adopt the NOL Protective Amendment is approved, the Board may determine to terminate the Tax Benefit Plan.

Although the Board adopted the Tax Benefit Plan to assist in protecting the NOLs, we did not believe it was a viable long-term solution because, while it may deter certain problematic acquisitions of our Common Stock, it did not provide us with the ability to restrict transactions that could result in an “ownership change” and there is nothing we can do under the Tax Benefit Plan to block the impact of any resulting ownership shift. The Board believes the best interests of the stockholders will be served by adopting provisions that are designed to restrict certain direct and indirect transfers of our stock that put our NOLs at risk. In addition, the NOL Protective Amendment will include a mechanism to block the impact of certain transfers on the ownership shift. Accordingly, while, as discussed below, the NOL Protective Amendment does not eliminate the risk that we will undergo an ownership change, we believe that it provides us with the best mechanism to safeguard our NOLs and related tax benefits.

Description and Effect of NOL Protective Amendment

The following is a brief summary of the proposed transfer restrictions. You are urged to read the NOL Protective Amendment in its entirety as set forth in Appendix D to this Revised Proxy Statement, as its terms (and not this summary) will govern our legal rights and those of our shareholders.

The NOL Protective Amendment generally restricts any person or entity from attempting to directly or indirectly transfer (which includes any direct or indirect acquisition, sale, transfer, assignment, conveyance, pledge or other disposition, including transfers of interests in entities that own stock in the Company) any of our stock (or options, warrants or other rights to acquire our stock, or securities convertible or exchangeable into our stock), to the extent that such direct or indirect transfer would (i) subject to certain exceptions, create or result in an individual or entity becoming a 5-percent shareholder of our stock for purposes of Section 382 (which the NOL Protective Amendment refers to as a “Five Percent Shareholder”) or (ii) subject to certain exceptions, increase the stock ownership percentage of any existing Five Percent Shareholder. Transfers included under the transfer restrictions include sales to persons or groups (other than public groups) whose resulting percentage ownership (direct or indirect) of our stock would exceed the 5% threshold discussed above, or to persons or groups whose direct or indirect ownership of our stock would by attribution cause another person or group (other than a public group) to exceed such threshold.  Complicated rules of constructive ownership, aggregation, segregation, combination and other common stock ownership rules prescribed by the Code (and related regulations) will apply in determining whether a person or group of persons constitute a Five Percent Shareholder.

The NOL Protective Amendment refers to any person or entity, directly or indirectly, attempting to acquire shares in such a transaction as a “Restricted Holder.” The NOL Protective Amendment would not prevent transfers that are sales by a Five Percent Shareholder unless the purchaser is or would become a Five Percent Shareholder.  The NOL Protective Amendment also could result in prohibited ownership of our stock (thus requiring disposition of such stock) as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our stock.

The NOL Protective Amendment provides that any transfer that violates the NOL Protective Amendment shall be null and void ab initio and shall not be effective to transfer any record, legal, beneficial or any other ownership of the number of shares which result in the violation of the NOL Protective Amendment (which are referred to as “Excess Securities”). The purported transferee shall not be entitled to any rights as our stockholder with respect to the Excess Securities. Instead, the purported transferee would be required, upon demand by the Company, to transfer the Excess Securities to an agent designated by us for the limited purpose of consummating an orderly arm's-length sale of such shares. The net proceeds of the sale will be distributed first to reimburse the agent for any costs associated with the sale, second to the purported transferee to the extent of the price it paid, and finally any additional amount will go to the purported transferor, or, if the purported transferor cannot be readily identified, to a charity designated by the Board.

With respect to any direct or indirect transfer of our stock that does not involve a transfer of “securities” of the Company within the meaning of Delaware law but which would cause any Five Percent Shareholder to violate the

NOL Protective Amendment, the following procedure will apply in lieu of those described above. In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a security of the Company, but such Five Percent Shareholder and/or any person whose ownership of securities of the Company is attributed to such Five Percent Shareholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such Five Percent Shareholder not to be in violation of the NOL Protective Amendment, and such securities will be treated as Excess Securities to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such Five Percent Shareholder or such other person that was the direct holder of such Excess Securities from the proceeds of sale by the agent being the fair market value of such Excess Securities at the time of the prohibited transfer.

The NOL Protective Amendment also provides us with various remedies to prevent or respond to a purported transfer which violates its provisions. In particular, the NOL Protective Amendment provides that any person who knowingly violates the NOL Protective Amendment, together with any persons in the same control group with such person, are jointly and severally liable to us for such amounts as will put us in the same financial position as we would have been in had such violation not occurred.

Authorization of Transfers of Stock

Any Restricted Holder that would like to directly or indirectly acquire shares of our stock must make a written request to the Board prior to any such acquisition. The written request must be delivered to the Secretary of the Company at the following address:

Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.
55 Madison Avenue, Suite 300
Morristown, NJ  07960
Attn: Corporate Secretary
Re: NOL Protective Amendment
Fax: (973) 290-0081

The request should include information such as (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s direct and indirect equity security ownership of the Company, (iii) a description of the stock that the Restricted Holder proposes to acquire, (iv) the date on which the proposed acquisition is expected to take place (or, if the acquisition is proposed to be made by a Five Percent Shareholder in a transaction on a national securities exchange, a statement to that effect), (v) the name of the proposed transferor of the stock that the Restricted Holder proposes to acquire (or, if the acquisition is proposed to be made by a Restricted Holder in a transaction on a national securities exchange, a statement to that effect), and (vi) a request that the Board (or a committee thereof) authorize, if appropriate, the acquisition.

The Board may authorize an acquisition by a Restricted Holder of stock that would otherwise violate the NOL Protective Amendment if the Board determines, in its sole discretion, that after taking into account the preservation of our NOLs and income tax credits, such acquisition would be in the best interests of the Company and its stockholders. In deciding whether to authorize such transaction, the Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, the Board may request relevant information from the Restricted Holder in order to determine compliance with the NOL Protective Amendment or the status of our NOLs and income tax credits. In considering whether to authorize such a proposed acquisition, we expect the Board to consider, among other things:

•	whether the person acquiring the securities is or would become a 5-percent shareholder under Section 382 as a result of the proposed acquisition;

•	the impact of the proposed acquisition on our Section 382 shift in ownership percentage;

•	the then existing level of our Section 382 shift in ownership percentage;

•	the economic impact of any Section 382 investigation that might result, taking into account factors such as our market capitalization and cash position;

•	the impact on possible future issuances or purchases of Common Stock by us;

•	any changes or expected changes in applicable tax law; and

•	other business and strategic matters that the Board determines are in the best interests of the Company and its stockholders.

If the Board decides to authorize any proposed acquisition, it may impose conditions on the Restricted Holder. In addition, the Board may require the Restricted Holder to make certain representations to the Company or require an opinion of counsel regarding the proposed acquisition. Likewise, any Restricted Holder requesting authorization for a proposed acquisition may be required to reimburse the Company for any costs or expenses associated with the Board’s review of the proposed acquisition.

Implementation and Suspension of the NOL Protective Amendment

If the NOL Protective Amendment is approved by stockholders at the Annual Meeting, we intend to enforce the restrictions to preserve future use of our NOLs and income tax credits immediately thereafter.  We expect to continue to enforce the restrictions for so long as the Board determines in good faith that it is in the best interests of the Company to prevent the possibility of an ownership change under Section 382.

We believe allowing the Board to suspend enforcement of the transfer restrictions and other provisions of the NOL Protective Amendment, when appropriate, is a more effective alternative to setting a pre-determined termination date for the NOL Protective Amendment. Any automatic termination of the NOL Protective Amendment could expose our NOLs to future risk. In the future, we could experience a rapid ownership shift in a short period of time that could put our NOLs at risk again before our stockholders would have an opportunity to adopt a new NOL protective measure.

Effectiveness and Enforceability of NOL Protective Amendment

Although the NOL Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if we adopt the NOL Protective Amendment. Likewise, we cannot guarantee that an ownership change will not have occurred prior to the adoption of the NOL Protective Amendment.

The NOL Protective Amendment will not prevent all transfers that might result in an “ownership change.”  For example, the NOL Protective Amendment generally will not:

•	prevent existing Five Percent Shareholders from disposing of stock to persons other than Five Percent Shareholders;

•
apply to Sageview Capital and its affiliates so long as Sageview Capital and its affiliates do not take any action in violation of the standstill agreement described in greater detail in this Revised Proxy Statement under the caption “Descriptions of the Private Placement Transaction Documents – Standstill Agreement;

•	apply to transfers of either the Warrants or the Warrant Shares; or

•
apply to existing Five Percent Shareholders as of the effective time of the NOL Protective Amendment unless and until a Five Percent Shareholder either (a) owns shares of our stock that exceed the sum of the ownership of such Five Percent Shareholder as of such effective time (less any subsequent dispositions of our stock applicable to such Five Percent Shareholder) plus 150,000 shares of our stock (less any subsequent acquisitions applicable to such Five Percent Shareholder) (provided that in no event may the Five Percent Shareholder own shares of our stock that exceed the ownership of such Five Percent Shareholder as of such effective time) or (b) such Five Percent Shareholder ceases to be a 5-percent shareholder of our stock for purposes of Section 382.

Section 382 is an extremely complex provision with respect to which there are many uncertainties. We have not requested a ruling from the IRS regarding the effectiveness of the NOL Protective Amendment, and we cannot assure you that the IRS will agree that the NOL Protective Amendment is effective for purposes of limiting the applicability of Section 382.

The Board can authorize a proposed acquisition by a Restricted Holder that results in or contributes to an ownership change if it determines that such acquisition is in our best interests and the best interests of our stockholders.

Further, a court could find that some or all of the provisions of the NOL Protective Amendment are not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation may provide in its certificate of incorporation or bylaws for restrictions on the transfer of securities for the purpose of maintaining any tax advantage. Delaware law provides that transfer restrictions are effective against purported transferees if the transfer restriction is conspicuously noted on the certificate(s) representing the shares and against purported transferees with actual knowledge of the restriction (even absent such conspicuous notation). In connection with the NOL Protective Amendment, the shares of our existing Class A Common Stock and Class B Common Stock will be exchanged for, and reclassified into, new shares of Class A Common Stock and Class B Common Stock, respectively, that provide for the transfer restrictions discussed above. These new common shares will contain a conspicuous legend on the back of the stock certificates that refers to transfer restrictions. We believe that this reclassification and exchange of shares will be sufficient to make the proposed transfer restrictions binding on all holders of our Common Stock. Nonetheless, a court could find that either the reclassification or the transfer restrictions are unenforceable, either in general or under particular facts and circumstances.

As a result of these and other factors, the NOL Protective Amendment serves to reduce, but does not eliminate, the risk that we will undergo an ownership change under Section 382.

Other Considerations

The Board believes that attempting to safeguard our NOLs and income tax credits as described above is in the best interests of the Company and its stockholders. Nonetheless, the NOL Protective Amendment, if adopted, could have certain potentially negative consequences:

Anti-Takeover Impact

Because some corporate takeovers occur through the acquirer’s purchase, in the public market or otherwise, of sufficient stock to give it control of a company, any provision that restricts the transferability of shares can have the effect of preventing such a takeover. The NOL Protective Amendment, if adopted, could be deemed to have an “anti-takeover” effect because, among other things, subject to certain exceptions with respect to Sageview Capital and its affiliates and transfers of the Warrants and the Warrant Shares, it will restrict the ability of a person, entity or group to accumulate more than five percent of the Common Stock and, subject to a limited exception, the ability of persons, entities or groups now owning more than five percent of the Common Stock from acquiring additional shares of the Common Stock without the approval of the Board. As a result, the Board may be able to prevent any future takeover attempt. Therefore, the NOL Protective Amendment could discourage or prevent accumulations of substantial blocks of shares in which our stockholders might receive a substantial premium above market value and might tend to insulate management and the Board against the possibility of removal. However, these disadvantages are outweighed, in our opinion, by the fundamental importance of maintaining the availability of our NOLs and income tax credits. The “anti-takeover” effect of the proposed NOL Protective Amendment is not the reason for the NOL Protective Amendment. We are proposing the NOL Protective Amendment in an effort to reduce the risk that we may be unable to fully utilize the NOLs and income tax credits described above as a result of future transfers of our Common Stock. The Board is not aware of any efforts of others to take control of us and has no present intent to propose any other provisions designed to inhibit a change of control.

Potential Effects on Liquidity

The NOL Protective Amendment will restrict a stockholder's ability to acquire, directly or indirectly, additional shares of Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our stock may be limited by reducing the class of potential acquirers for such stock and a stockholder’s ownership of our stock may become subject to the NOL Protective Amendment upon actions taken by persons related to, or affiliated with, them.

Potential Impact on Value

Because certain buyers, including persons who wish to acquire more than 5% of our stock and certain institutional holders who may not be comfortable holding stock with transfer restrictions, may not purchase our stock, the NOL Protective Amendment could depress the value of our stock in an amount that might more than offset any value conserved as a result of the preservation of our NOLs and income tax credits.

Nasdaq Listing Implications

The NOL Protective Amendment, if approved, will have no material impact on our continued compliance with the listing requirements of The Nasdaq Global Market. Following the proposed reclassification and exchange, we anticipate that our shares of Class A Common Stock will continue to trade on The Nasdaq Global Market under the symbol “CIDM.”

Questions and Answers About This Proposal Eight

Q:           What is Section 382?

A:           Section 382 is a provision of the Internal Revenue Code of 1986, as amended, that imposes limitations on the future use of our NOLs and income tax credits if we undergo an “ownership change”(as that term is defined in Section 382).

Q:           What happens if there is an ownership change under Section 382?

A:           If there is an ownership change under Section 382, we would only be allowed to use a limited amount of our then existing NOLs and income tax credits to reduce the federal income taxes on our income in the current or any future year. The annual limit is obtained by multiplying (i) the aggregate value of our outstanding capital stock immediately prior to the ownership change (reduced by certain capital contributions made during the immediately preceding two years, any substantial non-business assets, including cash, and less certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the ownership change. In calculating this annual limit, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.”

Q:           How is an ownership change determined under Section 382?

A:           The determination of whether an ownership change has occurred under Section 382 involves complex analysis; however, in general terms, an ownership change occurs under Section 382 if one or more “5-percent shareholders” (which in general includes stockholders and certain groups of stockholders, including certain public groups, who own or are deemed to own five percent or more in value of a company’s capital stock) collectively increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of our stock owned by such stockholders during the preceding three-year period. For example, if a single stockholder acquires more than 50% of our Common Stock within a three-year period, an ownership change would occur. Similarly, if ten persons, none of whom own any shares of our Common Stock, each acquire at least 5% of the Common Stock within a three-year period (and such ten persons own, in the aggregate, more than 50%), an ownership change would occur under Section 382.

Q:           How important are our NOLs?

A:           Our approximately $137 million of (pre-tax) federal NOLs as of March 31, 2009 are a significant asset that could reduce federal income taxes on our income. These NOLs do not begin to expire until 2021, and are available to use at some level through 2029. By way of example, if we make certain assumptions about our taxable income in the future based on our results of operations in our fiscal year ended March 31, 2009, we estimate that our NOLs could reduce our federal income taxes by $55 million over the remaining life of our NOLs. Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the amount, if any, of our NOLs that we can ultimately use to reduce our income tax liability or the time period in which these restrictions will continue to be necessary. Although we are unable to quantify an exact value of our NOLs due to the above factors, we believe the value of our NOLs and income tax credits is significant.

Q:           Have we previously experienced an ownership change under Section 382?

A:           Yes.  The Company has experienced two shifts in ownership, in November 2003 and again in March 2006.  As a result of the ownership changes, approximately $25.1 million of the total NOLs became limited in its utilization under Section 382.  However, the Company is able to utilize approximately $9.4 million of this amount annually.

Q:           How close are we to triggering an additional ownership change under Section 382?

A:           As of March 31, 2009, we estimate that we had experienced a shift in our ownership for purposes of Section 382 of approximately 35% based on certain assumptions that we have made about our 5-percent shareholders. A 50% level of ownership shift would trigger an additional ownership change under Section 382.

Q:           Do all investors who file a Schedule 13-G/D count in the shift calculation?

A:           No, some investors who file a Schedule 13G or 13D are not 5-percent  shareholders under the Section 382 definition and hence would not affect our ownership shift for purposes of Section 382. However, we have provided in the NOL Protective Amendment that we may rely conclusively on the existence or absence of any Schedule 13G or 13D filings in making our determination as to whether or not any given stockholder may be considered a 5-percent shareholder.  Likewise, the filing of a Schedule 13G or 13D may indicate whether a particular stockholder may warrant further investigation as to their status as a 5-percent shareholder under Section 382.

Q:           What is the process to obtain authorization from the Board to acquire shares?

A:           If the NOL Protective Amendment is adopted, we expect that requests for authorization for proposed acquisitions of our stock by persons or entities that would otherwise be affected by the proposed transfer restrictions would be submitted in writing to the Secretary of the Company, who will submit the matter to the Board. The request should include information such as (i) the name, address and telephone number of the person seeking to acquire shares, (ii) a description of the person’s direct and indirect equity ownership of the Company, (iii) a description of the stock that such person proposes to acquire, (iv) the date on which the proposed acquisition is expected to take place (or, if the acquisition is proposed to be made by a person in a transaction on a national securities exchange, a statement to that effect), (v) the name of the proposed transferor of the stock that the person proposes to acquire (or, if the acquisition is proposed to be made by a person in a transaction on a national securities exchange, a statement to that effect), and (vi) a request that the Board (or a committee thereof) authorize, if appropriate, the acquisition. The affected person may also be asked to supply certain information so that the Board can access whether the proposed acquisition is in the best interests of the Company and our stockholders.

Submissions should be sent to:

Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.
55 Madison Avenue, Suite 300
Morristown, NJ  07960
Attn: Corporate Secretary
Re: NOL Protective Amendment
Fax: (973) 290-0081

Q:           Do I still have to obtain authorization if I do not count in the shift calculation?

A:           Yes, if you meet the definition of 5-percent shareholder under Section 382 (or would upon completion of the proposed acquisition).

Q:           How does this affect me if I am or become a 5-percent shareholder?

A:           Except with respect to the limited exceptions described above under the caption “Effectiveness and Enforceability of NOL Protective Amendment,” the NOL Protective Amendment would prevent you from acquiring additional shares of our stock.  However, it would not restrict sales of our shares by you, although it would restrict any purchaser from purchasing additional shares from you to the extent that the purchaser is or would become a 5-percent shareholder under Section 382.

Q:           How long will these restrictions be in place?

A:           The transfer restrictions and other provisions of the NOL Protective Amendment would terminate when the Board determines in good faith that it is in the best interests of the Company and its stockholders for the transfer restrictions imposed by the amendment to terminate.

Q:           Why should I vote in favor?

A:           Our approximately $137 million of (pre-tax) federal NOLs as of March 31, 2009 are a significant asset that could reduce the federal income taxes on our income. By way of example, if we make certain assumptions about our taxable income in the future based on our results of operations in our fiscal year ended March 31, 2009, we estimate that our NOLs could reduce our federal income taxes by $55 million over the remaining life of our NOLs. However, at our current stock price, the value of our NOLs could be significantly impaired unless we avoid potential transfers that could trigger an ownership change under Section 382. Furthermore, because our federal NOLs do not start expiring until 2021, we will need to continually manage our Section 382 risk for a significant period of time. The Board believes that the provisions of the NOL Protective Amendment will be an important tool in avoiding adverse impacts from Section 382 limitations.

Q:           What are some of the negative factors I should consider?

A:           The NOL Protective Amendment could reduce the possibility of a takeover of the Company, and could adversely impact the liquidity and value in our stock if certain buyers decide not to purchase our stock.

Q:           Why are you doing this now?

A:           We previously have experienced ownership shifts that have limited our ability to utilize our NOLs and income tax credits in certain respects.  In addition, we have recently become aware of further ownership shifts that have raised concerns about the applicability of Section 382.  Subject to the effects on a shareholder that may occur under our recently adopted tax benefit preservation plan, currently, if a shareholder makes a transfer that further increases our ownership shift, there is nothing we can do to reverse the potential impact to our NOLs and income tax credits that results. As of July 13, 2009, we estimate that we had experienced a shift in our ownership for purposes of Section 382 of approximately 35% based on certain assumptions that we have made about our 5-percent shareholders. As a result, we face an increased risk that we could experience an ownership change that would materially decrease or completely eliminate our NOLs and income tax credits unless shareholders adopt the NOL Protective Amendment. In fact, we can offer no guarantees that we will not experience an ownership change prior to the adoption of the NOL Protective Amendment.

Q:           Why not set a pre-determined termination date for the transfer restrictions and other provisions of the amendment?

A:           We believe allowing the Board to suspend enforcement of the transfer restrictions and other provisions of the NOL Protective Amendment, when appropriate, is a more effective alternative to setting a pre-determined termination date for the provisions of the proposed amendment. Any automatic termination of the provisions of the NOL Protective Amendment could expose our NOLs and income tax credits to future risk. We could experience a rapid ownership shift in a short period of time that could put our NOLs and income tax credits at risk again before our stockholders would have an opportunity to reenact a new NOL protective measure.

Q:           What happens if I vote “No” on this proposal, but it is nonetheless approved by the requisite vote of stockholders? Am I still subject to the transfer restriction?

A:           The Company intends to take the position that you are bound by the proposed transfer restriction.  In connection with the NOL Protective Amendment, the shares of our existing Class A Common Stock and Class B Common Stock will be exchanged for and reclassified into new shares of Class A Common Stock and Class B Common Stock, respectively, in each case, that are subject to the transfer restrictions discussed above.  The certificates evidencing the new Class A Common Stock and Class B Common Stock will contain a conspicuous legend that refers to the transfer restrictions. We believe that under Delaware law this reclassification and exchange of old Common Stock for new Common Stock subject to the transfer restriction will be sufficient to make the proposed transfer restrictions binding on all holders of our Common Stock, regardless of whether they voted in favor of the amendment, since all the new Common Stock will be subject to the transfer restriction prior to the time that it is issued. Nonetheless, the matter is not settled, and a court could find that the transfer restriction is not binding on holders of shares of Common Stock that did not vote in favor of the amendment or their transferees, either in general or under particular facts and circumstances.

This proposal requires approval by a majority of the votes entitled to vote at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO PRESERVE VALUE OF NET OPERATING LOSSES.

PROPOSAL NINE

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE
AMOUNT OF STOCK AUTHORIZED AND TO DESIGNATE THE ADDITIONAL SHARES AS CLASS A
COMMON STOCK

The Company’s Certificate of Incorporation currently authorizes the issuance of a total of 95,000,000 shares of capital stock.  Of such shares, 65,000,000 are designated as Class A Common Stock; 15,000,000 are designated as Class B Common Stock; and 15,000,000 are designated as preferred stock.  As of August 11, 2009, there were 28,020,060 shares of Class A Common Stock issued and outstanding and 51,440 shares of Class A Common Stock issued but not outstanding, which shares are held in treasury and are available for re-issuance by the Company.  As of August 11, 2009, there were 733,811 shares of Class B Common Stock issued and outstanding.  With respect to the 15,000,000 shares of authorized preferred stock, 20 are designated as Series A 10% non-voting cumulative preferred stock, of which eight (8) are issued and outstanding, and 1,000,000 are designated as Series B Junior Participating Preferred Stock, none of which are issued or outstanding.

In addition to the 28,020,060 shares of Class A Common Stock currently outstanding and without giving effect to any approval by the Company’s shareholders of Proposal 3 in this Revised Proxy Statement, the Company has 23,585,067 shares of Class A Common Stock reserved for issuance pursuant to (a) the exercise of outstanding warrants, (b) the Company’s Second Amended and Restated Equity Incentive Plan, and (c) the conversion of the Class B Common Stock.

The aggregate number of outstanding and reserved shares of Class A Common Stock is 51,605,127, leaving only 13,394,873 shares of Class A Common Stock for future issuances.  Such future issuances could include the sale of securities in order to raise capital, the payment of consideration in acquisitions, additional shares issued in connection with grants made to employees under new or expanded existing compensation plans or arrangements, and other uses not currently anticipated.  Accordingly, the Company is proposing  to increase the number of authorized shares of the Company’s stock from 95,000,000 to 105,000,000 shares, and to increase the number of shares designated as Class A Common Stock from 65,000,000 to 75,000,000 shares.  The Amendment increasing the number of authorized shares of common stock to 105,000,000 and increasing the number of shares designated as Class A Common Stock to 75,000,000 is attached hereto as Appendix E.  The Company believes that such increase and designation is in the best interests of the Company and its stockholders, as it would provide the Company with flexibility and alternatives in structuring future transactions, and that it would be detrimental to the Company and its stockholders if the Company were unable to issue shares of Class A Common Stock at such times and upon terms as the Board deems necessary or appropriate.  If the shareholders of the Company approve Proposal 7 in this Revised Proxy Statement and the Board determines to effect a reverse stock split, such number of authorized shares will be reduced as discussed in the section of this Revised Proxy Statement describing Proposal 7.

This amendment would not change any of the rights, restrictions, terms or provisions relating to the Common Stock or the preferred stock.  Under the General Corporate Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to this amendment.  The Company will not independently provide stockholders with any such right.  Additionally, holders of Common Stock do not have any preemptive rights with respect to the issuance of Common Stock.

Future issuances of Common Stock could affect stockholders.  Any future issuance of Common Stock, other than on a pro-rata basis, would dilute the percentage ownership and voting interest of the then current stockholders.

There is a potential anti-takeover effect with respect to this amendment.  The increased number of unissued and authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect by, for example, permitting issuances that would dilute the percentage ownership and voting interest of a person seeking to effect a change in the composition of the Board, contemplating a tender or exchange offer or contemplating the combination of the Company with another company.  However, this amendment is not being proposed in response to any effort of which management is aware to accumulate Common Stock or obtain control of the Company. Other than this amendment and the other proposals described in this Revised Proxy Statement, the Board does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

The Company does not have any plans, proposals or arrangements to issue for any purpose, including future acquisitions and/or financings, any of the shares of Common Stock that would become newly available for issuance following the increase of the Company’s authorized shares of Common Stock.

This proposal requires approval by a majority of the votes entitled to vote at the Annual Meeting.

This Proposal Nine is not conditioned upon the approval of stockholders of Proposal Seven, or of any other proposal in this Revised Proxy Statement.  If Proposal Nine is approved by stockholders and Proposal Seven is rejected by stockholders, Proposal Nine will take effect as described herein.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AMOUNT OF STOCK AUTHORIZED AND TO DESIGNATE THE ADDITIONAL SHARES AS CLASS A COMMON STOCK.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting.  However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

Board of Directors

The Board intends to meet at least quarterly and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors and management) at least twice a year.  During the fiscal year ended March 31, 2009 (the “Last Fiscal Year”), the Board held four meetings and the Board members acted eight times by unanimous written consent in lieu of holding a meeting.  Each current member of the Board, who was then serving, attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which they served in the Last Fiscal Year.  Messrs. Clevenger, Crotty, Davidoff, Finlay, Gilhuly and Mulholland are considered “independent” under the rules of Nasdaq.

One director resigned for personal reasons, and no director declined to stand for reelection to the Board for any reason, during the Last Fiscal Year.  After such resignation and in accordance with the Company’s By-laws, a new director was elected to the Board.  The Board currently does not provide a process for stockholders to send communications to the Board.  In the opinion of the Board, it is appropriate for the Company not to have such a process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the limited number of stockholders of the Company.  While the Board will, from time to time, review the need for a formal policy, at the present time, stockholders who wish to contact the Board may do so by submitting any communications to the Company’s Secretary, Mr. Loffredo, at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960, with an instruction to forward the communication to a particular director or the Board as a whole.  Mr. Loffredo will receive the correspondence and forward it to any individual director or directors to whom the communication is directed.

The Company does not currently have a policy in place regarding attendance by Board members at the Company’s annual meetings.  However, each of the current directors, who were then serving, attended the 2008 Annual Meeting of Stockholders, and each currently intends to attend this Annual Meeting.

The Board has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee consists of Messrs. Clevenger, Davidoff and Finlay.  Mr. Finlay is the Chairman of the Audit Committee.  The Audit Committee held four meetings in the Last Fiscal Year.  The Audit Committee has met with the Company’s management and the Company’s independent registered public accounting firm to review and help ensure the adequacy of its internal controls and to review the results and scope of the auditors’ engagement and other financial reporting and control matters.  Both Messrs. Clevenger and Davidoff are financially literate, and Mr. Davidoff is financially sophisticated, as those terms are defined under the rules of Nasdaq.  Mr. Davidoff is also a financial expert, as such term is defined under the Sarbanes-Oxley Act of 2002.  Messrs. Clevenger, Davidoff and Finlay are considered “independent” under the rules of Nasdaq.

The Audit Committee has adopted a formal written charter which was attached as Appendix B to the Company’s proxy statement for its annual meeting of stockholders held on September 18, 2007 (the “Audit Charter”).  The Audit Charter is available on the Company’s Internet website at www.cinedigmcorp.com.  The Audit Committee is responsible for ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters.  The Audit Committee is also responsible for the appointment, compensation and oversight of the auditors.  Additionally, the Audit Committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between the Company and its officers, directors, employees and principal stockholders.

Compensation Committee

The Compensation Committee consists of Messrs. Davidoff, Clevenger, Crotty and Mulholland.  Mr. Clevenger is the Chairman of the Compensation Committee.  The Compensation Committee met four times during the Last Fiscal Year.  The Compensation Committee, based on recommendation by the Company’s CEO, approves the compensation package of the Company’s CEO and the levels of compensation and benefits payable to the

Company’s other executive officers, reviews general policy matters relating to employee compensation and benefits and recommends to the entire Board, for its approval, stock option and other equity-based award grants to its executive officers, employees and consultants and discretionary bonuses to its executive officers and employees.  The Compensation Committee approves the compensation package of the Company’s directors.  The Compensation Committee has the authority to appoint and delegate to a sub-committee the authority to make grants and administer bonus and compensation plans and programs.  Messrs. Clevenger, Crotty, Davidoff, and Mulholland are considered “independent” under the rules of Nasdaq.

The Compensation Committee adopted a formal written charter (the “Compensation Charter”) which was attached as Appendix C to the Company’s proxy statement for its annual meeting of stockholders held on September 4, 2008.  The Compensation Charter sets forth the duties, authorities and responsibilities of the Compensation Committee.  The Compensation Charter is available on the Company’s Internet website at www.cinedigmcorp.com.

During the Last Fiscal Year, the Compensation Committee engaged HR & Survey Solutions, LLC, a compensation consulting firm, for the limited purpose of reviewing the bonus structure for the Company.  The consultant advised the Compensation Committee on the bonuses for certain management employees, including the restricted stock awards discussed above, and is helping develop a management incentive program for the future.

Nominating Committee

The Nominating Committee consists of Messrs. Clevenger and Davidoff.  Mr. Davidoff is the Chairman of the Nominating Committee.  The Nominating Committee held two meetings during the Last Fiscal Year.  The Nominating Committee evaluates and approves nominations for annual election to, and to fill any vacancies in, the Board and recommends to the Board the directors to serve on committees of the Board.  Messrs. Clevenger and Davidoff are considered “independent” under the rules of Nasdaq.

The Nominating Committee adopted a formal written charter (the “Nominating Charter”) which was attached as Appendix D to the Company’s proxy statement for its annual meeting of stockholders held on September 4, 2008.  The Nominating Charter sets forth the duties and responsibilities of the Nominating Committee and the general skills and characteristics that the Nominating Committee employs to determine the individuals to nominate for election to the Board.  The Nominating Charter is available on the Company’s Internet website at www.cinedigmcorp.com.

The Nominating Committee will consider any candidates recommended by stockholders.  In considering a candidate submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualification of the candidate.  Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.  Stockholders should submit any recommendations of director candidates for the Company’s 2009 Annual Meeting of Stockholders to the Company’s Secretary, Mr. Loffredo, at 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960 in accordance with the procedures set forth above under the heading “Deadline for Receipt of Stockholder Proposals to be Presented at Next Annual Meeting.”

There are no specific minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended director nominee.  However, the Nominating Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law and banking).

Members of the Nominating Committee meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company.  The Nominating Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating Charter and the rules of Nasdaq.  There are no differences in the manner in which the Nominating Committee evaluates director nominees based on whether or not the nominee is recommended by a stockholder.

Code of Business Conduct and Ethics

We have adopted a code of ethics applicable to all members of the Board, executive officers and employees.  Such code of ethics is available on our Internet website, www.cinedigmcorp.com.  We intend to disclose any amendment to, or waiver of, a provision of our code of ethics by filing a Current Report on Form 8-K with the SEC.

Certain Transactions

The Company is party to indemnification agreements with each member of the Board pursuant to which the Company has agreed to indemnify and hold harmless each member of the Board from liabilities incurred as a result of such director’s status as a director of the Company, subject to certain limitations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of September 9, 2009, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 22.6% of its outstanding Class A Common Stock and 100% of its Class B Common Stock.  These stockholders and Mr. Mayo individually, have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the nine proposals set forth in this Revised Proxy Statement as well as approvals of mergers or other business combinations.

The following table sets forth as of September 9, 2009, certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executives and (iv) all of the Company’s directors and executive officers as a group.

CLASS A COMMON STOCK
Name (a)	Shares Beneficially Owned (b)
	Number		Percent
A. Dale Mayo	1,423,199	(c)	4.9%
Jeff Butkovsky	184,600	(d)	*
Charles Goldwater	82,400	(e)	*
Gary S. Loffredo	259,600	(f)	*
Brian D. Pflug	207,286	(g)	*
Wayne L. Clevenger c/o MidMark Equity Partners II, L.P., 177 Madison Avenue Morristown, NJ 07960	1,895,273	(h)	6.7%
Gerald C. Crotty	40,497	(i)	*
Robert Davidoff	380,993	(j)	1.4%
Matthew W. Finlay c/o MidMark Equity Partners II, L.P., 177 Madison Avenue Morristown, NJ 07960	1,873,687	(k)	6.7%
Edward A. Gilhuly c/o Sageview Capital Partners, LLC 245 Lytton Avenue, Suite 250 Palo Alto, CA 94301	--		*
Adam M. Mizel c/o Aquifer Opportunity Fund, L.P. 460 Park Avenue, Suite 2101 New York, NY 10022	2,205,811	(l)	7.9%
Robert E. Mulholland	76,608	(m)	*
MidMark Equity Partners II, L.P. 177 Madison Avenue Morristown, NJ 07960	1,901,873	(n)	6.8%
Federated Investors, Inc. Federated Investors Tower Pittsburgh, PA 15222-3779	2,027,287	(o)(p)	7.2%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,833,877	(p)	6.5%
All directors and executive officers as a group (12 persons)	6,801,281	(q)	22.6%

--------------------
*	Less than 1%

(a)	Unless otherwise indicated, the business address of each person named in the table is c/o Cinedigm Digital Cinema Corp., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

(b)
Applicable percentage of ownership is based on 28,020,060 shares of Class A Common Stock outstanding as of September 9, 2009 together with all applicable options, warrants and other securities convertible into shares of our Class A Common Stock for such stockholder.  Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares.  Shares of Class A Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after September 9, 2009 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person.  Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Common Stock shown.

(c)
Includes 733,811 shares of Class B Common Stock held by Mr. Mayo, 87,500 shares of Class A common stock held by Mr. Mayo’s spouse, of which Mr. Mayo disclaims beneficial ownership, and 12,000 shares of Class A common stock held for the account of Mr. Mayo’s grandchildren, the custodian of which accounts is Mr. Mayo’s spouse, of which Mr. Mayo also disclaims beneficial ownership.  In addition, Mr. Mayo holds 110,048 shares of Class A Common Stock, 39,840 restricted shares of Class A common stock and 440,000 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.  The holder of each share of Class B Common Stock is entitled to ten (10) votes per share.  Including the voting rights of Mr. Mayo’s shares of Class B Common Stock, Mr. Mayo may exercise up to 21.4% of the total voting power of our Common Stock.  Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock.

(d)	Includes 1,000 restricted shares of Class A common stock and 166,600 shares of Class A common stock underlying options that may be acquired upon exercise of such options.

(e)	Includes 2,500 restricted shares of Class A common stock and 74,900 shares of Class A common stock underlying options that may be acquired upon exercise of such options.

(f)	Includes 1,000 restricted shares of Class A common stock and 236,600 shares of Class A common stock underlying options that may be acquired upon exercise of such options.

(g)	Includes 1,333 restricted shares of Class A common stock and 181,786 shares of Class A common stock underlying options that may be acquired upon exercise of such options.

(h)
Mr. Clevenger is a managing director of MidMark and of MidMark Investments, Inc. (“MidMark Investments”) and a managing member of MidMark Advisors II, LLC.  Includes 30,000 shares of Class A Common Stock owned directly, 36,600 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options held by MidMark Investments and 1,828,673 shares owned by MidMark.  Other then the 30,000 shares first described, Mr. Clevenger disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(i)	Includes 33,600 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options.

(j)
Includes 6,897 shares of Class A Common Stock owned directly, 35,600 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options, and 338,496 shares owned by CMNY, for which Mr. Davidoff serves as a director.  Other then the 42,497 shares described above, Mr. Davidoff disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(k)
Mr. Finlay is a director of MidMark and of MidMark Investments.  Includes 8,414 shares of Class A Common Stock owned directly, 36,600 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options held by MidMark Investments and 1,828,673 shares owned by MidMark.  Other then the 8,414 shares first described, Mr. Finlay disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(l)
Includes 100,000 shares of Class A Common Stock owned directly by Mr. Mizel and 2,105,811 shares of Class A Common Stock owned by Aquifer Opportunity Fund, L.P. (“Aquifer Fund”).  Mr. Mizel is the principal of Aquifer Capital Group, LLC (“Aquifer Capital”), which is the investment manager of Aquifer Fund, and has power to vote and dispose of the shares held by Aquifer Fund.  Mr. Mizel and Aquifer Capital disclaim beneficial ownership of these securities owned by Aquifer Fund.

(m)	Includes 16,600 shares of Class A common stock underlying options that may be acquired upon exercise of such options and 38,011 shares owned by Mr. Mulholland’s spouse.

(n)
Includes 73,200 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options held by MidMark Investments and 1,520,673 shares owned by MidMark, which shares may be deemed to be beneficially owned by MidMark Advisors II, LLC, the general partner of MidMark.

(o)
Federated Investors, Inc. (“Federated”) is the indirect parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., both of which act as investment advisors to registered investment companies and separate accounts that own the shares.  Federated is owned by the Voting Shares Irrevocable Trust, of which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue are trustees.  Each trustee disclaims beneficial ownership of the shares.

(p)
Based solely on the numbers of shares reported in the most recent Schedule 13D, Schedule 13G or Form 13F-HR, as amended, if applicable, and filed by such stockholder with the SEC through September 9, 2009.

(q)
Includes 45,673 restricted shares of Class A common stock, 1,258,886 shares of Class A Common Stock underlying options that may be acquired upon exercise of such options and 733,811 shares of Class A Common Stock underlying outstanding shares of Class B Common Stock that may be acquired upon conversion of such Class B Common Stock.

CLASS B COMMON STOCK
Name (a)	Shares Beneficially Owned (b)
	Number	Percent
A. Dale Mayo	733,811	100.0%
All directors and executive officers as a group (one person)	733,811	100.0%

--------------------
(a)	The business address of the person named in the table is c/o Cinedigm Digital Cinema Corp., 55 Madison Avenue, Suite 300, Morristown, New Jersey 07960.

(b)
Applicable percentage of ownership is based on 733,811 shares of Class B Common Stock outstanding as of September 9, 2009.  There are no shares of Class B Common Stock subject to options, warrants or other convertible securities.  Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Class B Common Stock shown.  The holder of each share of Class B Common Stock is entitled to ten (10) votes per share.  Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

The Company’s executive officers are A. Dale Mayo, President, CEO and Chairman, Jeff Butkovsky, SVP – Chief Technology Officer (“CTO”), Charles Goldwater, SVP, Gary S. Loffredo, SVP – Business Affairs, General Counsel, Secretary and a member of the Board, Adam Mizel, CFO, Chief Strategy Officer and member of the Board, and Brian D. Pflug, SVP – Accounting and Finance.  Biographical information for Messrs. Mayo, Loffredo and Mizel is included above in Proposal One.

Jeff Butkovsky, 49, has been the Company’s SVP – CTO since May 2004 and was the Company’s SVP -- Managed Services from October 2000 to May 2004.  Previously, Mr. Butkovsky was Eastern Regional Director for LogicStream, Inc., a managed service provider and colocation company from March 2000 to October 2000.  He served as a sales executive with Auspex Systems, Inc., a network attached storage company, from June 1999 to March 2000.  Mr. Butkovsky was the Northeast Regional Director of Micron Electronics Incorporated from May 1996 to June 1999.

Charles Goldwater, 58, has been the Company’s SVP and President of the Media Services Group since July 2006 and the President and COO of Christie/AIX, Inc. (“AccessIT DC”), the Company’s indirectly wholly-owned subsidiary since August 2005.  From 2002 to 2005, Mr. Goldwater was the CEO of Digital Cinema Initiatives, LLC (“DCI”) a joint venture of seven motion picture studios: Buena Vista Pictures Distribution (Disney), Twentieth

Century Fox Film Corporation (Fox), Metro-Goldwyn-Mayer, Paramount Pictures, Sony Pictures Entertainment, Universal Studios, and Warner Bros. Studios.  Prior to DCI, Mr. Goldwater’s 30-year career focused principally on the exhibition side of the film industry, where he held senior management positions with USA Cinemas and National Amusements, and with Loews Theatres.  Mr. Goldwater also served as President/CEO of Mann Theatres in Los Angeles and as President of Cablevision Cinemas.

Brian D. Pflug, 42, has been the Company’s SVP -- Accounting and Finance since January 2003.  From September 2000 to December 2002, he had been the Company’s Vice President -- Controller.  From July 1998 to September 2000, Mr. Pflug was the Controller of Cablevision Cinemas, where he was responsible for all accounting functions, including financial reporting, payroll and accounts payable.  Prior to that, Mr. Pflug was employed for four years at GPU, Inc. (which later merged with FirstEnergy Corp.), a large energy provider, in the areas of SEC reporting and accounting research.  Mr. Pflug began his career as an auditor at Coopers & Lybrand and is a Certified Public Accountant.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Cinedigm’s executive compensation philosophy is focused on enabling the Company to hire and retain qualified, motivated executives while meeting its business needs and objectives. Consistent with this philosophy, the executive compensation program (the “Compensation Program”) has been designed around the following objectives:

•	Provide competitive compensation levels to enable the recruitment and retention of highly qualified executives.
•	Design incentive programs that strengthen the link between pay and corporate performance to encourage and reward excellence and contributions that further Cinedigm’s success.
•	Align the interests of executives with those of shareholders through grants of equity-based compensation that also provide opportunities for ongoing executive ownership.

An overriding principle in delivering on these objectives is to ensure that compensation decisions are made in the Company’s best financial interests, such that incentive awards are both affordable and reasonable, taking into account Company performance and considering the interests of all stakeholders.

Cinedigm became a public company in 2003 under the name Access Integrated Technologies, Inc. The Company adopted the name Cinedigm Digital Cinema Corp. in 2008 to better represent its position in the new paradigm in cinema entertainment. Following several years of significant growth, revenue growth slowed in the past fiscal year, yet both revenue and EBITDA did increase. Going forward, the Company faces the challenges of continuing to grow in a new and evolving market against the backdrop of a severe economic downtown.

As the Company has evolved, so too has the Compensation Program. Initially focused on revenue growth, the Compensation Program was restructured last year to reward the Chief Executive Officer (“CEO”) for achieving strategic goals and increasing shareholder value. Going forward, the Company is focused on improving both shareholder returns and its cash position. Decisions about the compensation for the other Named Executive Officers (“NEOs”) historically have been more discretionary in nature. In the fiscal year just ended, a stronger emphasis was placed on linking pay to performance, and each NEO was assessed on achievement of specific factors (see Factors for Determining Incentive Award for an explanation of the factors used to assess each NEO). The Company intends to continue to strengthen the pay-for-performance linkage going forward.

The Compensation Program consists of base salary, annual incentives, and long-term equity compensation. In addition, all NEOs receive some modest personal benefits and perquisites. The Company does not, however, provide supplemental retirement benefits for NEOs; retirement benefits are accumulated through the Company’s 401(k) Plan which is open to all employees. Among the NEOs, only the CEO has an employment agreement.

The Compensation Committee annually reviews the executive compensation elements and assesses the integrity of the Compensation Program as a whole to ensure that it continues to be aligned with the Company’s compensation objectives, and thus, supports the attainment of Company goals. Periodically, the Company reviews competitive compensation levels, mix and practices to ensure all Compensation Program features continue to be in line with the market, while still reflecting the unique needs of our business model. Additionally, in response to business and talent needs, executive management brings compensation proposals to the Compensation Committee which then reviews the proposal and either approves or denies the proposed changes.

Competitive Positioning and Mix of Pay

Benchmarking

The primary source of peer data for executives is a customized peer group developed to reflect competitors for business and talent. The peer group was established as part of a comprehensive benchmarking assessment undertaken by the Compensation Committee (working with an outside consulting firm, HR+Survey Solutions, LLC) at the end of 2007. While company size is a significant driver of compensation levels (as it is a fairly consistent indicator of an executive’s scope of responsibility), only a limited number of public companies are comparable to Cinedigm in terms of size and business. In addition, the Company is in a growth mode, and it needs to make comparisons to companies with revenues that represent where Cinedigm aspires to be as well as to companies with revenues that are closer in range to Cinedigm’s current size. Therefore, peer companies were selected based on the following considerations:

•	Company size: Peer company revenues range from $101 million to $790 million; median revenue for the peer group is $290 million.
•	Industry: Selected companies occupy a similar space in the market and are working toward achieving “breakthroughs” in the technological process.
•	Company maturity: Selected companies are in a growth mode.

The peer group includes the following six companies: Akamai Technologies, DG FastChannel, Inc., IMAX Corporation, Macrovision Corp., National CineMedia, Inc., and TIVO Inc.

In the most recent competitive assessment analysis (conducted at the end of 2007), the CEO’s base salary and total cash compensation, relative to the peer group, was found to be positioned at 107% of the 75th percentile while total direct compensation was 84% of median. While the Compensation Committee has not defined a targeted pay positioning for the NEOs, such prominent positioning was appropriate in the Compensation Committee’s view because the CEO is the primary driver of the business. Since that review, the Compensation Committee has taken steps to shift a larger portion of pay into variable vehicles (see CEO Compensation Arrangements below).

The other NEOs are positioned at the median of the peer group for base salary and below median for total compensation. It is the belief of the Compensation Committee that the available talent pool to fill these positions is broader than the pool for the CEO. Thus, while these positions are paid below the median of the peer group, the Compensation Committee believes that their pay levels, and potential opportunity for wealth creation through stock grants, are robust enough to retain and motivate them.

The Compensation Committee elected not to conduct a competitive analysis of executive compensation elements this year because the market data would represent company information reported prior to the economic downturn, which could make the information less useful for decision-making. The Compensation Committee believed that the resources required to conduct the analysis could be better spent elsewhere in the Company. The Compensation Committee expects to resume the competitive analysis in the near future when there is added value from the information. In the mean time, the Compensation Committee will reference the prior study for benchmarking and published and private surveys to assess executive compensation trends and practices as needed.

Going forward, the Compensation Committee plans to continue its work to establish a comprehensive framework for assuring pay is competitive and performance-based. Identifying the peer group was the first step; the Compensation Committee will continue to develop elements of such a framework in keeping with the Company’s executive compensation philosophy in the future. For the 2009/2010 fiscal year, the Compensation Committee expects to implement a formal annual incentive plan for thirteen Cinedigm executives including the NEOs. The plan will have pre-established threshold, maximum and target levels of incentive awards defined as a percentage of a participant’s salary. Payouts will be based on two sets of measures and goals, with the first set triggering plan funding and the second set used to determine the size of the awards. This second set of goals will represent a combination of corporate, segment, division, and individual metrics.

Pay Mix

The Company is evolving from a pay philosophy that emphasized fixed pay to one that believes a substantial portion of each executive’s compensation should be at risk and dependent upon performance. Currently, the mix of pay for NEOs, except the CEO, favors base salary. In contrast, the CEO’s current pay mix is weighted toward variable pay.

Going forward, the Company plans to deliver a greater proportion of total compensation through variable elements. While the Compensation Committee has not adopted a targeted mix of either long-term to short-term, fixed to variable, or equity and non-equity compensation, they have taken steps to increase the portion of variable compensation. Steps in this direction include grants of performance-based restricted stock units (“RSUs”) to the NEOs, the elimination in 2008 of the CEO’s guaranteed bonus, and holding the CEO’s salary at its 2005 level and providing a three-year loading grant of stock options (in 2008).

Elements of Compensation

Base Salary

Base salaries are fixed compensation with the primary function of aiding in attraction and retention. These salaries are reviewed annually as well as at the time of a promotion or other change in responsibilities. Increases are based on an evaluation of the previous year’s performance of the Company and the executive, the relative strategic importance of the position, market conditions, and competitive pay levels.

All NEOs except the CEO last received a salary increase on May 1, 2008. The salary increases for these executives were informed by the competitive peer group analysis and took into consideration each executive’s performance contribution. The CEO recommended the amounts to the Compensation Committee for their approval. Mr. Goldwater received an increase of 7%. Messrs. Loffredo’s and Pflug’s salaries increased by approximately 14% and Mr. Butkovsky’s increased by 10%. Mr. Mayo did not receive a salary increase, reflecting the plan to transition the focus of his compensation to variable pay, and maintain his salary at a level appropriate to the CEO of a public company of the Company’s size and scope.

NEO salaries will remain at current levels throughout the new fiscal year, with no salary increases planned. The decision to maintain salaries at current levels and forgo salary increases reflects the Compensation Committee’s plan to deliver a greater proportion of compensation through variable components over time.

Annual Incentive Awards

The CEO is eligible to receive an annual incentive award, paid partially in cash and partially in restricted stock. The Compensation Committee assesses the CEO’s performance against achievement of the measures/goals cited above to determine an appropriate incentive payment. (See CEO Compensation Arrangements, below, for further explanation of award).

The other NEOs are also eligible to receive a discretionary annual incentive cash award, with respect to which the CEO makes recommendations to the Compensation Committee for its review and approval. To recognize performance for the fiscal year ended March 31, 2009, the CEO and Compensation Committee assessed the factors cited below taking into consideration the difficult economic climate. The Compensation Committee approved the following cash awards: $37,500 to Mr. Goldwater, $25,000 to Mr. Loffredo, $20,000 each to Messrs. Butkovsky and Pflug.

Factors for Determining Incentive Awards

All NEOs were assessed against a set of factors (listed in the chart below) that align with the Company’s strategic objectives; no one factor was given any particular weighting. The Compensation Committee considered the level of performance achieved in making decisions about incentives for the fiscal year ended March 31, 2009.

NEO Incentive Award Factors for Fiscal Year Ended March 31, 2009

NEO	Factors Considered for the Incentive Awards
A. Dale Mayo, President, CEO and Chairman	•	Refinance Phase 1 Credit Facility
	•	Increase Adjusted EBITDA by 20%
	•	Increase Revenue by 10%
	•	Commence Phase 2 Digital System Deployment
	•	Sign Exhibitors to Phase 2 Digital System Deployment
	•	Initiate Live Events Program

Charles Goldwater, SVP, President-MSG, President and COO of AccessIT DC	•	AccessIT DC EBITDA
	•	AccessIT DC Revenue
	•	AccessIT Software EBITDA
	•	AccessIT Software Revenue
	•	DMS EBITDA
	•	DMS Revenue
	•	Sign studios and exhibitors to Phase 2 Contracts
	•	Create a more sales oriented strategy for AccessIT Software to sell its core products (TCC & TDS/TDSG)
	•	Implement a cost reduction plan if sales not met
Gary S. Loffredo, SVP—Business Affairs, General Counsel and Secretary	•	Oversee all required SEC filings, proxies, etc accurately and on time
	•	Supervise and sign off on all CIDM contracts, NDAs, HR processes
	•	Oversee all litigation, including Pavilion sprinkler system dispute with landlord
	•	Sale of IP to Boeing, and sale of non core business units
	•	Reduce costs in all insurance premiums for FY10
Jeff Butkovsky, SVP—CTO	•	Interface with all MSG divisions and studios to provide clear messaging and reporting internally and externally
	•	Provide high level oversight for Phase 1 and 2 SW upgrades and deployment of CineLive with DMS
	•	Assist in generating new sales to DCIP and international for AccessIT SW's TCC products
	•	Provide a high level "translation" and internal and external education of all Cinedigm affected technical specifications, including demos and guidance to all non technical personnel
	•	Productize the Company’s Library Management Server by arranging to have it made for by an IBM affiliate
Brian D. Pflug, SVP—Accounting and Finance	•	Oversee all accounting and auditing as Chief Accounting Officer to ensure with corporate counsel and CEO timely and accurate SEC filings and reports
	•	Provide timely and accurate internal reports and close the books monthly accurately and by the 10th of the month
	•	Manage staff and delegate more responsibility to senior staff (Controller and Assistant Controller) so as not to have as many processes on his desk with limited knowledge by others
	•	Act as primary interface with independent auditors and Audit Committee and communicate effectively with both

Long-Term Incentive Awards

The Compensation Committee annually considers long-term incentive awards, for which it has the authority to grant a variety of equity-based awards. The primary objective of such awards is to align the interests of executives with those of shareholders by increasing executive ownership and fostering a long-term focus. In recent years, such awards have been made after fiscal year end in order to permit consideration of year-end performance.

Long-term incentive awards for the NEOs have historically consisted of stock options. To incorporate an additional equity vehicle into the Compensation Plan, starting in 2008 NEOs became eligible for grants of RSUs. These grants were designed to aid in retention, provide a discretionary reward for performance, increase executive ownership, and focus NEOs on improving share price.

As part of the approach to shift the CEO’s compensation toward more variable pay and strengthen the tie to long-term performance, the CEO received a grant of RSUs in April 2009. He also received a stock option grant in 2008, which was structured to deliver a portion of the shares (429,997) in March 2008 and the remainder (320,003 shares) in September 2008, as the issuance of the 320,003 stock options was subject to shareholder approval, which was obtained at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008 (discussed in more detail below).

The other NEOs also received a grant of RSUs in April 2009. These grants were recommended by the CEO and authorized by the Compensation Committee after the end of fiscal year ended March 31, 2009. These RSU grants were designed to aid in retention, provide a modest discretionary reward for performance, increase executive ownership, and focus NEOs on improving share price. The size of the grants, based on the value of such grants at the then-current stock price, were calibrated against competitive levels to ensure an appropriately sized reward. Grant levels were as follows: 50,000 RSUs to Mr. Goldwater; 35,000 RSUs to Mr. Loffredo; 25,000 RSUs each to Messrs. Butkovsky and Pflug. The grant featured accelerated vesting based on stock price appreciation. The RSUs will fully vest at the end of year one if the stock price achieves $12.00 per share for 10 consecutive trading days (a “10-day period”) during such year. If stock price reaches $9.50 per share for a 10-day period during year one, two-thirds of the shares vest; a stock price of $7.00 per share for a 10-day period during year one triggers one-third of the shares to vest. No vesting occurs if the stock price does not achieve at least $7.00 per share for a 10-day period during that year. The same schedule applies in year two of the grant. At the end of year three, all remaining unvested shares vest regardless of price. The RSUs may be settled in stock or cash or a combination thereof, at the Company’s discretion.

CEO Compensation Arrangements

As explained above, Mr. Mayo, the President and CEO, is also the founder of the Company. Historically, his compensation has been determined pursuant to the terms of his employment agreement and has reflected his leadership and influence as the driving force behind the Company’s success. As the Company has evolved, the Compensation Committee, while recognizing the continued importance of his leadership and influence, has taken actions to shift the CEO’s pay such that base salary becomes less prominent, and performance-based variable compensation opportunity comprises a larger portion of overall pay. These steps align Mr. Mayo’s compensation with those of CEOs in peer companies by holding his base salary at its 2005 level and revising his variable compensation arrangements to include performance-based annual and long-term incentives.

In keeping with the Compensation Committee’s objective to emphasize the movement towards more variable compensation and greater linkage of pay for performance, a larger portion of the CEO’s total compensation is based on stock price performance. Specifically, the Compensation Committee has:

•	Maintained Mr. Mayo’s base salary at the 2005 level with no increases.
•	Authorized that half of the CEO’s bonus above the threshold amount be paid in restricted stock.
•	Eliminated a provision in the CEO’s contract that guaranteed a portion of the annual bonus.
•	Approved a one-time three-year grant of stock options (granted in 2008).
•	Approved grants of RSUs.

As a result of these actions, Mr. Mayo’s total cash compensation has moderated overall, and a greater proportion of equity-based compensation is awarded dependent on achievement of performance in strategic areas. The following is a summary of the recent compensation awards:

Base Salary: In the Last Fiscal Year, Mr. Mayo received a base salary of $600,000 (maintained at 2005 levels).

Annual Incentive:  Mr. Mayo received a threshold level performance cash award of $240,000. The award was based on performance in the Last Fiscal Year in for the performance goals/measures identified in the chart above (see Factors for Determining Incentive Awards) that align with the Company’s strategic objectives. The Compensation Committee assessed actual performance in these areas and developed an overall consensus regarding the CEO’s performance and a corresponding incentive payout. In formulating the assessment, the Compensation Committee also took into consideration the impact of the economic downturn. The Compensation Committee determined that a threshold-level annual incentive award would be appropriate for the fiscal year ending March 31, 2009.

The performance cash award is designed such that Mr. Mayo may receive a target award equal to 75% of salary. Incentive awards begin to pay out at a threshold level of performance. Achieving threshold performance can result in an award equal to 50% of the target award. Payments are capped at 175% of the target award. Performance between the specified levels results in pro-rated payments.

Total Cash Compensation: Mr. Mayo’s total cash compensation has decreased over the last two years, as the Compensation Committee has shifted his opportunity towards long-term incentives and stock awards.

Long-Term and Stock Awards: Mr. Mayo received a grant of 94,340 RSUs, as payment of a portion of Mr. Mayo’s bonus for the fiscal year ending March 31, 2009. In addition, as noted above, Mr. Mayo received a one-time grant of 750,000 stock options representing a multi-year award of 250,000 shares per year for the three fiscal years 2009,

2010 and 2011 of Mr. Mayo’s employment agreement. A portion of that grant, 320,003 shares was subject to shareholder approval, which was obtained at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008.  As with the RSUs (see discussion of Restricted Stock Units above), the stock option grant vests at the end of three years, but has an accelerated vesting based on stock price appreciation. This performance acceleration feature heightens the emphasis on the linkage between executive compensation and shareholder returns.

The equity components reflect the Compensation Committee’s decision (made at the end of the fiscal year ending March 31, 2008) to shift Mr. Mayo’s compensation towards variable components with a greater long-term focus, and to strengthen the alignment between his compensation and shareholder interests.

Personal Benefits and Perquisites

In addition to the benefits provided to all employees and grandfathered benefits (provided to all employees hired before January 1, 2005), NEOs are eligible for an annual physical; an allowance of $4,000 to cover any unreimbursed healthcare costs; and supplemental life insurance coverage of $200,000. The CEO only is eligible for a long-term care policy and a $5 million key-man life insurance policy, the proceeds of which shall be used to repurchase, after reimbursement of all premiums paid by the company, the CEO’s stock from his estate in the event of his death.

It is the Company’s policy to provide minimal and modest perquisites to the NEOs, including an annual automobile allowance.

Employment Agreement for CEO

The Company provides an employment agreement to the CEO as a means of retention during periods of uncertainty and operational challenge. Additionally, the employment agreement includes non-compete and non-solicitation provisions. The provisions for severance benefits are at typical competitive levels. See page 52 for a description of the material terms of Mr. Mayo’s employment agreement.

Stock Ownership Guidelines

The Company does not maintain formal stock ownership guidelines.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain executive officers named in this proxy statement, unless certain requirements are met. No element of the Company’s compensation, including the annual incentive awards and restricted stock, meets these requirements. Given the Company’s net operating losses, Section 162(m) is not currently a material factor in designing compensation.

Recapture Policy

The Company intends to recapture compensation as required under the Sarbanes-Oxley Act. However, there have been no instances where it needed to recapture any compensation.

COMPENSATION COMMITTEE REPORT

The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that precedes this Report as required by Item 402(b) of the SEC’s Regulation S-K. Based on its review and discussions with management, the Compensation Committee recommended to the Board the inclusion of the Compensation Discussion and Analysis in this Revised Proxy Statement.

The Compensation Discussion and Analysis discusses the philosophy, principles, and policies underlying the Company’s compensation programs that were in effect during the Last Fiscal Year and which will be applicable going forward until amended.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Wayne L. Clevenger, Chairman
Gerald C. Crotty
Robert Davidoff
Robert E. Mulholland

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

The following table sets forth certain information concerning compensation received by the Company’s CEO and its four other most highly compensated individuals who were serving as executive officers at the end of the Last Fiscal Year, for services rendered in all capacities during the Last Fiscal Year (the “Named Executives”).

	SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
A. Dale Mayo	2009	600,000	340,000 (8)	49,885	247,784	57,023	1,294,692
President, CEO and	2008	600,000	390,000	8,936	578	56,058	1,055,572
Chairman	2007	600,000	500,000	-	1,314,969	53,978 (5)	2,468,947

Charles Goldwater	2009	372,917	37,500	47,475 (7)	45,620	25,888	529,400
SVP, President-	2008	350,000	-	7,081 (6)	27,175	25,753	410,009
MSG, President and COO of AccessIT DC	2007	240,417	18,000	-	84,212	25,328	367,957

Gary S. Loffredo	2009	311,667	25,000	35,793 (7)	8,600	27,893	408,953
SVP – Business	2008	275,000	-	2,832 (6)	3,757	27,394	308,983
Affairs, General Counsel and Secretary	2007	250,000	13,750	-	73,400	27,129	364,279

Jeff Butkovsky	2009	272,917	20,000	30,752 (7)	8,600	24,383	356,652
SVP – CTO	2008	250,000	-	2,832 (6)	3,757	23,809	280,398
	2007	225,000	15,000	-	73,400	23,221	336,621

Brian D. Pflug	2009	247,500	20,000	32,601 (7)	8,600	24,059	332,760
SVP – Accounting	2008	220,000	-	3,777 (6)	3,757	23,696	251,230
and Finance	2007	200,000	3,000	-	73,400	23,471	299,871

(1)	Reflects amounts earned during such fiscal year.
(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended March 31, 2007, 2008 and 2009, in accordance with SFAS No. 123(R) and thus include amounts from awards granted in and prior to the respective fiscal years.  Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended March 31, 2009, included in the Company’s Annual Report on Form 10-K filed with the SEC on June 15, 2009 (the “Form 10-K”).

(3)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended March 31, 2007, 2008 and 2009, in accordance with SFAS No. 123(R) and thus include amounts from awards granted in and prior to the respective fiscal years.  Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended March 31, 2009, included in the Form 10-K.  The amounts for 2007 include the value of stock options granted for which vesting was accelerated during the fiscal year ended March 31, 2006, in anticipation of the adoption of SFAS 123(R).  However, such expense was not recognized until stockholders approved an increase to the Plan during the fiscal year ended March 31, 2007.

(4)
Includes automobile allowances, additional life insurance premiums and certain medicals expenses paid by the Company and the Company’s matching contributions under its 401(k) plan and the premiums for group term life insurance paid by the Company.  Under its 401(k) plan, the Company automatically matches 50% of the first 6% of employee contributions (on a per-payroll period basis) or the statutory annual limit set by the Internal Revenue Service.  Effective April 1, 2009, for the fiscal year ending March 31, 2010, the Company has decided to suspend the Company’s matching contributions under its 401(k) plan for all employees.

(5)
Excludes premiums for one ten-year term life insurance policy, in the benefit amount of $5 million, under which the Company is the beneficiary and also excludes the premiums for an additional ten-year term life insurance policy in the benefit amount of $5 million, under which the proceeds of the policy are to be used to repurchase, after reimbursement of all premiums paid by the Company, shares of the Company’s capital stock held by Mr. Mayo’s estate.

(6)
Excludes the value of 340,000 restricted stock units awarded in May 2008 for services rendered in all capacities during the fiscal year ended March 31, 2008, which was approved by the shareholders at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008.

(7)
Includes the value of 340,000 restricted stock units awarded in May 2008 for services rendered in all capacities during the fiscal year ended March 31, 2008, which was approved by the shareholders at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008.  These restricted stock units were awarded to the Named Executives, other than the CEO, as follows:  100,000 RSUs to Mr. Goldwater, 90,000 RSUs to Mr. Loffredo, and 75,000 RSUs each to Messrs. Butkovsky and Pflug.  The Company may pay such restricted stock units upon vesting in cash or shares of Class A Common Stock or a combination thereof at the Company’s discretion.

(8)	Includes the grant of 94,340 RSUs, as payment of a portion of Mr. Mayo’s bonus.

Employment agreements and arrangements between the Company and Named Executives

A. Dale Mayo.  In March 2008, the Company entered into an amended and restated employment agreement (the “Agreement”) with A. Dale Mayo.  The Agreement with Mr. Mayo supersedes the terms and conditions of his existing amended and restated employment agreement (the “Previous Agreement”) and extends the term of his employment to March 31, 2011; upon such expiration, either the Board or Mr. Mayo may exercise the option to have Mr. Mayo serve only as Chairman and Chief Executive Officer of the Company for a term of three years, with both his time commitment and Base Salary (as defined therein) reduced by 50% from their levels immediately before such change in roles.  Under the Previous Agreement, Mr. Mayo received an annual base salary of $600,000 and a guaranteed bonus of $240,000 per year.  Under the Employment Agreement, Mr. Mayo will receive a base salary of $600,000, subject to increase for subsequent years in the sole discretion of the Compensation Committee of the Board (the “Committee”), and an annual bonus based on the satisfaction of certain performance targets to be set annually by the Committee, which bonus shall not exceed 131.25% of Mr. Mayo’s then-Base Salary and is payable in cash, as to the portion of any bonus earned for an initial target, and then 50% in cash and 50% in restricted stock for any additional bonus amount earned for higher targets.  Under the Agreement, Mr. Mayo has agreed to not disclose or use any confidential information of the Company and, for a period of one year after the termination or expiration of his agreement, not to compete with the Company.  The Company may terminate Mr. Mayo’s employment if Mr. Mayo is convicted of theft or embezzlement, fraud, unauthorized appropriation of any assets or property or any felony involving dishonesty or moral turpitude.  In the event of such termination, the Company will pay only any earned but unpaid salary up to the date of termination.  If the Company terminates Mr. Mayo for any other reason, Mr. Mayo will be entitled to receive his salary, including bonuses, until the scheduled expiration of the Agreement, during which time Mr. Mayo will be obligated to seek other employment.  In addition, on June 15, 2006, Mr. Mayo entered into an employment agreement with AccessIT DC, an indirectly wholly-owned subsidiary of the Company, pursuant to which he serves as CEO of AccessIT DC but for which he receives no compensation in addition to that which he receives from the Company.

The following table sets forth certain information concerning grants of stock options and restricted stock made under the Company’s Second Amended and Restated 2000 Equity Incentive Plan to the Company’s Named Executives during the Last Fiscal Year.

GRANTS OF PLAN-BASED AWARDS

		Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or	Exercise or base price of option	Grant date fair value of stock
Name	Grant date	Threshold (#)	Target (#)	Maximum (#)	units (#)(1)	awards ($/Sh)	and option awards ($)
A. Dale Mayo	--	--	--	--	--	--	--
Charles Goldwater	5/9/2008	--	--	--	100,000	$1.66	166,000
Gary S. Loffredo	5/9/2008	--	--	--	90,000	$1.66	149,400
Jeff Butkovsky	5/9/2008	--	--	--	75,000	$1.66	124,500
Brian D. Pflug	5/9/2008	--	--	--	75,000	$1.66	124,500

(1)
Reflects restricted stock units awarded in May 2008 for services rendered in all capacities during the fiscal year ended March 31, 2008, which was approved by the shareholders at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008.  The Company may pay such restricted stock units upon vesting in cash or shares of Class A Common Stock or a combination thereof at the Company’s discretion.  All such restricted stock units will vest on May 9, 2011, unless earlier vested pursuant to (a) or (b) below. (a) On May 9, 2009, (i) 1/3 of the RSUs will vest if the Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a "10-day period") during the year ending on such date or (ii) 2/3 of the RSUs will vest if the Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date. (b) On May 9, 2010, (i) 1/3 of the unvested RSUs will vest if the Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date or (ii) 2/3 of the unvested RSUs will vest if the Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date or (iii) all of the unvested RSUs will vest if the Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

The following table sets forth certain information concerning outstanding equity awards of the Company’s Named Executives at the end of the Last Fiscal Year.  All outstanding stock awards reported in this table represent restricted stock that vests in equal annual installments over three years.  At the end of the Last Fiscal Year, there were no unearned equity awards under performance-based plans.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2009
OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
A. Dale	100,000	(4)			7.04	6/9/2010
Mayo	300,000	(5)			10.89	12/15/2010
			750,000	(6)	3.25	3/31/2013
							39,840	(18)	24,701
Charles	25,000	(4)			10.07	8/2/2015
Goldwater	10,000	(4)			9.98	10/26/2015
	10,000	(5)			10.25	3/8/2016
	6,600	(7)	3,400	(7)	9.45	10/3/2016
	4,950	(8)	10,050	(8)	5.16	10/18/2017
							5,000	(19)	3,100
							100,000	(20)	62,000
Gary S.	50,000	(9)			7.50	8/2/2010
Loffredo	20,000	(10)			5.00	2/28/2012
	20,000	(11)			2.50	12/18/2012
	50,000	(12)			5.00	11/4/2013
	40,000	(13)			3.60	1/13/2015
	10,000	(5)			10.25	3/8/2016
	3,300	(8)	6,700	(8)	5.16	10/18/2017
							2,000	(19)	1,240
							90,000	(20)	55,800
Jeff	5,000	(14)			12.50	10/30/2010
Butkovsky	10,000	(10)			5.00	2/28/2012
	10,000	(15)			7.50	7/12/2012
	10,000	(11)			2.50	12/18/2012
	30,000	(12)			5.00	11/4/2013
	45,000	(13)			3.60	1/13/2015
	10,000	(5)			10.25	3/8/2016
	3,300	(8)	6,700	(8)	5.16	10/18/2017
							2,000	(19)	1,240
							75,000	(20)	46,500
Brian D.	186	(16)			8.06	6/1/2010
Pflug	5,000	(16)			7.50	6/1/2010
	10,000	(17)			12.50	12/12/2010
	10,000	(10)			5.00	2/28/2012
	10,000	(11)			2.50	12/18/2012
	50,000	(12)			5.00	11/4/2013
	40,000	(13)			3.60	1/13/2015
	10,000	(5)			10.25	3/8/2016
	3,300	(8)	6,700	(8)	5.16	10/18/2017
							2,666	(19)	1,653
							75,000	(20)	46,500

(1)	Reflects stock options granted under the Company’s Second Amended and Restated 2000 Equity Incentive Plan.
(2)	Reflects restricted stock awards granted under the Company’s Second Amended and Restated 2000 Equity Incentive Plan.
(3)	Reflects the market value of shares of stock that have not vested using the last reported closing price per share of the Class A Common Stock as reported by NASDAQ on March 31, 2009 of $0.62.
(4)	Such options vested on March 8, 2006.

(5)	Such options vested on September 14, 2006.
(6)
Such options will vest on March 31, 2011 or earlier as follows: (a) on March 31, 2009, 1/3 of the options will vest if the Class A Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a "10-day period") during the year ending on such date; 2/3 of the options will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date; or all of the options will vest if the Class A Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date; and (b) on March 31, 2010, 1/3 of the unvested options will vest if the Class A Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date; 2/3 of the unvested options will vest if the Class A Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date; or all of the unvested options will vest if the Class A Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

(7)	Of such total options, 1/3 vested on October 3 of each 2007 and 2008 and 1/3 will vest on October 3, 2009.
(8)	Of such options, 1/3 vested on October 18, 2008 and 1/3 will vest on October 18 of each of 2009 and 2010.
(9)	Of such options, 1/3 vested on August 2 of each of 2001, 2002 and 2003.
(10)	Of such options, 1/3 vested on February 28 of each of 2003, 2004 and 2005.
(11)	Of such options, 1/3 vested on December 18 of each of 2003, 2004 and 2005.
(12)	Of such options, 1/3 vested on November 4 of each of 2004 and 2005 and 1/3 vested on September 14, 2006.
(13)	Such options vested on December 1, 2005.
(14)	Of such options, 1/3 vested on October 30 of each of 2001, 2002 and 2003.
(15)	Of such options, 1/3 vested on July 12 of each of 2003, 2004 and 2005.
(16)	Of such options, 1/3 vested on June 1 of each of 2001, 2002 and 2003.
(17)	Of such options, 1/3 vested on December 12 of each of 2001, 2002 and 2003.
(18)	Of such restricted shares, 1/2 will vest on January 24 of each of 2010 and 2011.
(19)	Of such restricted shares, 1/2 will vest on September 20 of each of 2009 and 2010.
(20)
Reflects restricted stock units awarded in May 2008 for services rendered in all capacities during the fiscal year ended March 31, 2008, which was approved by the shareholders at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008. The Company may pay such restricted stock units upon vesting in cash or shares of Class A Common Stock or a combination thereof at the Company’s discretion.  All such restricted stock units will vest on May 9, 2011, unless earlier vested pursuant to (a) or (b) below. (a) On May 9, 2009, (i) 1/3 of the RSUs will vest if the Common Stock has traded at $7.00 or more for at least 10 consecutive trading days (a "10-day period") during the year ending on such date or (ii) 2/3 of the RSUs will vest if the Common Stock has traded at $9.50 or more for a 10-day period during the year ending on such date. (b) On May 9, 2010, (i) 1/3 of the unvested RSUs will vest if the Common Stock has traded at $7.00 or more for a 10-day period during the two years ending on such date or (ii) 2/3 of the unvested RSUs will vest if the Common Stock has traded at $9.50 or more for a 10-day period during the two years ending on such date or (iii) all of the unvested RSUs will vest if the Common Stock has traded at $12.00 or more for a 10-day period during the year ending on such date.

Directors

The following table sets forth certain information concerning compensation received by the Company’s Directors for services rendered as a director during the Last Fiscal Year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wayne L. Clevenger (3)	15,000	7,094	12,865	--	--	--	34,959
Gerald C. Crotty	15,000	7,094	12,865	--	--	--	34,959
Robert Davidoff	15,000	7,094	12,865	--	--	--	34,959
Matthew W. Finlay (3)	15,000	7,094	12,865	--	--	--	34,959
Adam M. Mizel	3,000	--	--	--	--	--	3,000
Robert E. Mulholland	15,000	7,094	12,865	--	--	--	34,959

(1)
Includes 20,690 restricted stock units awarded to each director in May 2008 for services rendered during the fiscal year ended March 31, 2008, which were approved by the shareholders at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008.  The Company may pay such restricted stock units upon vesting in cash or shares of Class A Common Stock or a combination thereof at the Company’s discretion.  The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended March 31, 2009, in accordance with SFAS No. 123(R).  Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended March 31, 2009, included in the Form 10-K.

(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended March 31, 2009, in accordance with SFAS No. 123(R). Assumptions used in the calculation of these amounts are included in footnote 2 to the Company’s audited financial statements for the fiscal year ended March 31, 2009, included in the Form 10-K.

(3)
Such cash payments were paid to and stock awards are held by MidMark Investments.  Messrs. Clevenger and Finlay disclaim beneficial ownership of such securities, except to the extent of any pecuniary interest therein.

EQUITY COMPENSATION PLANS

The following table sets forth certain information, as of March 31, 2009, regarding the shares of Cinedigm’s Class A Common Stock and AccessDM’s common stock authorized for issuance under their respective equity compensation plans.

Plan	Number of shares of common stock issuable upon exercise of outstanding options	Weighted average of exercise price of outstanding options	Number of shares of common stock remaining available for future issuance
AccessIT Second Amended and Restated 2000 Equity Incentive Plan (“the Plan”) approved by shareholders	2,313,622 (1)(5)	$6.11	559,648
Cinedigm compensation plans not approved by shareholders	N/A	N/A	N/A
AccessDM compensation plan approved by AccessDM’s shareholders	1,055,000 (2)(4)	$0.95 (3)	945,000 (2)
AccessDM compensation plans not approved by AccessDM’s shareholders	N/A	N/A	N/A

(1)	Shares of Cinedigm Class A Common Stock.
(2)	Shares of AccessDM common stock.
(3)	Since there is no public trading market for AccessDM’s common stock, the fair market value of AccessDM’s common stock on the date of grant was determined by an appraisal of such options.
(4)	As of March 31, 2009, there were 50,000,000 shares of AccessDM’s common stock authorized and 19,213,758 shares of AccessDM’s common stock issued and outstanding.
(5)
Includes 723,700 restricted stock units awarded in May 2008 for services rendered in all capacities during the fiscal year ended March 31, 2008, which were approved by the shareholders at the Company’s 2008 Annual Meeting of Stockholders held on September 4, 2008.  The Company may pay such restricted stock units upon vesting in cash or shares of Class A Common Stock or a combination thereof at the Company’s discretion.

AccessIT equity incentive plan

Our Board adopted the Plan on June 1, 2000 and, in July 2000, our shareholders approved the Plan by written consent.  Under the Plan, we may grant both incentive and non-statutory stock options to our employees, non-employee directors and consultants.  The primary purpose of the Plan is to enable us to attract, retain and motivate our employees, non-employee directors and consultants.  On June 9, 2005, the Board approved the expansion of the Plan from 850,000 to 1,100,000 options, which was approved by the shareholders at the Company’s 2005 Annual Meeting held on September 15, 2005.  On July 6, 2006, the Board approved the expansion of the Plan from 1,100,000 to 2,200,000 options, which was approved by the shareholders at the Company’s 2006 Annual Meeting held on September 14, 2006.  On September 18, 2007, upon the approval of shareholders at the Company’s 2007 Annual Meeting, the Plan was amended to allow stock, restricted stock, stock appreciation rights, performance awards and other equity-based awards to be granted, in addition to stock options.  On May 9, 2008, the Board approved an amendment (the “Amendment”) to the Plan allowing for the grant of restricted stock units (“RSUs”) in addition to stock options, Class A Common Stock, restricted Class A Common Stock, stock appreciation rights, performance awards and other equity-based awards.  The Amendment did not require shareholder approval.  The expansion of the Plan from 2,200,000 to 3,700,000 options was approved by the shareholders at the Company’s 2008 Annual Meeting held on September 4, 2008.  As of March 31, 2009, there were 2,313,622 options outstanding to purchase shares of Class A Common Stock, and there were 559,648 shares of Class A Common Stock available for issuance under the Plan.  Subsequent to March 31, 2009, 504,090 RSUs were granted.  Such RSUs may be settled in cash or shares of Class A Common Stock or a combination thereof, at the Company’s discretion.

More information about the Plan is provided in connection with Proposal Three above.

AccessDM stock option plan

AccessDM’s Board adopted its stock option plan (the “AccessDM Plan”) on May 13, 2003 and its shareholders approved the AccessDM Plan on May 13, 2003.  Under the AccessDM Plan, AccessDM granted stock options to its employees, non-employee directors and consultants.  The AccessDM Plan authorized up to 2,000,000 shares of AccessDM common stock for issuance upon the exercise of options granted under the AccessDM Plan.  As of March 31, 2009, AccessDM had issued options to purchase 1,055,000 of its shares to employees, and there were options to purchase 945,000 shares of AccessDM common stock available for grant under the AccessDM Plan.  On August 11, 2009, AccessDM terminated the AccessDM Plan and all outstanding stock options with the consent of each holder of such outstanding stock options.  Such holders received stock options in the Plan in exchange for such cancellation.

Under the AccessDM Plan, stock options covering no more than 500,000 shares may have been granted to any participant in any single calendar year and no participant may have been granted ISOs with an aggregate fair market value, as of the date on which such options were granted, of more than $100,000 becoming exercisable for the first time in any given calendar year.  Stock options granted under the AccessDM Plan expired ten years following the date of grant (or such shorter period of time as may be provided in a stock option agreement or five years in the case of ISOs granted to shareholders who own greater than 10% of the total combined voting power of AccessDM and were subject to restrictions on transfer.  Stock options granted under the AccessDM Plan vested generally over periods up to three years.  The AccessDM Plan was administered by AccessDM’s Board.

The AccessDM Plan provided for the granting of ISOs with exercise prices of not less than 100% of the fair market value of AccessDM’s common stock on the date of grant.  ISOs granted to holders of more than 10% of the total combined voting power of AccessDM must have had exercise prices of not less than 110% of the fair market value of AccessDM common stock on the date of grant.  ISOs and non-statutory stock options granted under the AccessDM Plan were subject to vesting provisions, and exercise was subject to the continuous service of the participants.  The exercise prices and vesting periods (if any) for non-statutory options was set at the discretion of AccessDM’s Board.  Upon a change of control of AccessDM, all stock options (incentive and non-statutory) that had not previously vested would vest immediately and become fully exercisable.  In connection with the grants of stock options under the AccessDM Plan, AccessDM and the participants had executed stock option agreements setting forth the terms of the grants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its Common Stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file.  Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the Company’s Common Stock failed to comply with Section 16(a) reporting requirements in the Company’s Last Fiscal Year, except for Mr. Goldwater, who failed to timely file a Form 4 regarding one transaction.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board’s Audit Committee (“Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Form 10-K, including a discussion of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including receiving the written disclosures and letter from the independent auditors as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Form 10-K for the year ended March 31, 2009 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Matthew W. Finlay, Chairman
Wayne L. Clevenger
Robert Davidoff

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE

EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT AUDITORS

Eisner served as the independent registered public accounting firm to audit the Company’s consolidated financial statements since the fiscal year ended March 31, 2005 and the Board has appointed Eisner to do so again for the fiscal year ending March 31, 2010.

The Company’s Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by Eisner for the fiscal years ended March 31, 2008 and 2009.  In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether the service is consistent with maintaining the independence of the independent registered public accounting firm.  The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service to our Company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.  Specifically, the Audit Committee has pre-approved the use of Eisner for detailed, specific types of services within the following categories of non-audit services: acquisition due diligence and audit services; tax services; and reviews and procedures that the Company requests Eisner to undertake on matters not required by laws or regulations.  In each case, the Audit Committee has required management to obtain specific pre-approval from the Audit Committee for any engagements.

The aggregate fees billed for professional services by Eisner for these various services were:

	For the fiscal years ended March 31,
Type of Fees	2008	2009
(1) Audit Fees	$541,200	$510,500
(2) Audit-Related Fees	5,000	15,000
(3) Tax Fees	287,799	-
(4) All Other Fees	-	-
	$833,999	$525,500

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid Eisner for professional services for the audit of the Company’s consolidated financial statements for the fiscal years ended March 31, 2008 and 2009 included in Form S-3 and Form 10-K and review of consolidated financial statements incorporated by reference into Form S-3 and Form S-8 and included in Form 10-Qs and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.  All of the services set forth in sections (1) through (4) above were approved by the Audit Committee in accordance with the Audit Committee Charter.

For the fiscal year ended March 31, 2009, the Company retained a firm other than Eisner for tax compliance, tax advice and tax planning.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

ACCESS INTEGRATED TECHNOLOGIES, INC.

_________________________

Pursuant to

§ 242 of the General Corporation Law

of the State of Delaware

_________________________

The undersigned, being the President of Access Integrated Technologies, Inc., a Delaware corporation (the “Corporation”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:

1.
Pursuant to a unanimous written consent of the Board of Directors of the Corporation (the “Board”), the Board adopted resolutions (the “Amending Resolutions”) to further amend the Corporation’s Fourth Amended and Restated Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on November 14, 2003 (together with any subsequent amendments and certificates of designations, the “Certificate of Incorporation”);

2.
Pursuant to a majority vote of the Corporation’s Shareholders in accordance with Section 242 of the DGCL, the holders of the Corporation’s outstanding capital stock voted in favor of the Amending Resolutions; and

3.	The Amending Resolutions were duly adopted in accordance with Section 242 of the DGCL.

NOW, THEREFORE, to effect the Amending Resolutions:

1.           All references to “Access Integrated Technologies, Inc.” in the Certificate of Incorporation shall be deleted and the phrase “Cinedigm Digital Cinema Corp.” shall be inserted in their place.

2.           Article First of the Certificate of Incorporation shall be deleted in its entirety and replaced as follows:

A-1

“FIRST:	Name: The name of the Corporation is:

“Cinedigm Digital Cinema Corp.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of Access Integrated Technologies, Inc. to be signed by A. Dale Mayo, its President, Chief Executive Officer and Chairman of the Board of Directors, this __th day of ___________, 20__, who acknowledges that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

By:
Name:	A. Dale Mayo
Title:	President, Chief Executive Officer and
Chairman of the Board of Directors

[Signature page to Certificate of Amendment]

A-2

APPENDIX B

AMENDMENT NO. 3
TO
SECOND AMENDED AND RESTATED
ACCESS INTEGRATED TECHNOLOGIES, INC. 2000 EQUITY INCENTIVE PLAN

AMENDMENT NO. 3, dated as of  __________, 2009 (this “Amendment”), to the Second Amended and Restated 2000 Equity Incentive Plan (as amended, the “Plan”) of Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp., a Delaware corporation (the “Corporation”).

WHEREAS, the Corporation maintains the Plan, effective as of June 1, 2000; and

WHEREAS, in order to provide the Corporation with the flexibility to be able to grant additional stock options and other stock-based awards to its employees and other eligible participants under the Plan, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation’s Class A Common Stock, par value $.001 per share, which may be issued and sold under the Plan from 3,700,000 shares to 5,000,000 shares.

NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

1.           The first sentence of Section 5.2 shall be revised and amended to read as follows:

“The total number of shares of Stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 5,000,000 shares.”

2.           This Amendment shall be effective as of the date first set forth above, which is the date that this Amendment was approved by a majority of the outstanding votes cast at the 2009 annual meeting of the holders of the Corporation’s Class A Common Stock and Class B Common Stock.

3.           In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

ACCESS INTEGRATED TECHNOLOGIES, INC.

By:
A. Dale Mayo
President, Chief Executive Officer and
Chairman of the Board of Directors

B-1

APPENDIX C

CERTIFICATE OF AMENDMENT

TO

FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

ACCESS INTEGRATED TECHNOLOGIES, INC.

The undersigned, being the President of Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp., a Delaware corporation (the “Corporation”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:

1.
Pursuant to a unanimous written consent of the Board of Directors of the Corporation (the “Board”), the Board adopted resolutions (the “Amending Resolutions”) to further amend the Corporation’s Fourth Amended and Restated Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on November 14, 2003;

2.
Pursuant to a majority vote of the Corporation’s Shareholders in accordance with Section 242 of the DGCL, the holders of the Corporation’s outstanding capital stock voted in favor of the Amending Resolutions; and

3.	The Amending Resolutions were duly adopted in accordance with Section 242 of the DGCL.

NOW, THEREFORE, to effect the Amending Resolutions, Article Fourth of the Certificate of Incorporation shall be deleted in its entirety and replaced as follows:

“FOURTH:                      Capitalization:  The total number of shares of capital stock that the Corporation shall have authority to issue is [_________] (______) shares as follows:  (i) [_________] (______) shares of common stock, of which [_________] (______)  shares shall be Class A Common Stock, par value $.001 per share (the “Class A Common Stock”), and [_________] (______) shares shall be Class B Common Stock, par value $.001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”); and (ii) Fifteen Million (15,000,000) shares of preferred stock, par value $.001 per share (the “Preferred Stock”), of which the Board of Directors shall have the authority by resolution or resolutions to fix all of the powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Stock permitted by the Delaware General Corporation Law and to divide the Preferred Stock into one or more class and/or classes and designate all of the powers, preferences and rights, and the qualifications, limitations and restrictions of each class permitted by the Delaware General Corporation Law.

Except as otherwise provided by law or this Fourth Amended and Restated Certificate of Incorporation, as amended from time to time (this “Certificate of Incorporation”), the holders of the Class A Common Stock and the Class B Common Stock, shall have all the same rights and privileges as Common Stock, except that the holders of Class A Common Stock and the Class B Common Stock shall be entitled to vote on all matters to be voted on by the stockholders of the Corporation on the following basis:  (i) each share of the Class A Common Stock shall entitle the holder thereof to one vote, and (ii) each share of Class B Common Stock shall entitle the holder thereof to ten votes.

Each share of Class B Common Stock may also be converted, at any time at the option of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock (subject to adjustment to reflect stock splits, consolidations, recapitalizations and reorganizations).  Each holder of Class B Common Stock that desires to convert its shares of Class B Common Stock, into shares of Class A Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Class B Common Stock and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted.  Thereupon the Corporation shall promptly issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled, together with a cash adjustment of any fraction of a share as hereinafter provided.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock be converted, and the person or entity entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

At the option of the holders of fifty-one (51%) percent of the shares of outstanding Class B Common Stock, voting as a class, each share of Class B Common Stock shall be converted (the “Class B Conversion”) into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock (subject to adjustment to reflect stock splits, stock dividends, consolidations, recaptializations, reorganizations or other like occurrences).  All holders of record of shares of Class B Common Stock, then outstanding shall be given at least ten (10) days’ prior written notice of the date fixed (the “Conversion Date”) and place designated by the Corporation for mandatory conversion of all such shares of Class B Common Stock, pursuant to this paragraph.  Such notice shall be sent by first-class or registered mail, postage prepaid, to each record holder of Class B Common Stock, at such holder’s address last shown on the records of the Corporation or of any transfer agent for the Class B Common Stock.  Each holder of Class B Common Stock shall surrender the certificate or certificates, duly endorsed, at the office of the Corporation or any transfer agent for the Class B Common Stock by the Conversion Date.  Thereupon the Corporation shall promptly issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled, together with a cash adjustment of any fraction of a share as hereinafter provided.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, and the person or entity entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date; provided, however, that if such certificate or certificates are not surrendered by such holder by the Conversion Date, such conversion shall be deemed to have been made on the Conversion Date and such holder thereafter shall be deemed to have a right to receive only such number of shares of Class A Common Stock into which such holder’s shares of Class B Common Stock shall be converted in accordance herewith.

Upon this Certificate of Amendment becoming effective pursuant to the DGCL (the “Effective Time”), each [___]1 shares of Class A Common Stock and Class B Common Stock issued and outstanding or held by the Company in treasury immediately prior to the Effective Time (collectively, the “Old Common Stock”) shall automatically without further action on the part of the Company or any holder of Old Common Stock, be reclassified, combined and changed into one fully paid and nonassessable share of new Class A Common Stock and Class B Common Stock, respectively (collectively, the “New Common Stock”).  From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified pursuant to this Certificate of Amendment, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as

_______________________________

1 The exact ratio will be within the range of two to ten, and will be determined by the Board prior to the Effective Time and publicly announced by the Corporation.

set forth below.  There shall be no fractional shares issued with respect to the New Common Stock.  In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to American Stock Transfer & Trust Company (the “Transfer Agent”), as agent, for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Transfer Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the applicable New Common Stock at the time of sale.  After such sale and upon the surrender of the stockholders’ stock certificates, the Transfer Agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.”

Except as specifically set forth herein, the Certificate of Incorporation shall not be amended, modified or otherwise altered by this Certificate of Amendment.

*  *  *

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of Access Integrated Technologies, Inc. to be signed by A. Dale Mayo, its President, Chief Executive Officer and Chairman the Board, this __th day of ____________, 2009, who acknowledges that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

By:
Name:	A. Dale Mayo
Title:	President, Chief Executive Officer and
Chairman of the Board of Directors

APPENDIX D

CERTIFICATE OF AMENDMENT

TO FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

ACCESS INTEGRATED TECHNOLOGIES, INC.

Access Integrated Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that:

1.           This Amendment to the Restated Certificate of Incorporation, as amended, of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2.           This Amendment to the Restated Certificate of Incorporation, as amended, of the Corporation amends Article FOURTH of the Corporation’s Restated Certificate of Incorporation, as amended, by deleting the existing Article FOURTH in its entirety and substituting therefore a new Article FOURTH to read in its entirety as follows:

FOURTH:  CAPITALIZATION

Section 4.1  Authorized Shares.2

Upon the effectiveness of the filing of the Certificate of Amendment to the Corporation’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), first containing this provision with the Secretary of State of the State of Delaware (the “Effective Time”), the total number of shares of capital stock that the Corporation shall have authority to issue is Ninety-Five Million (95,000,000) shares as follows: (i) Eighty Million (80,000,000) shares of existing common stock, of which Sixty-Five Million (65,000,000) shares shall be existing Class A Common Stock, par value $0.001 per share (the “Old Class A Common Stock”), and Fifteen Million (15,000,000) shares shall be existing Class B Common Stock, par value $0.001 per share (the “Old Class B Common Stock”); (ii) Eighty Million (80,000,000) shares of common stock, of which Sixty-Five Million (65,000,000) shares shall be Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and Fifteen Million (15,000,000) shares shall be Class B Common Stock, par value $0.001 per share (the “ Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”); and (iii) Fifteen Million (15,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which the Board of Directors shall have the authority by resolution or resolutions to fix all of the powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Stock permitted by the Delaware General Corporation Law and to divide the Preferred Stock into one or more class and/or classes and designate all of the powers, preferences and rights, and the qualifications, limitations and restrictions of each class permitted by the Delaware General Corporation Law.  Upon the Effectiveness of the Reclassification (as defined below), the total number of shares of capital stock that the Corporation shall have authority to issue is Ninety-Five Million (95,000,000) shares as follows: (i) Eighty Million (80,000,000) shares of common stock, of which Sixty-Five Million (65,000,000) shares shall be Class A Common Stock and Fifteen Million (15,000,000) shares shall be Class B Common Stock; and (ii) Fifteen Million (15,000,000) shares of Preferred Stock.

Section 4.2  Class A Common Stock and Class B Common Stock.

Except as otherwise provided by law or the Certificate of Incorporation, the holders of the Class A Common Stock and the Class B Common Stock shall have all the same rights and privileges as Common Stock, except that the holders of Class A Common Stock and the Class B Common Stock shall be entitled to vote on all matters to be voted on by the stockholders of the Corporation on the following basis: (i) each share of the Class A Common Stock shall entitle the holder thereof to one vote, and (ii) each share of Class B Common Stock shall entitle the holder thereof to ten votes.

_______________________________

2 The number of authorized shares set forth in Section 4.1 will be modified as appropriate if (a) Proposal 7 is approved and the Board determines to effect a reverse stock split and/or (b) Proposal 9 is approved.

Each share of Class B Common Stock may also be converted, at any time at the option of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock (subject to adjustment to reflect stock splits, consolidations, recapitalizations and reorganizations).  Each holder of Class B Common Stock that desires to convert its shares of Class B Common Stock into shares of Class A Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Class B Common Stock and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted.  Thereupon the Corporation shall promptly issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled, together with a cash adjustment of any fraction of a share as hereinafter provided.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock be converted, and the person or entity entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

At the option of the holders of fifty-one (51%) percent of the shares of outstanding Class B Common Stock, voting as a class, each share of Class B Common Stock shall be converted (the “Class B Conversion”) into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock (subject to adjustment to reflect stock splits, stock dividends, consolidations, recapitalizations, reorganizations or other like occurrences).  All holders of record of shares of Class B Common Stock, then outstanding shall be given at least ten (10) days' prior written notice of the date fixed (the “Conversion Date”) and place designated by the Corporation for mandatory conversion of all such shares of Class B Common Stock, pursuant to this paragraph.  Such notice shall be sent by first-class or registered mail, postage prepaid, to each record holder of Class B Common Stock, at such holder's address last shown on the records of the Corporation or of any transfer agent for the Class B Common Stock.  Each holder of Class B Common Stock shall surrender the certificate or certificates, duly endorsed, at the office of the Corporation or any transfer agent for the Class B Common Stock by the Conversion Date.  Thereupon the Corporation shall promptly issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled, together with a cash adjustment of any fraction of a share as hereinafter provided.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, and the person or entity entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date; provided, however, that if such certificate or certificates are not surrendered by such holder by the Conversion Date, such conversion shall be deemed to have been made on the Conversion Date and such holder thereafter shall be deemed to have a right to receive only such number of shares of Class A Common Stock into which such holder's shares of Class B Common Stock shall be converted in accordance herewith.

Section 4.3. Reclassification.

Immediately following the Effective Time, (a) each share of Old Class A Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified as and converted into and shall become one share of Class A Common Stock and (b) each share of Old Class B Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified as and converted into and shall become one share of Class B Common Stock (the foregoing, collectively, the “Reclassification”).

The Reclassification shall be deemed to occur immediately following the Effective Time (the “Effectiveness of the Reclassification”), regardless of when any certificate previously representing such shares of Old Class A Common Stock or Old Class B Common Stock, as the case may be (in each case, if such shares are held in certificated form), are physically surrendered to the Corporation in exchange for certificates representing shares of Class A Common Stock or Class B Common Stock, respectively.  Each certificate outstanding immediately prior to the Effectiveness of the Reclassification representing shares of Old Class A Common Stock or Old Class B Common Stock, as the case may be, shall, until surrendered to the Corporation in exchange for a certificate representing such new number of shares of Class A Common Stock or Class B Common Stock, respectively, automatically represent from and after the Effectiveness of the Reclassification the reclassified number of shares of Class A Common Stock or Class B Common Stock, respectively.

Section 4.4. Transfer Restrictions.

Section 4.4.1. Certain Definitions.

As used in this Section 4.4:

“Acquire” or “Acquisition” and similar terms means the direct or indirect acquisition of record, legal, beneficial or any other ownership of Corporation Securities by any means, including, without limitation, (a) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, or (b) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Corporation Securities if, as a result of such direct or indirect acquisition, the acquirer would be considered an owner of Corporation Securities under the direct, indirect or constructive ownership rules of Section 382 of the Code.

“Affiliate” shall have the meaning set forth in the Standstill Agreement.

“Business Day” means any day, other than a Saturday, Sunday or day on which banks located in New York, New York, are authorized or required by law to close.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Corporation Securities” means (a) shares of Common Stock, (b) shares of Preferred Stock of any class or series of Preferred Stock, (c) warrants, rights or options (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) (or any successor provision)) to purchase Stock, and (d) any other interests that would be treated as Stock.

“Dispose” or “Disposition” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person or group that reduces the Percentage Stock Ownership of any Person or group.

“Effective Date” means the date of filing of the Certificate of Amendment to the Certificate of Incorporation first containing this provision.

“Entity” means an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1) (or any successor provision).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Person” means (a) each of the Purchasers and their respective Affiliates so long as, prior to the termination of the Standstill Agreement, the Purchasers (together with their respective Affiliates) do not take any action that would violate Article 2 of the Standstill Agreement or (b) any Existing Holder, unless and until such time as such Existing Holder shall (i) have a Percentage Stock Ownership that is more than the Existing Holder Ownership Cap of such Existing Holder or (ii) no longer be a “5-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision).  Notwithstanding the foregoing, no Exempt Person shall cease to be an Exempt Person solely as the result of an Acquisition of Corporation Securities by the Corporation which, by reducing the number of Corporation Securities outstanding, increases the Percentage Stock Ownership of such Person.

“Exempt Transaction” means the Acquisition of any Warrants (as defined in the Securities Purchase Agreement) or Warrant Shares (as defined in the Warrants) prior to such time as such Acquired warrants or Warrant Shares, as the case may be, have been distributed and sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act.

“Existing Holder” means any Person who, immediately prior to the Effective Date, is a “5-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision).

“Existing Holder Initial Ownership” means, with respect to any Existing Holder, the aggregate Stock Ownership of such Existing Holder immediately prior to the Effective Time (as reflected in the most recent Schedule 13D or Schedule 13G filed by such Existing Holder prior to the Effective Time).

“Existing Holder Ownership Cap” means, as determined from time to time with respect to any Existing Holder, the sum of (a) the difference of (i) the Existing Holder Initial Ownership of such Existing Holder minus (ii) the total shares of Stock that such Existing Holder has Disposed of on or after the Effective Time plus (b) the difference (which difference shall in no event be less than zero) of (i) 150,000 shares of Common Stock (subject to adjustment for any stock split, reverse stock split, recapitalization or similar transaction) minus (ii) the total shares of Stock that such Existing Holder has Acquired on or after the Effective Time; provided, however that in no event shall the Existing Holder Ownership Cap of such Existing Holder ever exceed the Existing Holder Initial Ownership of such Existing Holder.

“Five Percent Shareholder” means a Person or group of Persons that is identified as a “5-percent shareholder” of the Corporation Securities pursuant to Treasury Regulation Section 1.382-2T(g)(1) (or any successor provision), but excluding (a) any “direct public group” with respect to the Corporation, as that term is defined in Treasury Regulation Section 1.382-2T(j)(2)(ii) (or any successor provision), (b) any Exempt Person and (c) any Person or group of Persons that would be a Five Percent Shareholder solely as a result of the Acquisition of Corporation Securities in an Exempt Transaction.

“Percentage Stock Ownership” and similar terms means the percentage Stock Ownership of any Person or group for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation Section 1.382-2T(g), (h), (j) and (k) (or any successor provisions); provided, however, that such determination shall not include any Corporation Securities Acquired in an Exempt Transaction.

“Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization, and also includes a syndicate or group as those terms are used for the purposes of Section 13(d)(3) of the Exchange Act.

“Prohibited Transfer” means any purported Transfer of Corporation Securities to the extent that such a Transfer is prohibited and/or void under this Article FOURTH.

“Purchasers” shall have the meaning set forth in the Securities Purchase Agreement.

“Restriction Release Date” means such date, after the Effective Date, that the Board of Directors determines in good faith that it is in the best interests of the Corporation and its stockholders for the transfer restrictions set forth in this Article FOURTH to terminate.

“Restricted Holder” means a Person or group of Persons that (a) is a Five Percent Shareholder and Acquires or proposes to Acquire Corporation Securities (other than an Acquisition of Corporation Securities in an Exempt Transaction), or (b) is proposing to Acquire Corporation Securities (other than an Acquisition of Corporation Securities in an Exempt Transaction), and following such proposed Acquisition of Corporation Securities, would be a Five Percent Shareholder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of August 11, 2009, by and between the Company and the Purchasers, as it may be amended or modified from time to time.

“Standstill Agreement” means the Standstill Agreement, dated as of August 11, 2009, by and between the Company and Sageview Capital Master, L.P., as it may be amended or modified from time to time.

“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18) (or any successor provision).

“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code.

“Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Corporation or any direct or indirect subsidiary thereof.

“Transfer” means any direct or indirect Acquisition, sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by any Person or group that alters the Percentage Stock Ownership of any Person or group, or any attempt to do any of the foregoing. A Transfer shall also include the creation or grant of an option (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) (or any successor provision)). A Transfer shall not include an issuance or grant of Corporation Securities by the Corporation.

“Treasury Regulation” means a Treasury Regulation promulgated under the Code.

Section 4.4.2. Transfer Restrictions.

(a)           From and after the Effective Date and prior to the Restriction Release Date, no Transfer shall be permitted, and any such purported Transfer shall be void ab initio, to the extent that after giving effect to such purported Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or group of Persons shall become a Five Percent Shareholder, or (ii) the Percentage Stock Ownership interest in the Corporation of any Five Percent Shareholder shall be increased. The prior sentence is not intended to prevent the Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange or any national securities quotation system, provided, that if the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer.

(b)           The restrictions contained in this Article 4 are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) of the Corporation Securities may limit the Corporation's ability to utilize its Tax Benefits. In connection therewith, and to provide for effective policing of these provisions, a Restricted Holder who proposes to Acquire Corporation Securities (other than an Acquisition of Corporation Securities in an Exempt Transaction) shall, prior to the date of such proposed Acquisition, request in writing (a “Request”) that the Board of Directors of the Corporation (or a committee thereof that has been appointed by the Board of Directors) review such proposed Acquisition and authorize or not authorize such proposed Acquisition in accordance with this Section 4.4.2(b) of Article 4.  A Request shall be mailed or delivered to the Secretary of the Corporation at the Corporation’s principal place of business, or telecopied to the Corporation’s telecopier number at its principal place of business.  Such Request shall be deemed to have been received by the Corporation when actually received by the Corporation.  A Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s direct and indirect ownership of Corporation Securities, (iii) a description of the Corporation Securities that the Restricted Holder proposes to Acquire, (iv) the date on which such proposed Acquisition is expected to take place (or, if such Acquisition is proposed to be made by a Five Percent Shareholder in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name of the proposed transferor of the Corporation Securities that the Restricted Holder proposes to Acquire (or, if such Acquisition is proposed to be made by a Five Percent Shareholder in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), and (vi) a request that the Board of Directors (or a committee thereof that has been appointed by the Board of Directors) authorize, if appropriate, such Acquisition pursuant to this Section 4.4.2(b) of Article 4.  The Board of Directors may authorize an Acquisition by a Restricted Holder, if it determines, in its sole discretion, that, after taking into account the preservation of the Tax Benefits, such Acquisition would be in the best interests of the Corporation and its stockholders and, in such case, the restrictions set forth in Section 4.4.2(a) of this Article FOURTH shall not apply to such Acquisition.  Any determination by the Board of Directors not to authorize a proposed Acquisition by a Restricted Holder shall cause such proposed Acquisition to be deemed a Prohibited Transfer.  The Board of Directors may, in its sole discretion, impose any conditions that it deems reasonable and appropriate in connection with authorizing any such Acquisition by a Restricted Holder.  In addition, the Board of Directors may, in its sole discretion, require such representations from the Restricted Holder or such opinions of counsel to be rendered by counsel selected by the Board of Directors, in each case as to such matters as the Board of Directors may determine and, in each such case, the restrictions set forth in Section 4.4.2(a) of this Article FOURTH shall not apply to such Acquisition.  Any Restricted Holder who makes a Request to the Board of Directors shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Acquisition of Corporation Securities, including, without limitation, the Corporation’s costs and expenses incurred in determining whether to authorize the proposed Acquisition, which costs may include, but are not limited to, any expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto.

Section 4.4.3. Treatment of Excess Securities.

(a)           No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities that are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled with respect to such

Excess Securities to any rights of a stockholder of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof.  Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, such Corporation Securities shall cease to be Excess Securities.

(b)           If the Board of Directors determines that a Prohibited Transfer has been recorded by an agent or employee of the Corporation notwithstanding the prohibition in Section 4.4.3(a) of this Article FOURTH, such recording and the Prohibited Transfer shall be void ab initio and have no legal effect and, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee's possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (the “Prohibited Distributions”), to an agent designated by the Board of Directors (the “Agent”).  In the event of an attempted Prohibited Transfer involving the purchase or Acquisition of Corporation Securities in violation of this Article FOURTH by a Restricted Holder, the Agent shall thereupon sell to a buyer or buyers, which may include the Corporation or the purported transferor, the Excess Securities transferred to it in one or more arm's-length transactions (including over a national securities exchange or national securities quotation system on which the Corporation Securities may be traded); provided, however, that the Agent, in its sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent's discretion, such sale or sales would disrupt the market for the Corporation Securities, would adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws.  If the Purported Transferee has resold the Excess Securities before receiving the Corporation's demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 4.4.3(c) of this Article FOURTH if the Agent, rather than the Purported Transferee, had resold the Excess Securities.

(c)           The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows:  (i) first, to reimburse itself to the extent necessary to cover its costs and expenses incurred in accordance with its duties hereunder; (ii) second, to reimburse the Purported Transferee for the amounts paid by the Purported Transferee for the Excess Securities (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer), and (iii) third, the remainder, if any, to the original transferor, or, if the original transferor cannot be readily identified, to an entity designated by the Corporation's Board of Directors that is described in Section 501(c) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.  The recourse of any Purported Transferee with respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) of this Section 4.4.3(c) of this Article FOURTH.  Except as may be required by law, in no event shall the proceeds of any sale of Excess Securities pursuant to this Article FOURTH inure to the benefit of the Corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.

(d)           In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause a Five Percent Shareholder to violate a restriction on Transfers provided for in this Article FOURTH, the application of Section 4.4.3(b) and Section 4.4.3(c) shall be modified as described in this Section 4.4.3(d).  In such case, no such Five Percent Shareholder shall be required to dispose of any interest that is not a Security, but such Five Percent Shareholder and/or any Person whose ownership of Securities is attributed to such Five Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Shareholder, following such disposition, not to be in violation of this Article FOURTH.  Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Section 4.4.3(b) and Section 4.4.3(c), except that the maximum aggregate amount payable either to such Five Percent Shareholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer.  All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such Five Percent Shareholder or such other Person. The purpose of this Section 4.4.3(d) is to extend the restrictions in Section 4.4.2(a) and Section 4.4.3(a) to situations in which there is a Five Percent Shareholder without a direct

Transfer of Securities, and this Section 4.4.3(d), along with the other provisions of this Article FOURTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(e)           If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the Corporation makes a demand pursuant to Section 4.4.3(b) of this Article FOURTH or any written demand with respect to a deemed disposition pursuant to Section 4.4.3(d) of this Article FOURTH, then the Corporation may take such actions as it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(f)           If any Person shall knowingly violate, or knowingly cause any other Person under control of such Person (a “Controlled Person”) to violate this Article FOURTH, then that Person and any Controlled Person shall be jointly and severally liable for, and shall pay to the Corporation, such amount as will, after taking account of all taxes imposed with respect to the receipt or accrual of such amount and all costs incurred by the Corporation as a result of such violation, put the Corporation in the same financial position as it would have been in had such violation not occurred.

Section 4.4.4. Legends; Compliance.

(a)           All certificates reflecting Corporation Securities on or after the Effective Date shall, until the Restriction Release Date, bear a conspicuous legend in substantially the following form:

THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE FOURTH OF THE RESTATED CERTIFICATE OF INCORPORATION OF ACCESS INTEGRATED TECHNOLOGIES, INC. AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION UPON REQUEST.

(b)           The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article FOURTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.  As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed transferee of such Stock and any Person controlling, controlled by or under common control with the proposed transferee of such Stock, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article FOURTH or the status of the Tax Benefits of the Corporation.

(c)           Nothing contained in this Article FOURTH shall limit the authority of the Board of Directors of the Corporation to take such other action to the extent permitted by law as it deems necessary or advisable to preserve the Corporation's Tax Benefits.  The Board of Directors of the Corporation shall have the power to determine all matters necessary for determining compliance with this Article 4, including, without limitation, determining (i) the identification of Five Percent Shareholders and Restricted Holders, (ii) whether a Transfer or proposed Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five Percent Shareholders and Restricted Holders, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee, (vi) the interpretation of the provisions of this Article FOURTH, and (vii) any other matters which the Board of Directors deems relevant. Without limiting the generality of the foregoing, for the purposes of determining the existence and identity of, and the amount of Corporation Securities owned by, any Person or group of Persons, the Corporation and the Board of Directors are entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D or 13G under the Exchange Act (or any similar schedules) as of any date, and (b) its actual knowledge of the ownership of the Corporation Securities.  In the case of an ambiguity in the application of any of the provisions of this Article FOURTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that this Article FOURTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article FOURTH.  All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Corporation, the Agent, and all other parties to a Transfer; provided, however, that the Board of Directors may delegate all or any portion of its duties and powers under this Article FOURTH to a committee of the Board of Directors as it deems advisable or necessary.

(d)           Nothing contained in this Article FOURTH shall be construed to give any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article FOURTH.  This Article FOURTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

(e)           With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent provided under this Article FOURTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alternation, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(f)           If any provision of this Article FOURTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article FOURTH.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Amendment to the Corporation’s Restated Certificate of Incorporation, as amended, has been executed by a duly authorized officer of the Corporation on this the ___ day of ____ 2009.

Access Integrated Technologies, Inc.

By:
Name:
Title:

APPENDIX E

CERTIFICATE OF AMENDMENT

TO

FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

ACCESS INTEGRATED TECHNOLOGIES, INC.

The undersigned, being the President of Access Integrated Technologies, Inc., a Delaware corporation (the “Corporation”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:

1.
Pursuant to a unanimous written consent of the Board of Directors of the Corporation (the “Board”), the Board adopted resolutions (the “Amending Resolutions”) to further amend the Corporation’s Fourth Amended and Restated Certificate of Incorporation of the Corporation, as filed with the Delaware Secretary of State on November 14, 2003;

2.
Pursuant to a majority vote of the Corporation’s Shareholders in accordance with Section 242 of the DGCL, the holders of the Corporation’s outstanding capital stock voted in favor of the Amending Resolutions; and

3.	The Amending Resolutions were duly adopted in accordance with Section 242 of the DGCL.

NOW, THEREFORE, to effect the Amending Resolutions, Article Fourth of the Certificate of Incorporation shall be deleted in its entirety and replaced as follows:

“FOURTH:                      Capitalization:  The total number of shares of capital stock that the Corporation shall have authority to issue is One Hundred Five Million (105,000,000) shares as follows:  (i) Ninety Million (90,000,000) shares of common stock, of which Seventy-Five Million (75,000,000) shares shall be Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and Fifteen Million (15,000,000) shares shall be Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”); and (ii) Fifteen Million (15,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which the Board of Directors shall have the authority by resolution or resolutions to fix all of the powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Stock permitted by the Delaware General Corporation Law and to divide the Preferred Stock into one or more class and/or classes and designate all of the powers, preferences and rights, and the qualifications, limitations and restrictions of each class permitted by the Delaware General Corporation Law.3

Except as otherwise provided by law or this Fourth Amended and Restated Certificate of Incorporation, as amended from time to time (this “Certificate of Incorporation”), the holders of the Class A Common Stock and the Class B Common Stock, shall have all the same rights and privileges as Common Stock, except that the holders of Class A Common Stock and the Class B Common Stock shall be entitled to vote on all matters to be voted on by the stockholders of the Corporation on the following basis:  (i) each share of the Class A Common Stock shall entitle the holder thereof to one vote, and (ii) each share of Class B Common Stock shall entitle the holder thereof to ten votes.

Each share of Class B Common Stock may also be converted, at any time at the option of the holder thereof, into one (1) validly issued, fully paid and non-assessable share of

_______________________________

3 The number of authorized shares set forth paragraph will be reduced if Proposal 7 is approved and the Board determines to effect a reverse stock split.

Class A Common Stock (subject to adjustment to reflect stock splits, consolidations, recapitalizations and reorganizations).  Each holder of Class B Common Stock that desires to convert its shares of Class B Common Stock, into shares of Class A Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Class B Common Stock and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted.  Thereupon the Corporation shall promptly issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled, together with a cash adjustment of any fraction of a share as hereinafter provided.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock be converted, and the person or entity entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date.

At the option of the holders of fifty-one (51%) percent of the shares of outstanding Class B Common Stock, voting as a class, each share of Class B Common Stock shall be converted (the “Class B Conversion”) into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock (subject to adjustment to reflect stock splits, stock dividends, consolidations, recapitalizations, reorganizations or other like occurrences).  All holders of record of shares of Class B Common Stock, then outstanding shall be given at least ten (10) days’ prior written notice of the date fixed (the “Conversion Date”) and place designated by the Corporation for mandatory conversion of all such shares of Class B Common Stock, pursuant to this paragraph.  Such notice shall be sent by first-class or registered mail, postage prepaid, to each record holder of Class B Common Stock, at such holder’s address last shown on the records of the Corporation or of any transfer agent for the Class B Common Stock.  Each holder of Class B Common Stock shall surrender the certificate or certificates, duly endorsed, at the office of the Corporation or any transfer agent for the Class B Common Stock by the Conversion Date.  Thereupon the Corporation shall promptly issue and deliver to such holder a certificate or certificates for the number of shares of Class A Common Stock to which such holder is entitled, together with a cash adjustment of any fraction of a share as hereinafter provided.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, and the person or entity entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock on such date; provided, however, that if such certificate or certificates are not surrendered by such holder by the Conversion Date, such conversion shall be deemed to have been made on the Conversion Date and such holder thereafter shall be deemed to have a right to receive only such number of shares of Class A Common Stock into which such holder’s shares of Class B Common Stock shall be converted in accordance herewith.

Except as specifically set forth herein, the Certificate of Incorporation shall not be amended, modified or otherwise altered by this Certificate of Amendment.

*  *  *

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of Access Integrated Technologies, Inc. to be signed by A. Dale Mayo, its President, Chief Executive Officer and Chairman of the Board, this __ day of __________, 2009, who acknowledges that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

By:
Name:	A. Dale Mayo
Title:	President, Chief Executive Officer and
Chairman of the Board of Directors

ACCESS INTEGRATED TECHNOLOGIES, INC.
d/b/a CINEDIGM DIGITAL CINEMA CORP.
PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints A. Dale Mayo and Gary S. Loffredo, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of ACCESS INTEGRATED TECHNOLOGIES, INC. d/b/a CINEDIGM DIGITAL CINEMA CORP. (the “Company”) to be held on September 30, 2009 at 2:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting.  IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW.  In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
ACCESS INTEGRATED TECHNOLOGIES, INC.
d/b/a CINEDIGM DIGITAL CINEMA CORP.
September 30, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, the Revised Proxy Statement, the Annual Report and the Proxy Card are available at http://investor.cinedigm.com/annuals.cfm

Please date, sign and mail your Proxy Card in the envelope provided as soon as possible.

¯   Please detach along perforated line and mail in the envelope provided.  ¯

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	Election of nine (9) directors

FOR ALL NOMINEES	[ ]	○	A. Dale Mayo
		○	Gary S. Loffredo
WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ]	○	Wayne L. Clevenger
		○	Gerald C. Crotty
		○	Robert Davidoff
FOR ALL EXCEPT (see instructions below)	[ ]	○	Matthew W. Finlay
		○	Edward A. Gilhuly
		○	Adam M. Mizel
		○	Robert E. Mulholland

INSTRUCTION: to withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2.	Proposal to change the name of the Company from “Access Integrated Technologies, Inc.” to “Cinedigm Digital Cinema Corp.”

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	Proposal to amend the Company’s Second Amended and Restated 2000 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	Proposal to ratify the appointment of Eisner LLP as our independent auditors for the fiscal year ending March 31, 2010.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

5.	Proposal (i) to eliminate the Exercise Restriction in the Warrants and (ii) grant the right of Sageview Capital to nominate a second director to the Board.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

6.	Proposal to eliminate the Exercise Price Floor in the Warrants.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

7.
Proposal to amend the Company’s Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company’s Common Stock, subject to the Board’s discretion.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

8.	Proposal to amend the Company’s Certificate of Incorporation to reclassify our Common Stock and add transfer restrictions to preserve the value of our tax net operating losses.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

9.	Proposal to amend the Company’s Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance and to designate the additional shares as Class A Common Stock.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
Signature of Stockholder:	Date:
Signature of Stockholder:	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.